UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08510

Matthews International Funds
(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Address of principal executive offices) (Zip code)

William J. Hackett, President Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		415-788-7553

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds | Semi-Annual Report

June 30, 2013 | matthewsasia.com

ASIA FIXED INCOME STRATEGY

Matthews Asia Strategic Income Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Focus Fund

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Emerging Asia Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund

'13

Performance and Expenses

		Average Annual Total Return				2012 Gross Annual
	1 year	5 years	10 years	Since Inception	Inception Date	Operating Expenses*
Matthews Asia Strategic Income Fund
Investor Class (MAINX)	5.34%	n.a.	n.a.	5.70%	11/30/11	1.85%
After Fee Waiver and Reimbursement						1.40%[1]
Institutional Class (MINCX)	5.46%	n.a.	n.a.	5.83%	11/30/11	1.70%
After Fee Waiver and Reimbursement/After Voluntary Fee Waiver and Expense Reimbursement						1.25%1/1.00%[2]
Matthews Asian Growth & Income Fund
Investor Class (MACSX)	17.94%	7.53%	13.37%	10.87%	9/12/94	1.11%
Institutional Class (MICSX)	18.04%	n.a.	n.a.	6.63%	10/29/10	0.97%
Matthews Asia Dividend Fund
Investor Class (MAPIX)	17.53%	10.12%	n.a.	10.68%	10/31/06	1.09%
Institutional Class (MIPIX)	17.67%	n.a.	n.a.	6.63%	10/29/10	0.97%
Matthews China Dividend Fund
Investor Class (MCDFX)	15.68%	n.a.	n.a.	8.99%	11/30/09	1.47%
Institutional Class (MICDX)	15.93%	n.a.	n.a.	5.01%	10/29/10	1.29%
Matthews Asia Focus Fund
Investor Class (MAFSX)	n.a.	n.a.	n.a.	-6.50%[3]	4/30/13	2.38%
After Fee Waiver and Reimbursement						1.91%[4]
Institutional Class (MIFSX)	n.a.	n.a.	n.a.	-6.50%[3]	4/30/13	2.22%
After Fee Waiver and Reimbursement/After Voluntary Fee Waiver and Expense Reimbursement						1.75%4/1.50%[5]
Matthews Asia Growth Fund
Investor Class (MPACX)	23.72%	9.13%	n.a.	10.31%	10/31/03	1.16%
Institutional Class (MIAPX)	23.91%	n.a.	n.a.	6.24%	10/29/10	0.98%
Matthews Pacific Tiger Fund
Investor Class (MAPTX)	11.46%	8.55%	15.80%	8.83%	9/12/94	1.11%
Institutional Class (MIPTX)	11.62%	n.a.	n.a.	2.37%	10/29/10	0.95%
Matthews Emerging Asia Fund
Investor Class (MEASX)	n.a.	n.a.	n.a.	-5.60%[3]	4/30/13	2.83%
After Fee Waiver and Reimbursement						2.16%[4]
Institutional Class (MIASX)	n.a.	n.a.	n.a.	-5.60%[3]	4/30/13	2.67%
After Fee Waiver and Reimbursement/After Voluntary Fee Waiver and Expense Reimbursement						2.00%4/1.75%[5]
Matthews China Fund
Investor Class (MCHFX)	-0.52%	2.67%	14.64%	9.95%	2/19/98	1.12%
Institutional Class (MICFX)	-0.34%	n.a.	n.a.	-7.44%	10/29/10	0.91%
Matthews India Fund
Investor Class (MINDX)	3.87%	3.45%	n.a.	8.60%	10/31/05	1.18%
Institutional Class (MIDNX)	3.99%	n.a.	n.a.	-10.60%	10/29/10	0.98%
Matthews Japan Fund
Investor Class (MJFOX)	27.12%	4.25%	6.95%	5.00%	12/31/98	1.20%
Institutional Class (MIJFX)	27.29%	n.a.	n.a.	11.91%	10/29/10	1.04%
Matthews Korea Fund
Investor Class (MAKOX)	8.57%	5.50%	12.19%	5.31%	1/3/95	1.16%
Institutional Class (MIKOX)	8.53%	n.a.	n.a.	5.37%	10/29/10	1.00%
Matthews Asia Small Companies Fund
Investor Class (MSMLX)	20.64%	n.a.	n.a.	18.20%	9/15/08	1.50%
Institutional Class (MISMX)[6]	20.70%	n.a.	n.a.	18.21%	4/30/13	1.36%[7]
Matthews China Small Companies Fund
Investor Class (MCSMX)	17.13%	n.a.	n.a.	-8.55%	5/31/11	3.26%
After Fee Waiver and Reimbursement						2.00%[8]
Matthews Asia Science and Technology Fund
Investor Class (MATFX)	15.23%	5.49%	11.22%	0.39%	12/27/99	1.18%
Institutional Class (MITEX)[6]	15.34%	5.51%	11.23%	0.40%	4/30/13	1.02%[7]

*  These figures are from the Fund's current prospectus and may differ from the actual expense ratios for the preceding fiscal year, as shown in the Financial Highlights section of this report.

1  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2014 to the extent needed to limit Total Annual Fund Operating Expenses to 1.25% for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class are higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.25%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

2  Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of the Fund on a voluntary basis if its expense ratio exceeds 1.00%. Furthermore, any amounts voluntarily waived by Matthews in respect of the Institutional Class, excluding any voluntary waiver of class-specific shareholder servicing fees, may also be waived for the Investor Class. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews.

3  Actual return, not annualized.

4  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2015 to the extent needed to limit Total Annual Fund Operating Expenses to 1.75% for the Institutional Class of the Asia Focus Fund and to 2.00% for the Institutional Class of the Emerging Asia Fund, and agreed to reduce the expense ratio by an equal amount for the corresponding Investor Class of each Fund. Because certain expenses of the Investor Class are higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.75% or 2.00%, respectively. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

5  Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of each Fund on a voluntary basis if its expense ratio exceeds 1.50% for the Asia Focus Fund and 1.75% for the Emerging Asia Fund. Furthermore, any amounts voluntarily waived by Matthews in respect of an Institutional Class, excluding any voluntary waiver of class-specific shareholder servicing fees, may also be waived for its corresponding Investor Class. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews.

6  Institutional Class Shares were first offered on April 30, 2013. For performance since that date, please see each Fund's performance table in the report. Performance for the Institutional Class Shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and Investor Class may arise due to differences in fees charged to each class.

7  Gross annual operating expenses are estimated.

8  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 2.00%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Contents

Message to Shareholders	2
Manager Commentaries, Fund Characteristics and Schedules of Investments:
ASIA FIXED INCOME STRATEGY
Matthews Asia Strategic Income Fund	4
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund	10
Matthews Asia Dividend Fund	15
Matthews China Dividend Fund	20
ASIA GROWTH STRATEGIES
Matthews Asia Focus Fund	25
Matthews Asia Growth Fund	29
Matthews Pacific Tiger Fund	34
Matthews Emerging Asia Fund	39
Matthews China Fund	44
Matthews India Fund	49
Matthews Japan Fund	54
Matthews Korea Fund	59
ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund	64
Matthews China Small Companies Fund	69
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund	74
Disclosures	78
Index Definitions	79
Disclosure of Fund Expenses	80
Statements of Assets and Liabilities	82
Statements of Operations	90
Statements of Changes in Net Assets	94
Financial Highlights	102
Notes to Financial Statements	117
Approval of Investment Advisory Agreement	133

Cover photo: Matsumoto Castle, Japan

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by HMC Partners

"Asia is still a region of strong demand in a world that seems stuck in a rut, with high unemployment and tighter money."

Message to Shareholders
from the Investment Advisor

Dear Valued Shareholder,

Those of you who know Matthews Asia well, or have visited us in San Francisco, may know that the most important piece of furniture on the investment team floor is our pool table. It has survived now for about 15 years and is in surprisingly decent shape. Its presence on the floor is a product of the Asian Financial Crisis of 1997-98, when Matthews Asia was still finding its feet. With markets collapsing around the region, our chairman Mark Headley decided that what Matthews Asia needed was a pool table to serve as a center of gravity, pulling analysts and portfolio managers away from their flashing red computer screens and getting them to discuss Asia in a more relaxed manner.

Back then, the U.S. dollar rallied while many Asian governments and corporations were laden with dollar debt. A few years later, however, a weakened dollar and strong global growth accompanied Asia's comeback from 2000 to 2007. Conversely, over the past couple of years, the slowdown in growth in the region has been concurrent with the gentle rise in the dollar.

Towards the end of the second quarter of the year, indications that monetary policy might be tightened by the U.S. Federal Reserve, even as growth increased only moderately, caused a sudden liquidation of Asian assets and a rush to cash. As the greenback has strengthened, bonds, gold and equities have all fallen. Fortunately, however, Matthews Asia has some experience reflecting on volatile markets with the composure of a seasoned billiard player.

Investors appear to be rushing to hold cash—particularly in U.S. dollars—or, in some regards, shrinking their investment time horizons. As those timelines shorten, the opportunities lie further into the future. However, with money tightening in the U.S., Japan and China, economic activity could certainly be squeezed in the short term. I expect near-term GDP figures to be weak even as I aim to avoid a game of "guessing the quarterly GDP growth." So, it may be time again to step away from those computer screens and consider the longer-term developments of Asia's economies.

Media pundits exclaim that China's shadow banking and wealth management products are "sub-prime," casually comparing the current China liquidity squeeze to a "Lehman event," a "Minsky moment" or a U.S. housing bubble repeated (all of which simply replaces analysis with catchphrases). China does not have a sub-prime mortgage market—people buy houses with cash. Nor are its households highly leveraged or the central government highly indebted. The average Chinese household still has a positive savings rate and the country as a whole runs a current account surplus. To be sure, China's credit has grown rapidly in the past few years and the government has been acting to slow it, which will impact growth. But China is entering this liquidity squeeze with a market trading at 8.4x forward 12-month earnings* and one that has already fallen by nearly 70% since its peak in 2007. And it is not as if China lacks investment opportunities either at home or abroad that could cause it to get stuck in a rut as the U.S. has since the global financial crisis five years ago. So, whatever the current situation, it is not simply a replay of the U.S.'s recent woes.

Whereas the current monetary policy is bad for economic growth, policymakers already seem to be walking back on their hawkish comments while markets appear to have had some cushion from low valuations. There is no doubt that moves by monetary authorities can have a profound impact on growth; if

2 MATTHEWS ASIA FUNDS

everyone increases demand to hold cash just as the central banks slow the growth in the supply of that cash, spending will fall. And because, generally speaking, your spending is someone else's income, we all end up poorer. But self-defeating spirals tend to end. I wonder how prolonged such a spiral could be this time. It seems strange, even bizarre, that monetary authorities in the U.S. and Japan would want to deflate expectations when inflation rates remain below 2% in the U.S. and are still negative in Japan. In my mind, this was much too quick on the draw! For, given the already reasonable valuations that markets were trading at before the sell-off, real value has emerged for the long-run investor. Even some of the high-yielding stocks, which had performed well in the recent past and had become somewhat expensive relative to history, were sold down aggressively on the back of rising U.S. yields and have since returned to reasonable valuations. I suspect that either growth will be stronger than we expect and support equity valuations or there will come a point in which the downwardly revised expectations of growth put a halt to the rise in bond yields.

So, whilst our pool table sees little action these days, we do appeal to the same sentiment that made it a Matthews Asia institution. Asia is still a region of strong demand in a world that seems stuck in a rut, with high unemployment and tighter money. Asia, too, has the potential to continue to grow at rates in excess of the developed world, due to its fast-growing rates of productivity. The region suffers in the capital markets, of course, from being seen through the prism of the U.S. dollar.

So, what to do in this environment? The strategies we employ to manage portfolios tend not to change. But we do have to be ever more alert for possible dislocations in market prices. This is to say that some stocks may be sold down over the short term. We may wish to trim other positions to add to holdings that have sold off aggressively or even to initiate new positions. But this should not be considered a change in our approach or a desire to "time" market movements. It is merely that our long-term view will seem relatively fixed in comparison to the short-run gyrations of market prices as speculators run to cash. Such price moves are likely to be unevenly distributed across countries and sectors, in our eyes, and we may have many new opportunities with which to implement our long-term view.

We would also like to inform you that, as of July 19, 2013, there were portfolio management changes to the Matthews Asia Dividend Fund. The Fund is now co-lead managed by Yu Zhang, CFA, and myself. Jesper Madsen, CFA, has decided to leave Matthews Asia, as of October 31, 2013, in order to pursue personal interests outside of finance.

As always, we feel privileged to be your investment advisor for Asia, and thank you for your support.

Robert Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

*  Forward earnings are calculated by dividing market price per share by expected earnings per share.

matthewsasia.com | 800.789.ASIA 3

ASIA FIXED INCOME STRATEGY

PORTFOLIO MANAGERS

Teresa Kong, CFA	Gerald M. Hwang, CFA
Lead Manager	Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$10.26	$10.25
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.85%	1.70%
After fee waiver and Reimbursement[2]	1.40%	1.25%
After Voluntary Fee Waiver and Expense Reimbursement[3]		1.00%

Portfolio Statistics

Total # of Positions	57
Net Assets	$51.9 million
Modified Duration	3.9[4]
Portfolio Turnover	18.45%[5]

Benchmarks

HSBC Asian Local Bond Index

J.P. Morgan Asia Credit Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asian region. Investments may be denominated in any currency, and may represent any part of a company's capital structure from debt to equity or with features of both.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2014 to the extent needed to limit Total Annual Fund Operating Expenses to 1.25% for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class are higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.25%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

3  Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of the Fund on a voluntary basis if its expense ratio exceeds 1.00%. Furthermore, any amounts voluntarily waived by Matthews in respect of the Institutional Class, excluding any voluntary waiver of class-specific shareholder servicing fees, may also be waived for the Investor Class. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews.

4  Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

5  The lesser of fiscal year 2012 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary

For the first half of 2013, the Matthews Asia Strategic Income Fund returned –3.41% (Investor Class) and –3.32% (Institutional Class), while its primary benchmark, the HSBC Asian Local Bond Index and its secondary benchmark, the J.P. Morgan Asia Credit Index, returned –4.20% and –4.14%, respectively. For the quarter ended June 30, the Fund returned –5.37% (Investor Class) and –5.42% (Institutional Class), while its primary benchmark and secondary benchmarks returned –4.78% and –4.34%, respectively.

With the world's two largest central banks signaling the tapering of loose monetary policies late in the quarter, investors re-priced risk across all markets. In the U.S., 10-year Treasury yields rose almost 100 basis points (1.0%) from 1.63% on May 2 to 2.61% on June 25. With such a drastic rise in "risk-free" rates, yields rose globally. As expected, bond markets that tend to be most correlated with the U.S., such as Hong Kong and Singapore, saw close to a one-for-one rise in yields. Asian bond markets that are less sensitive to market movements, such as Malaysia and Thailand, saw yields rising by about half as much. Emerging Asian countries saw yields rise by about twice as much. For example, in Indonesia yields rose by nearly 2%.

The depreciation of most Asian currencies also compounded the negative price impact of rising U.S. yields. The Australian dollar, which fell more than 12%, the Indian rupee and the New Zealand dollar were the worst-performing currencies over the quarter. The best performers were the Chinese renminbi, the Hong Kong dollar and the Taiwan dollar. During the quarter, we added to the Fund's exposure of Sri Lankan rupee government bonds as we view them to be among the region's best risk-adjusted return opportunities. We also cut our exposure to Philippine peso-denominated and Australian dollar-denominated securities as we see limited upside in them over the medium term.

During the quarter, widening credit spreads also negatively impacted performance. Within the context of this sell-off, it is not surprising that the riskiest positions suffered most, with high yields widening more than investment grade credits. The biggest detractors to Fund performance this quarter were the peso-denominated Republic of the Philippines bonds. The Shimao Property Holdings, Ltd. bond and Indian rupee currency forwards were also detractors. However, fundamentals for these issuers showed no significant deterioration over the quarter. In fact, economic data out of the Philippines has been strong, and Shimao was recently upgraded by a rating agency. In recent months, the Indian government has also taken on reforms including a diesel price hike that we believe should lead to lower fiscal and current account deficits over the medium term. Common to the detractors, however, has been the perception that these countries are relatively risky and illiquid. Therefore, these were among the first names to be sold.

Among the Fund's biggest contributors for the quarter were shares of Advanced Info Service Public Co., Ltd., a short position in U.S. Treasury futures and Galaxy Entertainment Group, Ltd. bonds. Advanced Info Service benefited from the transition into 3G mobile technology and the new license regime in Thailand. As a managed currency, the Chinese renminbi bucked the trend and continued on its own slow path of appreciation during the second quarter. Despite a liquidity squeeze in the

(continued)

4 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2013

				Average Annual Total Returns
	3 Months	YTD	1 Year	Since Inception	Inception Date
Investor Class (MAINX)	-5.37%	-3.41%	5.34%	5.70%	11/30/11
Institutional Class (MINCX)	-5.42%	-3.32%	5.46%	5.83%	11/30/11
HSBC Asian Local Bond Index[6]—Primary Index	-4.78%	-4.20%	1.96%	3.23%
J.P. Morgan Asia Credit Index[6]—Secondary Index	-4.34%	-4.14%	2.69%	6.52%
Lipper Emerging Market Debt Category Average[7]	-6.37%	-7.03%	2.73%	6.98%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2013					2012
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAINX)	$0.11	$0.10	n.a.	n.a.	n.a.	$0.09	$0.07	$0.11	$0.15	$0.42
Institutional (MINCX)	$0.12	$0.11	n.a.	n.a.	n.a.	$0.10	$0.07	$0.12	$0.15	$0.44

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

4.23% (Investor Class) 4.41% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/13, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST:

5.72%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

6  It is not possible to invest directly in an index. Source: Index data from HSBC, J.P. Morgan and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definitions.

7  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS8

	Sector	Currency	% of Net Assets
Home Inns & Hotels Management, Inc., 2.000%, 12/15/2015	Consumer Discretionary	U.S. Dollar	4.7%
Global Logistic Properties, Ltd., 3.375%, 5/11/2016	Financials	Chinese Renminbi	3.8%
KWG Property Holding, Ltd., 12.500%, 8/18/2017	Financials	U.S. Dollar	3.7%
Longfor Properties Co., Ltd., 9.500%, 4/7/2016	Financials	U.S. Dollar	3.6%
MCE Finance, Ltd., 5.000%, 2/15/2021	Consumer Discretionary	U.S. Dollar	3.6%
Shimao Property Holdings, Ltd., 6.625%, 1/14/2020	Financials	U.S. Dollar	3.5%
Malaysian Government Bond, 4.160%, 7/15/2021	Government Bonds	Malaysian Ringgit	3.1%
Malaysian Government Bond, 3.492%, 3/31/2020	Government Bonds	Malaysian Ringgit	3.0%
United Overseas Bank, Ltd., 3.150%, 7/11/2022	Financials	Singapore Dollar	3.0%
Thailand Government Bond, 3.125%, 12/11/2015	Government Bonds	Thailand Baht	2.8%
% OF ASSETS IN TOP TEN			34.8%

8  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 5

CURRENCY ALLOCATION (%)9,10

U.S. Dollar (USD)	46.2
Singapore Dollar (SGD)	10.0
China Renminbi (CNY)	8.8
Malaysian Ringgit (MYR)	8.2
Thailand Baht (THB)	6.3
Korean Won (KRW)	6.3
Sri Lanka Rupee (LKR)	5.3
Philippine Peso (PHP)	2.7
Australian Dollar (AUD)	2.6
Indonesian Rupiah (IDR)	1.9
Hong Kong Dollar (HKD)	0.8
Cash and Other Assets, Less Liabilities	0.9

COUNTRY ALLOCATION (%)10,11

China/Hong Kong	31.3
Malaysia	10.1
Singapore	9.6
Indonesia	8.3
Thailand	7.5
Australia	6.8
South Korea	6.3
India	5.6
Sri Lanka	5.3
Philippines	4.8
United Kingdom	2.1
Japan	1.4
Cash and Other Assets, Less Liabilities	0.9

SECTOR ALLOCATION (%)10

Financials	44.2
Government Bonds	28.2
Consumer Discretionary	17.1
Telecommunication Services	4.9
Utilities	2.2
Industrials	2.1
Energy	0.4
Cash and Other Assets, Less Liabilities	0.9

ASSET TYPE BREAKDOWN (%)9,10

Non-Convertible Corporate Bonds	61.0
Government Bonds	28.2
Common Equities and ADRs	5.2
Convertible Corporate Bonds	4.7
Cash and Other Assets, Less Liabilities	0.9

9  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

10  Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

11  Not all countries are included in the benchmark index(es).

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary (continued)

interbank market, China's central bank did not inject liquidity into the market, signaling its resolve to slow its credit growth. Tightening credit in China could negatively impact those sectors most tied to liquidity, particularly banks, property and gaming sectors. Despite this, Galaxy Entertainment bonds demonstrated solid price stability due to both its renminbi denomination and short duration.

Looking forward, while yields have come off their historical lows in the U.S. and Asia, we believe there is more room for interest rates to rise in the medium term. For the next several months, however, rates may consolidate at current levels. One reason for interest rate rises to be capped in Asia is slowing growth from China, which may leave little room for the region's monetary policies to be excessively tight. A slowing Chinese economy may have the positive effect of offsetting some upward pressure on Asian rates from the U.S. Federal Reserve's plans to taper quantitative easing.

Second, spreads may have some room to widen given a repricing of risk across global markets. However, credit spreads are unlikely to spike as long as default rates stay low. Global high yield rates are still hovering at about 3%, with recovery rates currently better than average. Furthermore, if U.S. growth should prove to be solid, we believe this should eventually have a positive spillover into higher cash flows and may lower leverage for global companies.

Finally, rising yields and a solid U.S. recovery may bode well for the U.S. dollar. As such, we expect local Asian currencies to underperform against the U.S. dollar in the near term. This is especially true for countries with fiscal and current account deficits. However, the silver lining is that it is also precisely in such tough times that governments may feel pushed to take on tough reforms. In Indonesia, for example, a controversial fuel price hike was recently passed. While this will likely increase inflation and inflation expectations in the near term, we believe the long-term positive effects far outweigh the negative. The removal of the subsidies can free up much-needed funds for other sectors that may be more critical for future growth, such as infrastructure and education. This serves as a reminder that crisis begets change, and it is precisely these seeds for change that we hope will blossom over the long term. As our strategy allows us the flexibility to invest in both U.S. dollar and local currency bonds, we may be well-positioned in either a strong or a weak U.S. dollar regime.

Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

6 MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

FOREIGN GOVERNMENT OBLIGATIONS: 28.2%

	Face Amount*		Value
MALAYSIA: 7.4%
Malaysian Government Bond 4.160%, 07/15/21	MYR	5,000,000	$1,633,442
Malaysian Government Bond 3.492%, 03/31/20	MYR	5,000,000	1,575,879
Malaysian Government Bond 3.580%, 09/28/18	MYR	1,000,000	316,878
Malaysia Investment Issue 3.309%, 08/30/17	MYR	1,000,000	314,671
Total Malaysia			3,840,870
SOUTH KOREA: 6.3%
Korea Treasury Bond 2.750%, 09/10/17	KRW	1,600,000,000	1,380,951
Korea Treasury Bond 3.500%, 09/10/16	KRW	1,000,000,000	889,439
Korea Treasury Bond 3.250%, 12/10/14	KRW	500,000,000	440,737
Korea Treasury Bond 4.000%, 09/10/15	KRW	300,000,000	268,893
Korea Treasury Bond 3.250%, 06/10/15	KRW	300,000,000	264,643
Total South Korea			3,244,663
SRI LANKA: 5.3%
Sri Lanka Government Bond 8.500%, 06/01/18	LKR	200,000,000	1,387,101
Sri Lanka Government Bond 8.500%, 07/15/18	LKR	100,000,000	684,417
Sri Lanka Government Bond 8.000%, 11/15/18	LKR	100,000,000	665,483
Total Sri Lanka			2,737,001
THAILAND: 4.7%
Thailand Government Bond 3.125%, 12/11/15	LKR	45,000,000	1,456,552
Thailand Government Bond 3.250%, 06/16/17	LKR	30,000,000	968,544
Total Thailand			2,425,096
PHILIPPINES: 2.7%
Republic of Philippines 6.250%, 01/14/36	PHP	40,000,000	981,481
Republic of Philippines 4.950%, 01/15/21	PHP	18,000,000	418,750
Total Philippines			1,400,231
INDONESIA: 1.8%
Indonesia Government Bond 8.250%, 07/15/21	IDR	9,000,000,000	961,237
Total Indonesia			961,237
TOTAL FOREIGN GOVERNMENT OBLIGATIONS			14,609,098
(Cost $15,248,309)

NON-CONVERTIBLE CORPORATE BONDS: 61.0%

	Face Amount*		Value
CHINA/HONG KONG: 25.8%
KWG Property Holding, Ltd. 12.500%, 08/18/17		1,800,000	$1,922,900
Longfor Properties Co., Ltd. 9.500%, 04/07/16		1,750,000	1,876,875
MCE Finance, Ltd. 5.000%, 02/15/21		2,000,000	1,875,000
Shimao Property Holdings, Ltd. 6.625%, 01/14/20		2,000,000	1,800,000
Galaxy Entertainment Group, Ltd. 4.625%, 12/16/13	CNY	7,470,000	1,214,103
FPT Finance, Ltd. 6.375%, 09/28/20		1,050,000	1,079,593
Wharf Finance No. 1, Ltd. 4.500%, 07/20/21	SGD	1,250,000	986,518
Dorsett Hospitality International, Ltd. 6.000%, 04/03/18	CNY	6,000,000	909,150
Golden Eagle Retail Group, Ltd. 4.625%, 05/21/23[b]		1,000,000	869,024
Wheelock Finance, Ltd. 4.500%, 09/02/21	SGD	750,000	591,911
Beijing Enterprises Water Group, Ltd. 3.750%, 06/30/14	CNY	1,500,000	245,179
Total China/Hong Kong			13,370,253
SINGAPORE: 7.6%
Global Logistic Properties, Ltd. 3.375%, 05/11/16	CNY	12,500,000	1,955,278
United Overseas Bank, Ltd. 3.150%[c], 07/11/22	SGD	2,000,000	1,575,568
Oversea-Chinese Banking Corp., Ltd. 3.750%[c], 11/15/22		400,000	400,744
Total Singapore			3,931,590
AUSTRALIA: 6.8%
Macquarie Bank, Ltd. 6.625%, 04/07/21		1,100,000	1,163,395
Lend Lease Financial International, Ltd. 4.625%, 07/24/17	SGD	1,250,000	1,006,499
SPI Electricity & Gas Australia Holdings Pty, Ltd. 5.750%, 06/28/22	AUD	1,000,000	894,500
Crown Group Finance, Ltd. 5.750%, 07/18/17	AUD	500,000	467,627
Total Australia			3,532,021
INDONESIA: 6.5%
Alam Synergy Pte, Ltd. 6.950%, 03/27/20[b]		1,500,000	1,436,250
Theta Capital Pte, Ltd. 7.000%, 05/16/19		1,000,000	985,145
TBG Global Pte, Ltd. 4.625%, 04/03/18[b]		1,000,000	955,000
Total Indonesia			3,376,395

matthewsasia.com | 800.789.ASIA 7

Matthews Asia Strategic Income Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

NON-CONVERTIBLE CORPORATE BONDS (continued)

	Face Amount*		Value
INDIA: 5.6%
ICICI Bank, Ltd. 6.375%[c], 04/30/22		1,500,000	$1,432,500
Axis Bank, Ltd. 7.250%[c], 08/12/21		1,000,000	997,763
Bank of Baroda 6.625%[c], 05/25/22		500,000	480,000
Total India			2,910,263
PHILIPPINES: 2.1%
Alliance Global Group, Inc. 6.500%, 08/18/17		1,050,000	1,092,000
Total Philippines			1,092,000
UNITED KINGDOM: 2.1%
Jaguar Land Rover Automotive PLC 7.750%, 05/15/18[b]		500,000	540,000
Jaguar Land Rover PLC, Reg S 7.750%, 05/15/18		500,000	540,000
Total United Kingdom			1,080,000
MALAYSIA: 1.9%
Malayan Banking BHD 3.250%[c], 09/20/22		1,000,000	967,338
Total Malaysia			967,338
JAPAN: 1.4%
Softbank Corp. 4.500%, 04/15/20[b]		500,000	481,875
ORIX Corp. 4.000%, 11/29/14	CNY	1,500,000	243,692
Total Japan			725,567
THAILAND: 1.2%
Bangkok Bank Public Co., Ltd. 9.025%, 03/15/29		500,000	641,250
Total Thailand			641,250
TOTAL NON-CONVERTIBLE CORPORATE BONDS			31,626,677
(Cost $33,048,546)

COMMON EQUITIES: 5.2%

	Shares
SINGAPORE: 2.0%
StarHub, Ltd.	140,000	460,319
Ascendas REIT	170,000	297,922
Mapletree Logistics Trust, REIT	320,000	277,345
Total Singapore		1,035,586
THAILAND: 1.6%
Kasikornbank Public Co., Ltd.	60,000	366,316
PTT Exploration & Production Public Co., Ltd.	45,000	228,884
Advanced Info Service Public Co., Ltd.	25,000	226,011
Total Thailand		821,211
	Shares	Value
MALAYSIA: 0.8%
Axiata Group BHD	200,000	$418,867
Total Malaysia		418,867
CHINA/HONG KONG: 0.8%
HSBC Holdings PLC	40,000	414,611
Total China/Hong Kong		414,611
TOTAL COMMON EQUITIES		2,690,275
(Cost $2,385,047)

CONVERTIBLE CORPORATE BONDS: 4.7%

	Face Amount*
CHINA/HONG KONG: 4.7%
Home Inns & Hotels Management, Inc., Cnv. 2.000%, 12/15/15	2,800,000	2,441,250
Total China/Hong Kong		2,441,250
TOTAL CONVERTIBLE CORPORATE BONDS		2,441,250
(Cost $2,491,863)
TOTAL INVESTMENTS: 99.1%		51,367,300
(Cost $53,173,765d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		492,592
NET ASSETS: 100.0%		$51,859,892

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

c  Variable rate security. The rate represents the rate in effect at June 30, 2013.

d  Cost for federal income tax purposes is $53,173,765 and net unrealized depreciation consists of:

Gross unrealized appreciation	$550,481
Gross unrealized depreciation	(2,356,946)
Net unrealized depreciation	($1,806,465)

*  All values are in USD unless otherwise noted.

AUD  Australian Dollar

BHD  Berhad

Cnv.  Convertible

CNY  Chinese Renminbi (Yuan)

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

LKR  Sri Lanka Rupee

MYR  Malaysian Ringgit

PHP  Philippine Peso

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

THB  Thailand Baht

TWD  Taiwan Dollar

USD  U.S. Dollar

8 MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

	Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
LONG	CNY	7,402,440	USD	1,200,000	Deutsche Banc Alex Brown, Inc.	07/05/13	$5,828
	CNY	4,912,400	USD	800,000	Goldman Sachs & Co.	07/05/13	210
	IDR	4,883,000,000	USD	500,000	Deutsche Banc Alex Brown, Inc.	07/05/13	(12,786)
	IDR	7,992,000,000	USD	800,000	Goldman Sachs & Co.	07/05/13	(2,577)
	IDR	6,902,000,000	USD	700,000	Deutsche Banc Alex Brown, Inc.	07/05/13	(11,334)
	INR	27,012,500	USD	500,000	Deutsche Banc Alex Brown, Inc.	07/05/13	(47,001)
	INR	38,745,000	USD	700,000	Deutsche Banc Alex Brown, Inc.	07/05/13	(50,247)
	INR	45,760,000	USD	800,000	Deutsche Banc Alex Brown, Inc.	07/05/13	(32,605)
	KRW	1,323,120,000	USD	1,180,093	Deutsche Banc Alex Brown, Inc.	07/05/13	(21,982)
	MYR	2,172,450	USD	700,000	Deutsche Banc Alex Brown, Inc.	07/05/13	(16,457)
	PHP	49,231,000	USD	1,166,611	Deutsche Banc Alex Brown, Inc.	07/05/13	(23,167)
	THB	20,696,200	USD	702,280	Deutsche Banc Alex Brown, Inc.	07/05/13	(35,255)
	INR	28,145,000	USD	500,000	Goldman Sachs & Co.	10/15/13	(37,233)
	INR	57,100,000	USD	1,000,000	Standard Chartered Bank Hong Kong	10/15/13	(61,147)
	INR	55,260,000	USD	1,000,000	Goldman Sachs & Co.	10/15/13	(91,401)
							($437,154)
SHORT	USD	500,000	JPY	46,382,000	Brown Brothers Harriman	07/05/13	$32,333
	USD	1,200,000	KRW	1,323,120,000	Deutsche Banc Alex Brown, Inc.	07/05/13	41,889
	USD	709,024	MYR	2,172,450	Deutsche Banc Alex Brown, Inc.	07/05/13	25,481
	USD	2,000,000	MYR	6,189,200	Deutsche Banc Alex Brown, Inc.	07/05/13	52,620
	USD	500,000	PHP	20,615,000	Deutsche Banc Alex Brown, Inc.	07/05/13	21,194
	USD	700,000	PHP	28,616,000	Deutsche Banc Alex Brown, Inc.	07/05/13	35,362
	USD	2,000,000	THB	61,300,000	Deutsche Banc Alex Brown, Inc.	07/05/13	24,340
	USD	700,000	THB	20,696,200	Deutsche Banc Alex Brown, Inc.	07/05/13	32,974
	USD	500,000	TWD	14,750,000	Deutsche Banc Alex Brown, Inc.	07/05/13	7,751
	USD	700,000	TWD	20,878,900	Deutsche Banc Alex Brown, Inc.	07/05/13	3,212
	USD	800,000	TWD	23,808,000	Deutsche Banc Alex Brown, Inc.	07/05/13	5,460
							$282,616

FINANCIAL FUTURES CONTRACTS SOLD AS OF JUNE 30, 2013 WERE AS FOLLOWS:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
10	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September, 2013	$1,265,625	$28,672

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 9

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD

Lead Manager

Kenneth Lowe, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$18.69	$18.68
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.11%	0.97%

Portfolio Statistics

Total # of Positions	65
Net Assets	$4.5 billion
Weighted Average Market Cap	$28.8 billion
Portfolio Turnover	17.43%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2012 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the first half of 2013, the Matthews Asian Growth and Income Fund gained 1.78% (Investor Class) and 1.86% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia ex Japan Index, which fell -5.61%. For the quarter ended June 30, the Fund declined -2.52% (Investor Class) and -2.49% (Institutional Class) while its benchmark fell -5.21%.

Asian markets were somewhat challenging during the second quarter as the region experienced extreme volatility throughout May and June, sparked by three notable macroeconomic incidents. First, we witnessed some initial chatter from the U.S. Federal Reserve regarding a potential pullback in its ongoing quantitative easing program should we start to see improving data in the country. Second, we saw a spike up in China's interbank rates as its central bank, the People's Bank of China, began to restrict liquidity to its banking system in order to try to set a new tone for how credit in China should be deployed going forward. Its aim has been to begin to rein in what has been unsustainable credit growth over the last five years and potentially even end the days of guaranteed spreads for banks. As a reminder, the Fund holds no Chinese banks due to concerns such as these. Third, we saw comments from Japanese Prime Minister Shinzo Abe targeting 3% nominal GDP growth and 2% real GDP growth annually for the next decade—implying an inflation level of merely 1%, substantially lower than the 2% inflation target Japan previously stated it would aim to achieve within two years. This caused many market participants to question the Bank of Japan's conviction in what is still an early stage in an unprecedentedly large monetary policy experiment. These three events have weighed on market sentiment and particularly impacted emerging markets as the U.S. dollar strengthens with the prospect of monetary tightening in the world's two largest economies.

With volatile macroeconomic policy shifts across the globe grabbing headlines and dragging markets into negative territory, we are pleased to note that the Fund has largely been able to provide what it sets out to—that is to participate in the growth available within Asia's economies while also protecting capital in times of extreme volatility such as those that we have witnessed more recently. The Fund has a long history of investing in alternative instruments such as convertible bonds and preferred shares as part of our strategy to achieve this objective, and both helped performance over the quarter.

Our preferred share holdings, all of which are within Korean companies, comprised just a small part of the portfolio but generated solid returns. One reason for this relates to the continued low interest rates available to investors, particularly in a country such as South Korea where attractive dividend yields are hard to find. This reignited interest in an area of the market where some form of current income is still available. Further, we have witnessed small improvements in South Korea's corporate governance standards and this has led to a reduction in the premium paid for the shareholder voting rights that an investor loses by owning preferred shares. For convertible bonds, we were helped by the defensiveness of such assets. They typically provide the portfolio with some ballast as the cash flows of the underlying businesses backing these hybrid instruments remain in little doubt.

(continued)

10 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2013

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MACSX)	-2.52%	1.78%	17.94%	10.67%	7.53%	13.37%	10.87%	9/12/94
Institutional Class (MICSX)	-2.49%	1.86%	18.04%	n.a.	n.a.	n.a.	6.63%	10/29/10
MSCI AC Asia ex Japan Index[3]	-5.21%	-5.61%	9.16%	6.11%	3.77%	13.22%	3.72%[4]
Lipper Pacific Region Funds Category Average[5]	-3.75%	3.16%	17.23%	8.79%	1.74%	9.52%	3.83%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2013			2012
	June	December	Total	June	December	Total
Investor (MACSX)	$0.24	n.a.	n.a.	$0.20	0.27	$0.47
Institutional (MICSX)	$0.26	n.a.	n.a.	$0.21	0.28	$0.49

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.64% (Investor Class) 1.81% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/13, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.34%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
Singapore Technologies Engineering, Ltd.	Industrials	Singapore	3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.1%
AMMB Holdings BHD	Financials	Malaysia	2.9%
AIA Group, Ltd.	Financials	China/Hong Kong	2.8%
Jardine Matheson Holdings, Ltd.	Industrials	China/Hong Kong	2.7%
Japan Tobacco, Inc.	Consumer Staples	Japan	2.6%
Keppel Corp., Ltd.	Industrials	Singapore	2.4%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 4/24/2014	Energy	China/Hong Kong	2.3%
Lawson, Inc.	Consumer Staples	Japan	2.3%
United Overseas Bank, Ltd.	Financials	Singapore	2.3%
% OF ASSETS IN TOP TEN			27.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 11

COUNTRY ALLOCATION (%)7

China/Hong Kong	28.6
Singapore	16.1
Japan	8.5
Australia	8.2
South Korea	8.0
Malaysia	7.2
Thailand	6.0
Taiwan	4.1
India	3.9
Indonesia	3.5
Philippines	1.7
United Kingdom	1.5
Vietnam	1.3
Cash and Other Assets, Less Liabilities	1.4

SECTOR ALLOCATION (%)

Financials	27.3
Industrials	14.7
Consumer Staples	11.9
Telecommunication Services	11.0
Consumer Discretionary	10.1
Utilities	6.6
Information Technology	5.4
Energy	4.7
Health Care	3.6
Materials	3.3
Cash and Other Assets, Less Liabilities	1.4

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	73.1
Mid Cap ($1B–$5B)	24.2
Small Cap (under $1B)	1.3
Cash and Other Assets, Less Liabilities	1.4

ASSET TYPE BREAKDOWN (%)9

Common Equities and ADRs	82.4
Convertible Corporate Bonds	12.1
Preferred Equities	4.1
Cash and Other Assets, Less Liabilities	1.4

7  Not all countries are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Bonds are not included in the MSCI All Country Asia ex Japan Index.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (continued)

Within equities, our stock selection also benefited performance with the largest contributor being our holding in VTECH, a Hong Kong-based manufacturer of telephones and electronic learning toys for children. This is a company that fits many attributes that we favor, including a strong balance sheet, a good management team and admirable cash-flow generation. Additionally, the company has been winning market share in telephones and electronic tablets as well as improving their margins due to a drop in raw material prices for many of the components that they utilize in such products.

Whilst these were areas of relative strength, we have also experienced challenges during such volatile periods. The most notable of these came from our positions in Australia. Factors that hurt performance included a dramatic double-digit weakening of the Australian dollar against the U.S. dollar alongside a continuing sell-off of most commodities. This latter point further impacted growth for the somewhat commodity-dependent nation.

Looking ahead, the recent sell-off across Asian markets has left broad valuation metrics at their widest discount to the U.S. since 2008, trading at roughly 11x forward earnings and 1.6x book value.* Whilst these are nominally attractive, we would caution that there remains some polarization between high quality businesses with visible earnings growth and more cyclical companies, particularly those based within North Asia. Further, we do have a number of prospective issues that exist across the region. We cannot dismiss the difficulty that China will have in transforming itself into a domestically demand-driven economy from a fixed-asset investment and export-led one. It is also clear that we have witnessed strong credit growth across the majority of Asia during the last five years and this loose monetary policy will have to begin to be tightened to avoid excessive credit creation. Meanwhile, monetary policy in the West remains volatile and European politics fragile. Against that backdrop, we remain focused on quality businesses at appealing valuations that we believe can provide the Fund with the potential for greater upside than downside to returns over the long term.

*  Forward earnings are calculated by dividing market price per share by expected earnings per share. The book value of an asset is its value on a company's balance sheet, which may differ from its market value.

12 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 82.4%

	Shares	Value
CHINA/HONG KONG: 22.3%
AIA Group, Ltd.	29,573,600	$124,593,605
Jardine Matheson Holdings, Ltd.	1,986,800	119,907,616
VTech Holdings, Ltd.	6,537,900	99,425,170
CLP Holdings, Ltd.	11,771,700	95,160,383
HSBC Holdings PLC ADR	1,679,433	87,162,573
Hang Lung Properties, Ltd.	24,970,920	86,494,984
China Mobile, Ltd. ADR	1,555,700	80,538,589
Television Broadcasts, Ltd.	10,328,300	70,687,073
Vitasoy International Holdings, Ltd.†	51,771,000	62,318,886
CITIC Telecom International Holdings, Ltd.†	191,298,250	57,191,519
Cafe' de Coral Holdings, Ltd.	18,352,000	54,733,126
China Pacific Insurance Group Co., Ltd. H Shares	17,033,400	54,000,654
Total China/Hong Kong		992,214,178
SINGAPORE: 14.2%
Singapore Technologies Engineering, Ltd.	52,104,125	171,639,250
Keppel Corp., Ltd.	12,825,900	104,907,402
United Overseas Bank, Ltd.	6,487,000	101,301,724
Ascendas REIT	53,925,000	94,502,722
SIA Engineering Co., Ltd.	18,588,000	73,912,047
ARA Asset Management, Ltd.	31,219,210	42,771,131
Singapore Post, Ltd.	38,209,000	39,117,907
Keppel REIT	2,565,180	2,615,093
Total Singapore		630,767,276
JAPAN: 8.5%
Japan Tobacco, Inc.	3,264,600	115,232,387
Lawson, Inc.	1,333,600	101,766,105
Hisamitsu Pharmaceutical Co., Inc.	1,983,600	100,657,580
Japan Real Estate Investment Corp., REIT	5,590	62,444,546
Total Japan		380,100,618
MALAYSIA: 7.2%
AMMB Holdings BHD	56,073,200	129,984,262
Genting Malaysia BHD	75,188,700	92,317,278
Axiata Group BHD	29,634,423	62,064,433
Telekom Malaysia BHD	20,245,551	34,602,303
British American Tobacco Malaysia BHD	85,300	1,604,766
Total Malaysia		320,573,042
AUSTRALIA: 6.6%
Orica, Ltd.	4,431,561	83,537,324
Coca-Cola Amatil, Ltd.	6,909,102	80,049,595
Telstra Corp., Ltd.	16,073,997	69,881,505
CSL, Ltd.	1,044,381	58,817,631
Total Australia		292,286,055
	Shares	Value
THAILAND: 6.0%
PTT Public Co., Ltd.	8,719,200	$93,764,272
BEC World Public Co., Ltd.	30,807,800	58,289,182
Glow Energy Public Co., Ltd.	21,887,400	50,480,382
Land & Houses Public Co., Ltd. NVDR	103,036,471	37,456,795
Land & Houses Public Co., Ltd.	42,053,829	15,287,807
Banpu Public Co., Ltd.	1,471,050	11,393,125
Total Thailand		266,671,563
TAIWAN: 4.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	20,673,187	74,838,927
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,558,724	65,195,824
Chunghwa Telecom Co., Ltd. ADR	1,277,525	41,021,328
Total Taiwan		181,056,079
SOUTH KOREA: 3.9%
KT&G Corp.	1,104,197	71,620,348
GS Home Shopping, Inc.	298,935	61,714,287
S1 Corp.	771,922	42,343,351
Total South Korea		175,677,986
INDONESIA: 3.5%
PT Perusahaan Gas Negara Persero	159,343,000	91,387,271
PT Telekomunikasi Indonesia Persero ADR	1,544,000	65,990,560
Total Indonesia		157,377,831
PHILIPPINES: 1.7%
Globe Telecom, Inc.	2,065,510	76,908,093
Total Philippines		76,908,093
INDIA: 1.6%
Housing Development Finance Corp.	4,926,603	72,528,463
Total India		72,528,463
UNITED KINGDOM: 1.5%
BHP Billiton PLC	2,588,378	65,998,439
Total United Kingdom		65,998,439
VIETNAM: 1.3%
Vietnam Dairy Products JSC	9,093,802	56,425,646
Total Vietnam		56,425,646
TOTAL COMMON EQUITIES		3,668,585,269
(Cost $2,924,395,466)

matthewsasia.com | 800.789.ASIA 13

Matthews Asian Growth and Income Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 4.1%

	Shares	Value
SOUTH KOREA: 4.1%
Hyundai Motor Co., Ltd., Pfd.	673,649	$57,041,595
Hyundai Motor Co., Ltd., 2nd Pfd.	612,366	53,428,911
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	515,311	48,632,128
LG Household & Health Care, Ltd., Pfd.	121,855	22,835,221
Total South Korea		181,937,855
TOTAL PREFERRED EQUITIES		181,937,855
(Cost $79,401,075)

CONVERTIBLE CORPORATE BONDS: 12.1%

	Face Amount*
CHINA/HONG KONG: 6.3%
China Petroleum & Chemical Corp. (Sinopec), Cnv. 0.000%, 04/24/14	HKD	676,210,000	104,055,110
Hong Kong Exchanges and Clearing, Ltd., Cnv. 0.500%, 10/23/17		96,000,000	98,280,000
Power Regal Group, Ltd., Cnv. 2.250%, 06/02/14	HKD	234,020,000	38,696,327
PB Issuer No. 2, Ltd., Cnv. 1.750%, 04/12/16		21,820,000	21,492,700
Hengan International Group Co., Ltd., Cnv. 0.000%, 06/27/18	HKD	127,000,000	16,558,525
Total China/Hong Kong			279,082,662
INDIA: 2.3%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14		56,200,000	59,628,200
Larsen & Toubro, Ltd., Cnv. 3.500%, 10/22/14		41,200,000	41,715,000
Total India			101,343,200
SINGAPORE: 1.9%
CapitaLand, Ltd., Cnv. 3.125%, 03/05/18	SGD	62,000,000	52,216,963
CapitaLand, Ltd., Cnv. 2.875%, 09/03/16	SGD	41,750,000	33,556,460
Total Singapore			85,773,423
	Face Amount*	Value
AUSTRALIA: 1.6%
QBE Funding Trust, Cnv. 0.000%, 05/12/30	104,571,000	$70,689,996
Total Australia		70,689,996
TOTAL CONVERTIBLE CORPORATE BONDS		536,889,281
(Cost $534,992,741)
TOTAL INVESTMENTS: 98.6%		4,387,412,405
(Cost $3,538,789,282b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.4%		63,804,298
NET ASSETS: 100.0%		$4,451,216,703

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Cost for federal income tax purposes is $3,539,680,373 and net unrealized appreciation consists of:

Gross unrealized appreciation	$961,627,287
Gross unrealized depreciation	(113,895,255)
Net unrealized appreciation	$847,732,032

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

*  All values are in USD unless otherwise noted.

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

HKD  Hong Kong Dollar

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

USD  U.S. Dollar

See accompanying notes to financial statements.

14 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS**

Yu Zhang, CFA

Lead Manager

Robert Horrocks, PhD

Lead Manager

Jesper O. Madsen, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$15.05	$15.04
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.09%	0.97%

Portfolio Statistics

Total # of Positions	61
Net Assets	$5.4 billion
Weighted Average Market Cap	$28.5 billion
Portfolio Turnover	9.17%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2012 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Dividend Fund*

Portfolio Manager Commentary

For the first half of 2013, the Matthews Asia Dividend Fund gained 5.09% (Investor Class) and 5.15% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which returned 2.37%. For the quarter ended June 30, the Fund declined -2.15% (Investor Class) and -2.12% (Institutional Class) while its benchmark fell -2.99%. In June, the Fund distributed 13.25 cents per share (Investor Class) and 13.72 cents per share (Institutional Class), bringing its total year-to-date income distribution to 27.02 cents and 27.85 cents per share, respectively. The Fund was closed to most new investors on June 14, 2013, in an effort to curtail the pace of inflows and help maintain the integrity of our investment process.

Volatility picked up in late May as capital markets tried to gauge the extent, pace and timing of an eventual tapering of quantitative easing by the U.S. Federal Reserve. This volatility was amplified in emerging markets, including the Asia Pacific region, with a sell-off in equities and currencies. Equities with relative high yields but little dividend growth, such as Real Estate Investment Trusts (REITs), were hit particularly hard as the long end of the yield curve shifted up in the U.S. Given the Fund's focus on dividend-paying equities, it is worthwhile to revisit the objective of the strategy and explain how we navigate through an environment of potentially higher interest rates. The objective of the strategy is not purely one of generating income, but of seeking total return, which includes capital appreciation. Over longer periods capital appreciation is supported by dividend growth. Since higher-yielding equities were bid up leading into May, we found better value in companies with lower current dividend yields, but better growth prospects. This is reflected in our portfolio additions this year, most of which have yields below the average for the portfolio. These additions tend to be less sensitive to interest rate movements and, therefore, can serve as good diversifiers in a climate of potentially higher interest rates.

The Fund's Japanese holdings contributed positively to performance for the quarter, with Japan Tobacco being the top contributor. The company paid out a higher dividend than it had initially predicted and also announced it would target a 35% increase in the dividend over the coming year. With this projected dividend growth, on top of the average 33% annualized dividend growth over the past three years, Japan Tobacco continues to serve as a prime example of why we include Japanese companies in the portfolio. By sector, telecommunication services was the main contributor for the quarter, mainly due to positive performance by Globe Telecom of the Philippines. Globe Telecom benefited from an improved competitive environment that led to some market share gains alongside expectations that investments would peak and result in higher free cash flow for shareholders. Our holdings within the materials sector also posted positive performance, particularly due to the preferred shares of LG Chemical. Preferred shares, which tend to hold higher dividend yields than common equity, saw an increase in price as investors in South Korea sought out higher-yielding investments.

The Fund's holdings in Australia were detractors to performance during the quarter, due in great part to the Australian dollar's depreciation of

*  Closed to most new investors as of June 14, 2013.

**  As of July 19, 2013.

(continued)

matthewsasia.com | 800.789.ASIA 15

PERFORMANCE AS OF JUNE 30, 2013

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAPIX)	-2.15%	5.09%	17.53%	10.46%	10.12%	10.68%	10/31/06
Institutional Class (MIPIX)	-2.12%	5.15%	17.67%	n.a.	n.a.	6.63%	10/29/10
MSCI AC Asia Pacific Index[3]	-2.99%	2.37%	14.58%	8.02%	1.84%	2.44%[4]
Lipper Pacific Region Funds Category Average[5]	-3.75%	3.16%	17.23%	8.79%	1.74%	2.98%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2013					2012
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.14	$0.13	n.a.	n.a.	n.a.	$0.06	$0.14	$0.13	$0.23	$0.56
Institutional (MIPIX)	$0.14	$0.14	n.a.	n.a.	n.a.	$0.06	$0.14	$0.13	$0.23	$0.56

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.30% (Investor Class) 2.43% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/13, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.31%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 10/31/06.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
ORIX Corp.	Financials	Japan	4.1%
Japan Tobacco, Inc.	Consumer Staples	Japan	4.0%
ITOCHU Corp.	Industrials	Japan	3.9%
China Mobile, Ltd.	Telecommunication Services	China/Hong Kong	3.7%
HSBC Holdings PLC	Financials	China/Hong Kong	3.5%
Chunghwa Telecom Co., Ltd.	Telecommunication Services	Taiwan	2.6%
Ansell, Ltd.	Health Care	Australia	2.6%
PT Indofood Sukses Makmur	Consumer Staples	Indonesia	2.5%
AMMB Holdings BHD	Financials	Malaysia	2.5%
Primary Health Care, Ltd.	Health Care	Australia	2.5%
% OF ASSETS IN TOP TEN			31.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

16 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

Portfolio Manager Commentary (continued)

more than 12%. However, some weakness did result from company-specific factors. Coca-Cola Amatil, Australia's leading soft drink bottler, which has a growing footprint in Indonesia, downgraded its earnings outlook in May. This resulted in a sell-off, making it one of the main detractors for the quarter. We continue to hold Coca-Cola Amatil due to its unparalleled franchise in Australia and its fast-growing business in Indonesia. Furthermore, the company has a solid dividend track record that has resulted in 11% annualized growth in the dividend over the past three years.

The Fund's holdings within the financials and energy sectors were the main detractors to performance. As interest rates rose in the U.S., the Fund's real estate-related holdings were negatively affected. This led to a broad based sell-off of REITs across the region since these securities are viewed somewhat as fixed income proxies. In addition, since REITs are leveraged investment vehicles, higher interest rates result in higher funding cost and potentially lower distributions to shareholders. We maintain approximately 4.3% in REITs or real estate-related business trusts as they tend to have attractively high dividend yields, in absolute, and also relative to the region's risk-free rates. However, they have not been an area of focus for incremental investment year-to-date given the strong performance leading into May. China Shenhua Energy, China's largest coal company, was the main detractor to performance during the quarter. Weak coal prices and slower economic activity in China have hit the sector generally, and while the equity of the company fell less than peers due to its industry leading position, it was dragged down with market sentiment. The Fund continues to hold China Shenhua Energy because of its dominant scale and mining assets that allow for low extraction costs alongside its ownership of rail transport for moving coal. The company also has increasingly moved into power generation, somewhat hedging its exposure to fluctuations in coal prices since its utility business benefits from lower coal prices.

During periods of volatility it is important to keep an eye on the longer-term rationale for being invested in the region's companies. Equities in Asia have paid shareholders a higher dividend yield than U.S. companies, and we believe Asian equities tend to be well-placed to benefit from the long-term rise in household wealth and consumption taking place across Asia Pacific.

COUNTRY ALLOCATION (%)

China/Hong Kong	31.1
Japan	19.9
Australia	10.9
Singapore	8.4
Taiwan	7.1
Indonesia	6.8
South Korea	3.8
Thailand	3.5
Malaysia	2.5
India	1.2
Philippines	1.2
Cash and Other Assets, Less Liabilities	3.6

SECTOR ALLOCATION (%)

Financials	21.5
Consumer Staples	18.5
Consumer Discretionary	15.6
Industrials	11.2
Telecommunication Services	9.5
Health Care	7.5
Utilities	4.2
Materials	3.2
Energy	3.0
Information Technology	2.2
Cash and Other Assets, Less Liabilities	3.6

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	62.1
Mid Cap ($1B–$5B)	26.7
Small Cap (under $1B)	7.6
Cash and Other Assets, Less Liabilities	3.6

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 17

Matthews Asia Dividend Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.6%

	Shares	Value
CHINA/HONG KONG: 31.1%
China Mobile, Ltd. ADR	3,823,800	$197,958,126
HSBC Holdings PLC ADR	3,591,791	186,413,953
Television Broadcasts, Ltd.	18,932,500	129,574,374
Dongfeng Motor Group Co., Ltd. H Shares	83,800,000	111,145,657
Yum! Brands, Inc.	1,594,000	110,527,960
Cheung Kong Holdings, Ltd.	8,077,000	108,913,722
Shenzhou International Group Holdings, Ltd.	37,691,000	108,597,383
China Shenhua Energy Co., Ltd. H Shares	40,491,500	102,932,457
Minth Group, Ltd.†	59,807,000	92,525,567
Cheung Kong Infrastructure Holdings, Ltd.	12,768,000	85,077,811
Jiangsu Expressway Co., Ltd. H Shares†	77,082,000	79,506,450
Guangdong Investment, Ltd.	68,798,000	59,612,967
Haitian International Holdings, Ltd.	37,823,000	55,186,132
Yuexiu Transport Infrastructure, Ltd.†	100,158,000	50,468,653
The Link REIT	10,220,000	50,156,476
Xingda International Holdings, Ltd. H Shares†	118,164,000	50,006,984
Cafe' de Coral Holdings, Ltd.	16,750,000	49,955,311
Greatview Aseptic Packaging Co., Ltd.†	75,595,000	46,666,814
Total China/Hong Kong		1,675,226,797
JAPAN: 19.9%
ORIX Corp.	16,347,200	223,085,667
Japan Tobacco, Inc.	6,096,400	215,187,994
ITOCHU Corp.	18,193,000	210,381,964
Pigeon Corp.†	1,501,800	119,669,009
Toyo Suisan Kaisha, Ltd.	2,570,000	85,510,918
NTT DoCoMo, Inc.	44,250	68,839,956
Lawson, Inc.	815,100	62,199,724
Miraca Holdings, Inc.	1,114,200	51,200,753
EPS Corp.†	29,184	32,572,185
Total Japan		1,068,648,170
AUSTRALIA: 10.9%
Ansell, Ltd.†	8,575,000	138,140,303
Primary Health Care, Ltd.†	30,095,465	131,806,222
QBE Insurance Group, Ltd.	7,929,726	109,791,436
Coca-Cola Amatil, Ltd.	9,079,895	105,200,636
Breville Group, Ltd.†	6,527,453	42,146,094
David Jones, Ltd.	14,887,739	34,650,013
Metcash, Ltd.	7,917,446	25,399,264
Total Australia		587,133,968
	Shares	Value
SINGAPORE: 8.4%
Singapore Technologies Engineering, Ltd.	30,906,000	$101,809,265
Ascendas REIT	51,925,000	90,997,753
United Overseas Bank, Ltd.	5,499,000	85,873,004
CapitaRetail China Trust, REIT†	47,540,000	52,823,373
Super Group, Ltd.	14,023,000	49,199,433
ARA Asset Management, Ltd.	29,964,660	41,052,364
Ascendas India Trust†	55,065,000	31,059,136
Total Singapore		452,814,328
TAIWAN: 7.1%
Chunghwa Telecom Co., Ltd. ADR	4,315,701	138,577,159
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,005,040	73,372,333
St. Shine Optical Co., Ltd.	1,911,000	49,398,519
Johnson Health Tech Co., Ltd.†	16,929,890	46,371,500
TXC Corp.†	21,549,524	29,285,352
Taiwan Hon Chuan Enterprise Co., Ltd.	12,151,948	28,357,255
Taiwan Semiconductor Manufacturing Co., Ltd.	4,646,469	16,820,665
Total Taiwan		382,182,783
INDONESIA: 6.8%
PT Indofood Sukses Makmur	187,052,000	136,884,308
PT United Tractors	57,740,000	104,577,679
PT Perusahaan Gas Negara Persero	142,302,000	81,613,824
PT Telekomunikasi Indonesia Persero ADR	717,634	30,671,677
PT Telekomunikasi Indonesia Persero	9,036,500	9,984,103
Total Indonesia		363,731,591
THAILAND: 3.5%
Thai Beverage Public Co., Ltd.	184,213,000	85,648,072
PTT Exploration & Production Public Co., Ltd.	12,119,260	61,642,310
Tisco Financial Group Public Co., Ltd.	30,910,000	40,555,362
Total Thailand		187,845,744
MALAYSIA: 2.5%
AMMB Holdings BHD	57,950,000	134,334,905
Total Malaysia		134,334,905
SOUTH KOREA: 2.0%
KT&G Corp.	1,707,000	110,719,314
Total South Korea		110,719,314
PHILIPPINES: 1.2%
Globe Telecom, Inc.	1,703,820	63,440,771
Total Philippines		63,440,771
INDIA: 1.2%
Tata Motors, Ltd. DVR A Shares	26,494,208	62,513,753
Total India		62,513,753
TOTAL COMMON EQUITIES		5,088,592,124
(Cost $4,443,450,400)

18 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 1.8%

	Shares	Value
SOUTH KOREA: 1.8%
LG Chem, Ltd., Pfd.	949,641	$95,216,669
Total South Korea		95,216,669
TOTAL PREFERRED EQUITIES		95,216,669
(Cost $83,412,440)
TOTAL INVESTMENTS: 96.4%		5,183,808,793
(Cost $4,526,862,840b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.6%		194,421,736
NET ASSETS: 100.0%		$5,378,230,529

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Cost for federal income tax purposes is $4,527,436,994 and net unrealized appreciation consists of:

Gross unrealized appreciation	$853,721,277
Gross unrealized depreciation	(197,349,478)
Net unrealized appreciation	$656,371,799

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

DVR  Differential Voting Right

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 19

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Yu Zhang, CFA

Lead Manager

Jesper O. Madsen, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$12.14	$12.13
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.47%	1.29%

Portfolio Statistics

Total # of Positions	35
Net Assets	$118.9 million
Weighted Average Market Cap	$20.3 billion
Portfolio Turnover	21.40%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2012 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the first half of 2013, the Matthews China Dividend Fund declined –0.23% (Investor Class) and –0.07% (Institutional Class), outperforming its benchmark, the MSCI China Index, which declined –10.78%. For the quarter ended June 30, the Fund returned –1.75% (Investor Class) and –1.74% (Institutional Class) while the benchmark fell –6.54%.

The weak performance of China's equity market during the first half of the year may be attributed to both internal and external factors. Internally, China's economic growth remained lackluster, dashing investors' earlier hopes for a swift economic recovery. As market sentiment turned increasingly bearish alongside ongoing concerns over the health of China's financial system, the equity market started to slide again. Externally, the U.S. Federal Reserve's comments about a possible winding down of its quantitative easing program also triggered a broad sell-off in global emerging markets, including China, as investors grappled with the potential impact of a liquidity withdrawal.

Against such a backdrop it is not surprising that defensive businesses with less cyclicality, such as health care firms, outperformed during the second quarter. Among the main performance contributors were the Fund's two Taiwanese health care-related holdings, St. Shine Optical and Pacific Hospital Supply. St. Shine Optical is a contact lens manufacturer with both an export business for other brands as well as its own branded products. As a key original equipment manufacturer (OEM) vendor, St. Shine benefited from strong retail business expansion of its Japanese contact lens clients. Similarly, Pacific Hospital Supply, a medical device company, also operates an export business, producing products for other brands and targeting developed markets. In addition, it also has its own branded business in developing markets. While Pacific Hospital's OEM business continued to deliver stable growth in key developed markets such as Japan and Europe, its branded business in developing markets such as China, South America and the Middle East also started to gain ground. Both St. Shine and Pacific Hospital have strong cash-flow generation and have shown a consistent dividend track record.

On the other hand, stocks with high dividend yields, which were sought after by investors during the past few years, were sold off aggressively during the second quarter, as their yields became less attractive amid a potentially rising interest rate environment. The Fund's holdings in real estate investment trusts, which are mainly dividend-paying equity instruments, also saw increased selling pressure, and were main performance detractors.

During the second quarter we initiated two new positions including that of Guangshen Railway, a state-owned passenger railway and freight railway operator in China. We believe that Guangshen Railway may potentially benefit from reforms being implemented by the Ministry of Railways. The firm has a business model that is asset-heavy with high operating leverage. Any potential government reforms in tariffs for freight and passenger train services could significantly benefit the firm's bottom line. Its dividend yield also appears well-supported by the strong cash flow generated from its railway business.

Our other new addition to the portfolio was Greatview Aseptic Packaging, a Chinese firm that supplies packaging to the domestic food and beverage

(continued)

20 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2013

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MCDFX)	-1.75%	-0.23%	15.68%	9.59%	8.99%	11/30/09
Institutional Class (MICDX)	-1.74%	-0.07%	15.93%	n.a.	5.01%	10/29/10
MSCI China Index[3]	-6.54%	-10.78%	5.47%	0.04%	-1.55%[4]
Lipper China Region Funds Category Average[5]	-4.11%	-5.62%	9.14%	3.54%	1.38%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2013			2012
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.18	n.a.	n.a.	$0.22	0.23	$0.45
Institutional (MICDX)	$0.20	n.a.	n.a.	$0.23	0.25	$0.48

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.80% (Investor Class) 3.05% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/13, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.65%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 11/30/09.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	4.0%
Yantai Changyu Pioneer Wine Co., Ltd.	Consumer Staples	3.8%
Guangdong Investment, Ltd.	Utilities	3.8%
Pacific Hospital Supply Co., Ltd.	Health Care	3.8%
Television Broadcasts, Ltd.	Consumer Discretionary	3.7%
Minth Group, Ltd.	Consumer Discretionary	3.7%
Springland International Holdings, Ltd.	Consumer Discretionary	3.7%
HSBC Holdings PLC	Financials	3.7%
Haitian International Holdings, Ltd.	Industrials	3.6%
Yum! Brands, Inc.	Consumer Discretionary	3.4%
% OF ASSETS IN TOP TEN		37.2%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 21

COUNTRY ALLOCATION (%)7

China/Hong Kong	81.7
Taiwan	13.4
Singapore	3.0
Cash and Other Assets, Less Liabilities	1.9

SECTOR ALLOCATION (%)

Consumer Discretionary	32.1
Industrials	15.8
Financials	14.7
Health Care	10.2
Consumer Staples	6.6
Telecommunication Services	5.3
Utilities	3.8
Materials	3.4
Energy	3.2
Information Technology	3.0
Cash and Other Assets, Less Liabilities	1.9

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	30.8
Mid Cap ($1B–$5B)	45.2
Small Cap (under $1B)	22.1
Cash and Other Assets, Less Liabilities	1.9

7  Not all countries are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Dividend Fund

Portfolio Manager Commentary (continued)

industry. The firm has been aggressively expanding its production capacity over the past few years. Due to its cost competitiveness, Greatview has been taking market share away from its main foreign competitor in China. Its capacity expansion in recent years now bodes well for a potentially significant increase in its earnings power and cash flow. The company's management has also indicated a commitment to grow dividends.

During the quarter, we exited some holdings as we believed their valuations had become stretched, including Swire Pacific and Cheung Kong Infrastructure. Yield compressions made these holdings less attractive from the perspective of total return. In addition, we closed our positions in two Taiwanese firms, TXC, a manufacturer of information technology components and Taiwan Hon Chuan, which makes beverage-related packaging products. Both firms have had recent changes to their business fundamentals that subsequently reduced our outlook for their dividend growth.

The first half of this year has proved to be another challenging one for Chinese equities. As China's new leadership has vowed to prioritize quality of growth rather than pace of growth, its economy has experienced a slowdown. However, as the government starts to enact new policies to implement its market reform agenda, we believe China will be on the right track for a more sustainable growth model. Amid the recent climate of heightened market volatility, our investment approach remains unchanged. We continue to employ a total return strategy, anchored by both dividend yield and dividend growth, and believe this to be an effective strategy for investing in China. Our bottom-up research process continues to focus on the sustainability of business models, cash flow generation, alignment of management and shareholder interests, and an emphasis on shareholder returns via dividends.

22 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.1%

	Shares	Value
CONSUMER DISCRETIONARY: 32.1%
Hotels, Restaurants & Leisure: 8.8%
Yum! Brands, Inc.	58,800	$4,077,192
Shanghai Jinjiang International Hotels Development Co., Ltd. B Shares	2,657,495	3,422,032
Cafe' de Coral Holdings, Ltd.	1,006,000	3,000,301
		10,499,525
Auto Components: 5.9%
Minth Group, Ltd.	2,858,000	4,421,524
Xingda International Holdings, Ltd. H Shares	6,080,000	2,573,055
		6,994,579
Automobiles: 4.0%
Dongfeng Motor Group Co., Ltd. H Shares	3,580,000	4,748,227
Media: 3.7%
Television Broadcasts, Ltd.	646,600	4,425,342
Multiline Retail: 3.7%
Springland International Holdings, Ltd.	8,915,000	4,403,876
Textiles, Apparel & Luxury Goods: 3.3%
Shenzhou International Group Holdings, Ltd.	1,357,000	3,909,863
Leisure Equipment & Products: 2.7%
Johnson Health Tech Co., Ltd.	1,164,132	3,188,594
Total Consumer Discretionary		38,170,006
INDUSTRIALS: 15.8%
Transportation Infrastructure: 7.0%
Jiangsu Expressway Co., Ltd. H Shares	3,064,000	3,160,372
China Merchants Holdings International Co., Ltd.	862,000	2,666,492
Yuexiu Transport Infrastructure, Ltd.	4,874,000	2,455,962
		8,282,826
Machinery: 3.6%
Haitian International Holdings, Ltd.	2,911,000	4,247,332
Road & Rail: 2.8%
Guangshen Railway Co., Ltd. H Shares	6,674,000	2,678,244
Guangshen Railway Co., Ltd. ADR	32,900	660,632
		3,338,876
Air Freight & Logistics: 2.4%
Shenzhen Chiwan Petroleum B Shares	1,824,689	2,929,571
Total Industrials		18,798,605
	Shares	Value
FINANCIALS: 14.7%
Real Estate Investment Trusts: 7.6%
Yuexiu, REIT	7,118,000	$3,873,938
CapitaRetail China Trust, REIT	3,180,000	3,533,410
The Link REIT	331,500	1,626,895
		9,034,243
Commercial Banks: 3.7%
HSBC Holdings PLC ADR	83,700	4,344,030
Real Estate Management & Development: 3.4%
Cheung Kong Holdings, Ltd.	229,000	3,087,934
E-House China Holdings, Ltd. ADS	231,500	1,004,710
		4,092,644
Total Financials		17,470,917
HEALTH CARE: 10.2%
Health Care Equipment & Supplies: 6.8%
Pacific Hospital Supply Co., Ltd.	1,313,000	4,530,380
St. Shine Optical Co., Ltd.	139,811	3,614,054
		8,144,434
Pharmaceuticals: 3.4%
Tianjin ZhongXin Pharmaceutical Group Corp., Ltd. S Shares	3,671,000	3,990,674
Total Health Care		12,135,108
CONSUMER STAPLES: 6.6%
Beverages: 3.8%
Yantai Changyu Pioneer Wine Co., Ltd. B Shares	989,842	4,542,289
Food Products: 2.8%
Vitasoy International Holdings, Ltd.	2,744,000	3,303,066
Total Consumer Staples		7,845,355
TELECOMMUNICATION SERVICES: 5.3%
Wireless Telecommunication Services: 2.7%
China Mobile, Ltd. ADR	62,530	3,237,178
Diversified Telecommunication Services: 2.6%
Chunghwa Telecom Co., Ltd. ADR	95,804	3,076,267
Total Telecommunication Services		6,313,445
UTILITIES: 3.8%
Water Utilities: 3.8%
Guangdong Investment, Ltd.	5,234,000	4,535,223
Total Utilities		4,535,223
MATERIALS: 3.4%
Containers & Packaging: 3.4%
Greatview Aseptic Packaging Co., Ltd.	6,577,000	4,060,158
Total Materials		4,060,158

matthewsasia.com | 800.789.ASIA 23

Matthews China Dividend Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
ENERGY: 3.2%
Oil, Gas & Consumable Fuels: 3.2%
China Shenhua Energy Co., Ltd. H Shares	1,465,000	$3,724,141
Total Energy		3,724,141
INFORMATION TECHNOLOGY: 3.0%
Internet Software & Services: 1.7%
Pacific Online, Ltd.	4,654,000	2,042,088
Semiconductors & Semiconductor Equipment: 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	424,000	1,534,921
Total Information Technology		3,577,009
TOTAL INVESTMENTS: 98.1%		116,629,967
(Cost $113,834,676b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%		2,309,732
NET ASSETS: 100.0%		$118,939,699

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Cost for federal income tax purposes is $113,846,057 and net unrealized appreciation consists of:

Gross unrealized appreciation	$9,938,501
Gross unrealized depreciation	(7,154,591)
Net unrealized appreciation	$2,783,910

ADR  American Depositary Receipt

ADS  American Depositary Share

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

24 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Kenneth Lowe, CFA
Lead Manager
J. Michael Oh, CFA	Sharat Shroff, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAFSX	MIFSX
CUSIP	577125701	577125800
Inception	4/30/13	4/30/13
NAV	$9.35	$9.35
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	2.38%	2.22%
After Fee Waiver and Reimbursement[2]	1.91%	1.75%
After Voluntary Fee Waiver and Expense Reimbursement[3]		1.50%

Portfolio Statistics

Total # of Positions	32
Net Assets	$7.2 million
Weighted Average Market Cap	$38.2 billion
Portfolio Turnover	N/A4

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

1  Gross annual operating expenses are estimated. Matthews Asia Funds does not charge 12b-1 fees.

2  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2015 to the extent needed to limit Total Annual Fund Operating Expenses to 1.75% for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class are higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.75%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

3  Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of the Fund on a voluntary basis if its expense ratio exceeds 1.50%. Furthermore, any amounts voluntarily waived by Matthews in respect of the Institutional Class, excluding any voluntary waiver of class-specific shareholder servicing fees, may also be waived for the Investor Class. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews.

4  The Fund commenced operations on April 30, 2013.

Matthews Asia Focus Fund

Portfolio Manager Commentary

The Matthews Asia Focus Fund was launched on April 30, 2013. From its inception through June 30, the Fund returned –6.50% (Investor Class and Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan, returned –6.86%.

At Matthews Asia, we aim to introduce new strategies when we identify compelling investment opportunities in the region. As such, this has led us to launch a concentrated Asian equity strategy, the Matthews Asia Focus Fund. We believe that the extraordinary pace of change, modernization and economic growth across the Asian region has provided us with a growing pool of quality companies with medium- to long-term operating histories that can meet the rigorous standards required for inclusion within a high conviction portfolio. The Fund was introduced with the aim of providing long-term capital appreciation through a concentrated portfolio of 25 to 35 stocks, predominantly of medium and large capitalization. Taking a more absolute risk and return mindset, the Fund is unconstrained by geography or sector and we focus on companies we believe can be winners over the long term. Generally, these may be companies that exhibit characteristics such as a high quality management team, strong corporate governance standards, a sustainable return on capital, strong free cash flow generation and the potential for sustainable growth. We may include companies that are based outside of Asia, but that derive the majority of their revenues or earnings from the continent. At its core, the Fund seeks to purchase high quality companies with sustainable growth at valuations that we believe are below intrinsic value.

The benefits of a concentrated approach have long been advocated by many well-respected investors, including John Maynard Keynes and Warren Buffet. The appeal of such an approach is the logic behind putting more money to work toward fewer high conviction ideas via holdings that have undergone significant, in-depth analysis. We view our relatively short list of holdings as a competitive advantage for our increased ability to understand each company's business, management team and history in greater depth. Further, this should provide a portfolio with a significant deviation from the benchmark index, resulting in a high "active share," which has been shown to potentially deliver excess returns.*

Our process begins by screening for companies with a minimum return on capital of 10%, seeking out those that have medium- to long-term operating histories, strong cash flow generation, healthy balance sheets, sustainable growth and attractive valuations. Company visits and meetings with management are also essential to our process. These meetings help to provide better insight into a company's business model and growth prospects as well as management's thoughts about capital allocation. We place great importance on management's balance between capital return through dividends and buybacks, and reinvestment within their business. In constructing such a high conviction portfolio, we also consider inputs such as appropriate diversification and portfolio risks.

Whereas it is perhaps too soon to report on the main contributors or detractors to Fund performance, we can at least outline one holding that exemplifies this Fund's investment approach and philosophy: AIA Group, a leading life insurance company with offices throughout the Asia-Pacific region. The company started its business more than 90 years ago in Shanghai and has a geographic footprint that spans 16 countries, ranging

(continued)

matthewsasia.com | 800.789.ASIA 25

PERFORMANCE AS OF JUNE 30, 2013

	Actual Returns, Not Annualized
	Since Inception	Inception Date
Investor Class (MAFSX)	-6.50%	4/30/13
Institutional Class (MIFSX)	-6.50%	4/30/13
MSCI AC Asia ex Japan Index[5]	-6.86%
Lipper Pacific ex Japan Funds Category Average[6]	-8.81%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

5  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

6  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS7

	Sector	Country	% of Net Assets
AIA Group, Ltd.	Financials	China/Hong Kong	5.5%
Jardine Matheson Holdings, Ltd.	Industrials	China/Hong Kong	5.4%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	4.9%
Cie Financiere Richemont SA	Consumer Discretionary	Switzerland	4.2%
Yum! Brands, Inc.	Consumer Discretionary	China/Hong Kong	4.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.8%
Kasikornbank Public Co., Ltd.	Financials	Thailand	3.4%
Singapore Telecommunications, Ltd.	Telecommunication Services	Singapore	3.3%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	3.2%
Samsonite International SA	Consumer Discretionary	China/Hong Kong	3.1%
% OF ASSETS IN TOP TEN			40.8%

7  Holdings may combine more than one security from same issuer and related depositary receipts.

26 MATTHEWS ASIA FUNDS

Matthews Asia Focus Fund

Portfolio Manager Commentary (continued)

from the developed markets of Singapore and Hong Kong to the higher-growth economies of Southeast Asia and China. AIA operates an extensive network of experienced agents to distribute their products at solid profitability levels as it continues to sell more protection riders than many peers. In addition to its geographic scope and notable distribution, AIA has a well-recognized brand in nearly all its markets. The firm's balance sheet has also demonstrated enough strength to enable what have been impressive growth rates in the value of new business—which are estimates of the economic value of one year's sales—of 40% and 27% in fiscal year 2011 and fiscal year 2012, respectively, as well as to introduce a dividend in 2011. We expect that these attributes, alongside a high caliber and seasoned management team with strong corporate governance standards, may enable AIA to continue taking advantage of the opportunities arising from the buildout of social infrastructure across Asia.

Despite a tough global backdrop amid volatile monetary policy in the West, fragile European politics and a challenging growth transition in China, we are able to focus on high conviction ideas that we believe are well-placed to capture growth in some of the most rapidly developing economies in the world. As of June 30, the portfolio had 30 holdings, all of which were of meaningful size. We attempt to deliver attractive risk-adjusted returns through economic cycles, and look forward to adding value to shareholders.

*  How Active is Your Fund Manager? A New Measure That Predicts Performance by Martijn Cremers and Antti Petajisto, March 31, 2009

COUNTRY ALLOCATION (%)8

China/Hong Kong	26.4
Indonesia	11.2
Malaysia	10.5
Australia	10.3
Singapore	8.6
Thailand	6.1
South Korea	4.9
Switzerland	4.2
Taiwan	3.8
United States	3.0
India	2.3
United Kingdom	2.2
Cash and Other Assets, Less Liabilities	6.5

SECTOR ALLOCATION (%)

Financials	25.7
Consumer Discretionary	18.6
Consumer Staples	13.9
Information Technology	11.6
Industrials	7.9
Telecommunication Services	5.7
Health Care	5.3
Materials	4.8
Cash and Other Assets, Less Liabilities	6.5

MARKET CAP EXPOSURE (%)9

Large Cap (over $5B)	82.6
Mid Cap ($1B–$5B)	10.9
Small Cap (under $1B)	0.0
Cash and Other Assets, Less Liabilities	6.5

8  Not all countries are included in the benchmark index.

9  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 27

Matthews Asia Focus Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.5%

	Shares	Value
CHINA/HONG KONG: 26.4%
AIA Group, Ltd.	94,800	$399,392
Yum! Brands, Inc.	4,150	287,761
Jardine Matheson Holdings, Ltd.	4,400	265,549
Samsonite International SA	92,700	222,169
Baidu, Inc. ADR[b]	2,237	211,464
HSBC Holdings PLC	19,600	203,159
Hang Lung Group, Ltd.	35,000	187,480
Jardine Matheson Holdings, Ltd. ADR	2,000	120,600
Total China/Hong Kong		1,897,574
INDONESIA: 11.2%
PT Bank Rakyat Indonesia Persero	303,500	233,776
PT Indofood Sukses Makmur	287,000	210,026
PT Kalbe Farma	1,379,500	197,568
PT Astra International	241,000	168,082
Total Indonesia		809,452
MALAYSIA: 10.5%
AMMB Holdings BHD	85,100	197,272
Genting Malaysia BHD	159,200	195,467
Guinness Anchor BHD	31,100	187,614
Axiata Group BHD	83,700	175,296
Total Malaysia		755,649
AUSTRALIA: 10.3%
Coca-Cola Amatil, Ltd.	16,584	192,144
Orica, Ltd.	10,021	188,901
Insurance Australia Group, Ltd.	36,793	182,630
Ansell, Ltd.	11,225	180,831
Total Australia		744,506
SINGAPORE: 8.6%
Singapore Telecommunications, Ltd.	80,000	236,945
Singapore Technologies Engineering, Ltd.	55,000	181,179
United Overseas Bank, Ltd.	11,000	171,777
United Overseas Bank, Ltd. ADR	1,000	31,440
Total Singapore		621,341
THAILAND: 6.1%
Kasikornbank Public Co., Ltd.	40,300	246,042
Thai Union Frozen Products Public Co., Ltd.	103,800	194,572
Total Thailand		440,614
SOUTH KOREA: 4.9%
Samsung Electronics Co., Ltd.	301	351,816
Total South Korea		351,816
SWITZERLAND: 4.2%
Cie Financiere Richemont SA	3,402	300,017
Total Switzerland		300,017
TAIWAN: 3.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	75,000	271,507
Total Taiwan		271,507
	Shares	Value
UNITED STATES: 3.0%
Mead Johnson Nutrition Co.	2,768	$219,309
Total United States		219,309
INDIA: 2.3%
Tata Motors, Ltd.	35,002	164,356
Total India		164,356
UNITED KINGDOM: 2.2%
BHP Billiton PLC	6,191	157,858
Total United Kingdom		157,858
TOTAL INVESTMENTS: 93.5%		6,733,999
(Cost $7,156,243c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 6.5%		465,940
NET ASSETS: 100.0%		$7,199,939

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Non-income producing security.

c  Cost for federal income tax purposes is $7,156,243 and net unrealized depreciation consists of:

Gross unrealized appreciation	$24,387
Gross unrealized depreciation	(446,631)
Net unrealized depreciation	($422,244)

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to financial statements.

28 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$20.03	$20.11
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.16%	0.98%

Portfolio Statistics

Total # of Positions	62
Net Assets	$643.3 million
Weighted Average Market Cap	$28.1 billion
Portfolio Turnover	44.76%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2012 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Growth Fund

Portfolio Manager Commentary

For the first half of 2013, the Matthews Asia Growth Fund rose 11.15% (Investor Class) and 11.23% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which returned 2.37%. For the quarter ended June 30, the Fund returned 2.30% (Investor Class) and 2.29% (Institutional Class), while its benchmark, declined –2.99%.

In late May, comments from the U.S. Federal Reserve regarding plans to pullback on its quantitative easing program caused jitters among the global investment community and, in general, appeared to hurt emerging markets more than developed markets. Australia, however, was among the hardest hit economies during the quarter, following further indications of slowing growth out of China.

Japan again led performance during the second quarter, though its market movements were more volatile compared to the first three months of this year when its stock markets improved as the yen weakened. During the second quarter, the stock market briefly tumbled 18%. Toward the end of June, the market corrected, up 4% from the first quarter, recovering losses as volatility subsided.

The Fund performed well during the second quarter, owing to good stock selection as well as to the portfolio's overweight to Japan and limited exposure to Australia and South Korea. Japanese auto firms Toyota Motor and Fuji Heavy Industries were the top contributors to performance as they benefited from the weaker yen as well as a pickup in the U.S. auto market.

By country, Thailand was a main detractor to performance for the quarter. In particular, our long-time holding in SVI, an assembly and contract manufacturing services firm, performed poorly. The stock was negatively affected by investor concerns over expectations for weak short-term earnings. The stock remains in our portfolio, however, as we continue to believe that its fundamentals are still strong and orders will improve over the long term.

During the second quarter, we initiated new positions in Japan, including telecommunications firm Softbank. We purchased Softbank when its stock tumbled in response to a surprise announcement by rival DISH network to acquire Sprint Nextel of the U.S.—a move that would have threatened Softbank's own bid for the company. We have monitored Softbank's stock ever since the firm first revealed plans to merge with Sprint late in 2012 and the company formally announced the completion of the US$21.6 billion takeover in early July. We believe that the move will help Sprint, the third-largest U.S. wireless carrier, and also in turn benefit Softbank shareholders.

Another new addition to the portfolio is Yokogawa Electric of Japan. The mid-sized automation company makes fluid control equipment and related products for the oil refining and petrochemical industry, and is the only Asia-based company among the industry's top five global firms, with a 9% market share. The global market is showing growth of 4% to 5% a year, and is even stronger in Asia where Yokogawa dominates. Yokogawa Electric is seeking to expand its operating margins and anticipates higher revenue growth from Asia ex Japan, currently at about 25% of total company revenues.

    (continued)

matthewsasia.com | 800.789.ASIA 29

PERFORMANCE AS OF JUNE 30, 2013

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MPACX)	2.30%	11.15%	23.72%	12.30%	9.13%	10.31%	10/31/03
Institutional Class (MIAPX)	2.29%	11.23%	23.91%	n.a.	n.a.	6.24%	10/29/10
MSCI AC Asia Pacific Index[3]	-2.99%	2.37%	14.58%	8.02%	1.84%	7.31%[4]
Lipper Pacific Region Funds Category Average[5]	-3.75%	3.16%	17.23%	8.79%	1.74%	7.46%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 10/31/03.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
Toyota Motor Corp.	Consumer Discretionary	Japan	4.9%
ORIX Corp.	Financials	Japan	4.9%
Honda Motor Co., Ltd.	Consumer Discretionary	Japan	4.0%
Mitsubishi UFJ Financial Group, Inc.	Financials	Japan	3.3%
PT Indofood CBP Sukses Makmur	Consumer Staples	Indonesia	3.2%
Softbank Corp.	Telecommunication Services	Japan	3.0%
John Keells Holdings PLC	Industrials	Sri Lanka	2.9%
St. Shine Optical Co., Ltd.	Health Care	Taiwan	2.9%
Vietnam Dairy Products JSC	Consumer Staples	Vietnam	2.6%
Kakaku.com, Inc.	Information Technology	Japan	2.5%
% OF ASSETS IN TOP TEN			34.2%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

30 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

Portfolio Manager Commentary (continued)

During the quarter, we exited Naga, a Cambodia casino company we had purchased in late 2011. We had been attracted to the firm's good growth prospects and low valuations. While the company's growth profile remains intact, valuations have reached levels comparable to its peer group in the more mature Macau market.

An increase in our holdings in Sri Lanka and the Philippines saw the portfolio's total exposure to regional economies considered to be "frontier markets" rise to just over 10% at the end of June. This segment contributed to performance both during the second quarter and year-to-date periods.

As before, we continue to emphasize our bottom-up stock picking process, and remain positive about new opportunities we are finding in some of Southeast Asia's developing economies.

COUNTRY ALLOCATION (%)7

Japan	48.1
China/Hong Kong	11.7
India	6.3
Indonesia	6.3
Thailand	5.0
Sri Lanka	4.8
Taiwan	4.4
Malaysia	3.0
Australia	2.9
Vietnam	2.6
Philippines	1.5
Singapore	1.5
Cash and Other Assets, Less Liabilities	1.9

SECTOR ALLOCATION (%)

Financials	22.9
Consumer Discretionary	20.0
Industrials	16.0
Consumer Staples	13.4
Health Care	9.1
Information Technology	7.5
Materials	3.1
Energy	3.1
Telecommunication Services	3.0
Cash and Other Assets, Less Liabilities	1.9

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	60.3
Mid Cap ($1B–$5B)	25.3
Small Cap (under $1B)	12.5
Cash and Other Assets, Less Liabilities	1.9

7  Not all countries are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 31

Matthews Asia Growth Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.1%

	Shares	Value
JAPAN: 48.1%
Toyota Motor Corp.	524,300	$31,624,646
ORIX Corp.	2,305,600	31,463,878
Honda Motor Co., Ltd.	684,300	25,421,355
Mitsubishi UFJ Financial Group, Inc.	3,464,100	21,393,831
Softbank Corp.	336,500	19,587,650
Kakaku.com, Inc.	529,200	16,160,243
Sumitomo Mitsui Financial Group, Inc.	334,000	15,288,199
Mizuho Financial Group, Inc.	7,247,400	15,050,627
Nitto Denko Corp.	231,200	14,828,159
FANUC Corp.	81,400	11,780,771
Komatsu, Ltd.	501,400	11,548,214
Sysmex Corp.	173,600	11,370,010
Yokogawa Electric Corp.	950,000	11,357,049
Fuji Heavy Industries, Ltd.	457,000	11,285,265
Glory, Ltd.	480,100	11,263,889
Mitsui & Co., Ltd.	800,700	10,040,945
Rinnai Corp.	121,900	8,667,769
Nidec Corp.	109,400	7,653,863
Unicharm Corp.	118,200	6,685,207
Pigeon Corp.	72,700	5,793,006
Calbee, Inc.	53,000	5,030,154
Bit-isle, Inc.	349,700	3,501,669
Benefit One, Inc.	1,674	2,579,905
Total Japan		309,376,304
CHINA/HONG KONG: 11.7%
Haitian International Holdings, Ltd.	8,247,000	12,032,891
Shenzhou International Group Holdings, Ltd.	3,408,000	9,819,317
Sands China, Ltd.	1,895,200	8,856,399
China Lodging Group, Ltd. ADS[b]	526,600	8,425,600
Sinopharm Group Co., Ltd. H Shares	3,229,600	8,071,323
Dairy Farm International Holdings, Ltd.	602,454	7,247,230
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	4,800,000	5,229,531
Baidu, Inc. ADR[b]	51,900	4,906,107
Tingyi (Cayman Islands) Holding Corp.	1,888,000	4,900,158
Hang Lung Group, Ltd.	742,000	3,974,583
Sany Heavy Equipment International Holdings Co., Ltd.	6,834,000	1,707,556
Total China/Hong Kong		75,170,695
INDONESIA: 6.3%
PT Indofood CBP Sukses Makmur	16,995,000	20,650,714
PT Bank Rakyat Indonesia Persero	11,610,500	8,943,202
PT Astra International	11,845,500	8,261,448
PT Arwana Citramulia	9,624,500	3,073,182
Total Indonesia		40,928,546
	Shares	Value
INDIA: 6.3%
Emami, Ltd.	1,551,001	$12,506,630
HDFC Bank, Ltd.	813,560	9,114,615
Sun Pharmaceutical Industries, Ltd.	396,687	6,742,116
Multi Commodity Exchange of India, Ltd.	516,163	6,651,641
Castrol India, Ltd.	974,370	5,403,293
Total India		40,418,295
THAILAND: 5.0%
SNC Former Public Co., Ltd.	11,599,900	9,062,400
Major Cineplex Group Public Co., Ltd.	11,921,000	8,034,183
SVI Public Co., Ltd.[b]	72,678,514	8,012,629
Siam Commercial Bank Public Co., Ltd.	1,264,400	6,962,562
Total Thailand		32,071,774
SRI LANKA: 4.8%
John Keells Holdings PLC	9,556,504	18,448,312
Sampath Bank PLC	4,912,534	7,713,681
Lanka Orix Leasing Co. PLC	10,247,011	4,714,882
Total Sri Lanka		30,876,875
TAIWAN: 4.4%
St. Shine Optical Co., Ltd.	711,000	18,379,041
Gourmet Master Co., Ltd.	1,057,800	6,073,028
Synnex Technology International Corp.	3,133,000	4,070,118
Total Taiwan		28,522,187
MALAYSIA: 3.0%
SapuraKencana Petroleum BHD[b]	7,729,800	9,972,846
Oldtown BHD	7,926,500	6,889,224
Parkson Holdings BHD	2,009,369	2,480,310
Total Malaysia		19,342,380
AUSTRALIA: 2.9%
Oil Search, Ltd.	1,414,665	9,963,625
CSL, Ltd.	152,216	8,572,527
Total Australia		18,536,152
VIETNAM: 2.6%
Vietnam Dairy Products JSC	2,662,642	16,521,285
Total Vietnam		16,521,285
PHILIPPINES: 1.5%
Vista Land & Lifescapes, Inc.	76,828,800	9,976,547
Total Philippines		9,976,547

32 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
SINGAPORE: 1.5%
Keppel Land, Ltd.	2,204,000	$5,795,718
Goodpack, Ltd.	2,919,000	3,623,108
Total Singapore		9,418,826
TOTAL INVESTMENTS: 98.1%		631,159,866
(Cost $502,616,546c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%		12,156,815
NET ASSETS: 100.0%		$643,316,681

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Non-income producing security.

c  Cost for federal income tax purposes is $502,616,546 and net unrealized appreciation consists of:

Gross unrealized appreciation	$154,077,947
Gross unrealized depreciation	(25,534,627)
Net unrealized appreciation	$128,543,320

ADR  American Depositary Receipt

ADS  American Depositary Share

BHD  Berhad

JSC  Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 33

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$24.00	$24.00
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.11%	0.95%

Portfolio Statistics

Total # of Positions	64
Net Assets	$7.1 billion
Weighted Average Market Cap	$20.7 billion
Portfolio Turnover	6.53%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2012 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the first half of 2013, the Matthews Pacific Tiger Fund declined –1.72% (Investor Class) and –1.68% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned –5.61%. For the quarter ended June 30, the Fund returned –4.38% (Investor Class) and –4.34% (Institutional Class) while its benchmark returned –5.21%.

Over the past few years, two key factors have heavily influenced investor decisions. First is the belief that monetary policy, particularly in the U.S., is likely to remain easy for an extended period of time. Second is the belief that emerging markets will continue to grow at an above-average rate that is far better than that of developed markets. Consequently, the pace of capital flows into economies, such as Indonesia, the Philippines and Thailand, has been brisk in recent years. While equities have benefited, there has been an even greater impact on interest rates and a consequent decline in the cost of capital. Both beliefs are increasingly being questioned following recent events that have triggered a reversal in capital flows from Asia.

Global investors commonly fret over the prospects of slower growth in China and also over the potential for some sort of liquidity-induced crisis in some of the region's smaller economies. While slower growth may cause some near-term pain, we recognize that China has an even bigger challenge in trying to continuously meet the changing aspirations of its citizens in providing a better quality of life.

The reversal in flows has more acutely impacted the capital markets of the Association of Southeast Asian Nations (ASEAN) and India where currencies experienced a sharp wave of depreciation versus the U.S. dollar in May and June. The Fund's overweight in such areas as ASEAN and India hurt overall performance during the quarter, with larger and more liquid stocks experiencing a sharper decline in market capitalization. The portfolio's allocation to ASEAN markets (including Indonesia, Malaysia, the Philippines and Thailand) received a boost during 2006 and 2007 as quality businesses were available at more reasonable valuations, especially when compared to China and India. However, ASEAN stocks have recovered well from the troughs of 2008 to the point where their valuations leave little cushion for earnings-related disappointments. Since the second half of last year, we have more selectively trimmed certain positions in areas like Thailand and reallocated to some holdings in China, India and South Korea.

Within China and South Korea, the thrust of the additions has been in consumer-facing sectors that have experienced some moderation in their earnings trends. As a result, valuations look more acceptable than they have in the recent past. For instance, AmorePacific, a leading provider of South Korean skin care products, continues to wrestle with slower growth in its home markets. Meanwhile, over the past decade, the company has wisely invested in China, building out robust sales and distribution infrastructure there, and its attempts to capitalize on a trend of increased aspirational purchases by Chinese women seem to be gaining headway. There are some near-term concerns over the erosion in profitability stemming from ongoing investments, but we believe that a more robust platform is necessary to grow its China business.

(continued)

34 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2013

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAPTX)	-4.38%	-1.72%	11.46%	8.91%	8.55%	15.80%	8.83%	9/12/94
Institutional Class (MIPTX)	-4.34%	-1.68%	11.62%	n.a.	n.a.	n.a.	2.37%	10/29/10
MSCI AC Asia ex Japan Index[3]	-5.21%	-5.61%	9.16%	6.11%	3.77%	13.22%	3.72%[4]
Lipper Pacific ex Japan Funds Category Average[5]	-6.64%	-6.00%	8.17%	5.83%	3.50%	12.52%	3.72%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
Delta Electronics, Inc.	Information Technology	Taiwan	3.1%
PT Perusahaan Gas Negara Persero	Utilities	Indonesia	3.0%
Central Pattana Public Co., Ltd.	Financials	Thailand	2.7%
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	2.6%
SM Prime Holdings, Inc.	Financials	Philippines	2.5%
Tata Power Co., Ltd.	Utilities	India	2.4%
Amorepacific Corp.	Consumer Staples	South Korea	2.4%
PT Indofood CBP Sukses Makmur	Consumer Staples	Indonesia	2.4%
Dongbu Insurance Co., Ltd.	Financials	South Korea	2.4%
Dairy Farm International Holdings, Ltd.	Consumer Staples	China/Hong Kong	2.3%
% OF ASSETS IN TOP TEN			25.8%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 35

COUNTRY ALLOCATION (%)7

China/Hong Kong	26.9
India	16.1
South Korea	14.7
Indonesia	10.6
Thailand	8.4
Taiwan	8.3
Malaysia	5.4
Philippines	2.5
Singapore	2.2
Vietnam	1.6
Switzerland	1.4
Cash and Other Assets, Less Liabilities	1.9

SECTOR ALLOCATION (%)

Financials	29.8
Consumer Staples	18.7
Information Technology	13.8
Consumer Discretionary	10.8
Utilities	8.0
Health Care	7.4
Industrials	3.0
Telecommunication Services	3.0
Materials	1.9
Energy	1.7
Cash and Other Assets, Less Liabilities	1.9

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	77.8
Mid Cap ($1B–$5B)	19.1
Small Cap (under $1B)	1.2
Cash and Other Assets, Less Liabilities	1.9

7  Not all countries are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (continued)

Within India, additions to the portfolio have been somewhat more broad-based, reflecting the emergence of more attractive valuations amid considerable macroeconomic-based uncertainty. Our attraction to investing in India has less to do with the macro environment, and more to do with the availability of Indian businesses run by motivated management teams that have the potential to deliver solid growth along with lower volatility. GAIL, India's largest state-owned natural gas processing and distribution firm, is among the portfolio holdings we have added to that we believe is poised to do well as a result of company-specific factors. GAIL has the ability to transport greater volumes of natural gas through its pipelines because of its efforts at securing greater supplies of LNG (liquefied natural gas) from overseas markets, as well as a potential recovery in availability of natural gas off of India's coast. In addition, should the government begin reducing demand for subsidies, corporate earnings and cash flows are likely to get a boost—a factor that in our view has not been fully reflected in recent valuations.

While we have not added new holdings to the Fund this year, the portfolio has become more concentrated; we have recently exited some positions as certain business-related milestones, in some cases, were not met. During the second quarter, we exited global trading group Li & Fung as the Hong Kong-based company has increasingly returned to mergers and acquisitions-led growth, a strategy that is counter to our initial thesis of more organic, Asia-focused growth. Our more concentrated portfolio also reflects Asia's somewhat more difficult current business conditions and relatively higher valuations, amid select businesses that may be more capable of delivering sustainable, above-average growth.

36 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.1%

	Shares	Value
CHINA/HONG KONG: 26.9%
Ping An Insurance Group Co. of China, Ltd. H Shares	27,666,000	$184,689,681
Dairy Farm International Holdings, Ltd.	13,476,546	162,116,330
Hang Lung Group, Ltd.	28,314,000	151,666,249
China Resources Land, Ltd.	54,976,000	149,361,450
China Resources Enterprise, Ltd.	46,802,000	146,495,941
Hengan International Group Co., Ltd.	10,246,000	111,323,852
Sinopharm Group Co., Ltd. H Shares	43,788,000	109,433,710
China Mobile, Ltd. ADR	2,063,150	106,809,275
Dongfeng Motor Group Co., Ltd. H Shares	78,440,000	104,036,579
Tingyi (Cayman Islands) Holding Corp.	36,846,000	95,630,948
Lenovo Group, Ltd.	97,092,000	87,392,401
China Vanke Co., Ltd. B Shares	48,875,258	86,847,371
Baidu, Inc. ADR[b]	847,500	80,114,175
Tencent Holdings, Ltd.	2,011,900	78,559,139
Digital China Holdings, Ltd.†	59,828,000	71,115,379
Swire Pacific, Ltd. A Shares	5,683,500	68,476,429
Hong Kong Exchanges and Clearing, Ltd.	3,664,500	55,038,516
Shangri-La Asia, Ltd.	31,457,333	54,077,070
Total China/Hong Kong		1,903,184,495
INDIA: 16.1%
Tata Power Co., Ltd.	117,710,510	170,115,799
ITC, Ltd.	24,735,000	134,614,653
GAIL India, Ltd.	23,919,419	125,722,254
Sun Pharmaceutical Industries, Ltd.	7,151,815	121,552,681
Kotak Mahindra Bank, Ltd.	9,217,491	111,631,178
Housing Development Finance Corp.	7,485,685	110,202,756
HDFC Bank, Ltd.	8,635,920	96,751,423
Container Corp. of India, Ltd.	4,188,081	76,012,701
Titan Industries, Ltd.	20,268,760	75,957,167
Dabur India, Ltd.	25,308,038	66,362,939
Thermax, Ltd.	3,760,351	37,853,462
HDFC Bank, Ltd. ADR	319,500	11,578,680
Total India		1,138,355,693
SOUTH KOREA: 14.7%
Amorepacific Corp.	211,741	169,633,624
Dongbu Insurance Co., Ltd.†	3,950,500	166,599,653
Samsung Electronics Co., Ltd.	128,754	150,490,797
NHN Corp.	590,302	149,869,120
Cheil Worldwide, Inc.[b]	5,510,440	118,291,071
Green Cross Corp.†	967,499	103,568,199
Yuhan Corp.	542,138	87,303,203
Hyundai Mobis	317,719	75,640,246
MegaStudy Co., Ltd.†	396,412	21,356,409
Total South Korea		1,042,752,322
	Shares	Value
INDONESIA: 10.6%
PT Perusahaan Gas Negara Persero	364,396,500	$208,990,679
PT Indofood CBP Sukses Makmur	138,070,500	167,770,189
PT Astra International	217,402,300	151,623,646
PT Bank Central Asia	115,688,500	115,059,788
PT Telekomunikasi Indonesia Persero	80,460,500	88,897,903
PT Telekomunikasi Indonesia Persero ADR	375,700	16,057,418
Total Indonesia		748,399,623
THAILAND: 8.4%
Central Pattana Public Co., Ltd.	130,207,600	187,902,422
Bank of Ayudhya Public Co., Ltd.	136,106,700	154,792,129
Siam Cement Public Co., Ltd. NVDR	9,478,500	135,715,077
PTT Exploration & Production Public Co., Ltd.	23,423,867	119,141,042
Total Thailand		597,550,670
TAIWAN: 8.3%
Delta Electronics, Inc.	48,421,000	219,903,110
President Chain Store Corp.	24,239,608	158,449,976
Taiwan Semiconductor Manufacturing Co., Ltd.	20,423,513	73,935,083
Yuanta Financial Holding Co., Ltd.	133,911,782	69,400,117
Synnex Technology International Corp.	50,022,354	64,984,639
Total Taiwan		586,672,925
MALAYSIA: 5.4%
Genting BHD	49,015,500	161,407,894
Public Bank BHD	22,511,386	120,433,115
Top Glove Corp. BHD	25,175,960	49,637,844
IHH Healthcare BHD[b]	27,846,700	34,810,949
IHH Healthcare BHD[b]	11,543,000	13,985,326
Total Malaysia		380,275,128
PHILIPPINES: 2.5%
SM Prime Holdings, Inc.	466,949,271	175,414,628
Total Philippines		175,414,628
SINGAPORE: 2.2%
Keppel Land, Ltd.	34,212,000	89,965,117
Hyflux, Ltd.†	65,284,280	64,248,848
Total Singapore		154,213,965
VIETNAM: 1.6%
Vietnam Dairy Products JSC	18,122,812	112,449,268
Total Vietnam		112,449,268

matthewsasia.com | 800.789.ASIA 37

Matthews Pacific Tiger Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
SWITZERLAND: 1.4%
DKSH Holding, Ltd.	1,219,665	$100,105,146
Total Switzerland		100,105,146
TOTAL INVESTMENTS: 98.1%		6,939,373,863
(Cost $5,164,038,909c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%		131,109,866
NET ASSETS: 100.0%		$7,070,483,729

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Non-income producing security.

c  Cost for federal income tax purposes is $5,165,861,635 and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,080,738,112
Gross unrealized depreciation	(307,225,884)
Net unrealized appreciation	$1,773,512,228

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

38 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida	Robert Harvey, CFA
Lead Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MEASX	MIASX
CUSIP	577125883	577125875
Inception	4/30/13	4/30/13
NAV	$9.44	$9.44
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	2.83%	2.67%
After Fee Waiver and Reimbursement[2]	2.16%	2.00%
After Voluntary Fee Waiver and Expense Reimbursement[3]		1.75%

Portfolio Statistics

Total # of Positions	65
Net Assets	$31.5 million
Weighted Average Market Cap	$4.3 billion
Portfolio Turnover	N/A4

Benchmark

MSCI Emerging Markets Asia Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. The Fund may also invest in the convertible securities, of any duration or quality of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. Once fully invested and under normal market conditions, the Fund is expected to invest a substantial portion of its net assets in the emerging countries and markets in the Asian region, including, but not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam.

1  Gross annual operating expenses are estimated. Matthews Asia Funds does not charge 12b-1 fees.

2  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2015 to the extent needed to limit Total Annual Fund Operating Expenses to 2.00% for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class are higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 2.00%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waivers and expense reimbursements may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice.

3  Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of the Fund on a voluntary basis if its expense ratio exceeds 1.75%. Furthermore, any amounts voluntarily waived by Matthews in respect of the Institutional Class, excluding any voluntary waiver of class-specific shareholder servicing fees, may also be waived for the Investor Class. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews.

4  The Fund commenced operations on April 30, 2013.

Matthews Emerging Asia Fund

Portfolio Manager Commentary

The Matthews Emerging Asia Fund was launched on April 30, 2013. From its inception through June 30, 2013, the Fund returned -5.60% (Investor and Institutional Class) while its benchmark, the MSCI Emerging Markets Asia Index, returned -6.60%.

At Matthews, we aim to introduce new strategies when we identify compelling investment opportunities in the region. This led us to launch a fund focused on Emerging Asia, which represents some of the fastest-growing economies in the region. The capital markets in these countries are also expanding and they now offer a bigger universe of publicly traded firms that provide new investment opportunities. Relatively inefficient capital markets also make this an attractive region for fundamental investors, such as ourselves, to consider. We believe there are several long-term structural trends that are likely to benefit Emerging Asian economies. Higher labor costs in countries such as South Korea and China have led many companies to move their manufacturing operations to countries such as Vietnam, Bangladesh and Cambodia. We believe that many Emerging Asian countries are benefiting from reform-minded governments, increasing consumer wealth, rising domestic consumption and relatively low inflation.

We, therefore, emphasize consumer-related sectors such as consumer staples, consumer discretionary, health care and financials in our portfolio. We also have a sizable exposure to the industrials sector as we have found select industrial conglomerates to be compelling investments. Within consumer staples, we like food and beverage-related firms due to their tendency for strong free cash flows and high profitability.

In June, the U.S. Federal Reserve's comments about a possible winding down of its quantitative easing program triggered a broad sell-off in global emerging markets, and investors grappled with the potential impact of a liquidity withdrawal. In addition, many Asian currencies, including the Thai baht, Malaysian ringgit, Philippine peso and Indian rupee declined against the U.S. dollar. Since inception, the portfolio's largest exposure by country has been India. However, during this period, India was the main detractor to Fund performance, mainly due to the significant depreciation of the rupee during the second quarter. India's small- and mid-capitalization stocks, areas in which the portfolio has been overweight, corrected more than their larger peers. Smaller companies were also more impacted at a fundamental level by high interest rates and India's stagnant government policies. As a result, holdings such as Info Edge India, an Internet-based services firm, and the Multi Commodity Exchange of India performed poorly.

RFM, a diversified food and beverage company in the Philippines and one of the Fund's top 10 holdings, was also negatively impacted during this period as investors took profits amid market volatility, which impacted emerging markets more than their more developed peers. However, we believe that the setback for the stock is temporary and that the company should continue to have a strong market presence and successful brand building.

On a positive note, Philippines-based food company Universal Robina, which maintains a strong foothold throughout Southeast Asia, has recently done well. Additionally, the Fund's holdings in Bangladesh

(continued)

matthewsasia.com | 800.789.ASIA 39

PERFORMANCE AS OF JUNE 30, 2013

	Actual Return, Not Annualized
	Since Inception	Inception Date
Investor Class (MEASX)	-5.60%	4/30/13
Institutional Class (MIASX)	-5.60%	4/30/13
MSCI Emerging Markets Asia Index[5]	-6.60%
Lipper Emerging Markets Funds Category Average[6]	-8.46%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

5  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

6  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS7

	Sector	Country	% of Net Assets
NagaCorp, Ltd.	Consumer Discretionary	Cambodia	3.1%
Emami, Ltd.	Consumer Staples	India	3.1%
Square Pharmaceuticals, Ltd.	Health Care	Bangladesh	2.8%
John Keells Holdings PLC	Industrials	Sri Lanka	2.6%
Vista Land & Lifescapes, Inc.	Financials	Philippines	2.6%
RFM Corp.	Consumer Staples	Philippines	2.5%
SapuraKencana Petroleum BHD	Energy	Malaysia	2.5%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.4%
CSPC Pharmaceutical Group, Ltd.	Health Care	China/Hong Kong	2.3%
Melco Crown Entertainment, Ltd.	Consumer Discretionary	China/Hong Kong	2.2%
% OF ASSETS IN TOP TEN			26.1%

7  Holdings may combine more than one security from same issuer and related depositary receipts.

40 MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

Portfolio Manager Commentary (continued)

showed notable gains since inception. The country's Square Pharmaceuticals was our main contributor to performance. Established in 1958, the firm is the largest family-owned pharmaceutical company in Bangladesh. It has successfully produced generic drugs for the local market, where consumption per capita is low compared to the region, and has evolved into a global firm. In addition, its management has a solid track record of execution and has delivered good earnings growth.

Despite China's weaker macro environment during the second quarter, portfolio holdings such as CIMC Enric, a leading energy equipment manufacturer, and Tencent, a leading Internet company, performed well. CIMC Enric has grown on the back of China's increasing appetite for liquid natural gas and we believe that both firms are well-positioned to navigate even through a challenging environment.

Looking ahead, market volatility may continue amid the uncertain macroeconomic environment. However, we employ a fundamental, bottom-up investment process in managing the portfolio, with research undertaken on location across the markets in which we invest. Throughout Emerging Asia, we see increasing government action liberalizing economies, cutting bureaucracy and committing to building deeper capital markets. Healthier and stronger economies in the region have also enabled governments to increase spending on infrastructure projects that provide broader benefits to Emerging Asia, and we believe our knowledge and experience investing in many of these markets enables us to identify solid companies that may perform well over the long term. We appreciate your support, and look forward to adding value to the Fund and its shareholders.

COUNTRY ALLOCATION (%)8

India	17.6
China/Hong Kong	14.4
Sri Lanka	11.4
Philippines	10.4
Bangladesh	7.9
Thailand	6.9
Vietnam	5.4
Indonesia	5.2
Malaysia	4.5
Singapore	4.2
Taiwan	3.1
Cambodia	3.1
Australia	1.8
Cash and Other Assets, Less Liabilities	4.1

SECTOR ALLOCATION (%)

Consumer Staples	21.7
Financials	19.8
Consumer Discretionary	17.9
Industrials	12.1
Health Care	10.1
Information Technology	4.8
Energy	4.7
Materials	3.6
Telecommunication Services	1.2
Cash and Other Assets, Less Liabilities	4.1

MARKET CAP EXPOSURE (%)9

Large Cap (over $5B)	21.0
Mid Cap ($1B–$5B)	36.1
Small Cap (under $1B)	38.8
Cash and Other Assets, Less Liabilities	4.1

8  Not all countries are included in the benchmark index.

9  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 41

Matthews Emerging Asia Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.9%

	Shares	Value
INDIA: 17.6%
Emami, Ltd.	119,195	$961,139
Gruh Finance, Ltd.	176,186	678,060
Housing Development Finance Corp.	44,499	655,105
Info Edge India, Ltd.[b]	124,174	617,057
Multi Commodity Exchange of India, Ltd.	32,155	414,372
Lupin, Ltd.	30,161	395,658
Cipla India, Ltd.	60,053	395,090
Castrol India, Ltd.	57,613	319,488
Shriram City Union Finance, Ltd.	18,420	312,667
VST Industries, Ltd.	11,233	300,106
Praj Industries, Ltd.	452,959	293,137
Jubilant Foodworks, Ltd.[b]	11,592	203,214
Total India		5,545,093
CHINA/HONG KONG: 14.4%
Shenzhou International Group Holdings, Ltd.	262,000	754,889
CSPC Pharmaceutical Group, Ltd.	1,438,000	715,044
Melco Crown Entertainment, Ltd.[b]	90,900	682,509
Haitian International Holdings, Ltd.	383,000	558,821
CIMC Enric Holdings, Ltd.	308,000	475,876
Sun Art Retail Group, Ltd.	325,000	468,740
Sina Corp.[b]	8,400	468,132
Tencent Holdings, Ltd.	10,700	417,805
Total China/Hong Kong		4,541,816
SRI LANKA: 11.4%
John Keells Holdings PLC	428,348	826,903
Aitken Spence Hotel Holdings PLC	1,184,124	677,451
Commercial Bank of Ceylon PLC	763,123	674,597
Sampath Bank PLC	295,784	464,441
Lanka Orix Leasing Co. PLC	558,961	257,191
Cargills Ceylon PLC	191,192	249,209
Ceylon Tobacco Co. PLC	17,034	129,948
Chevron Lubricants Lanka PLC	49,143	111,212
Ceylinco Insurance Co. PLC	12,429	109,612
Odel PLC	408,003	72,277
Total Sri Lanka		3,572,841
PHILIPPINES: 10.4%
Vista Land & Lifescapes, Inc.	6,201,400	805,278
RFM Corp.	6,968,400	798,899
Puregold Price Club, Inc.	741,400	622,378
GT Capital Holdings, Inc.	30,110	551,849
Universal Robina Corp.	170,590	492,108
Total Philippines		3,270,512
	Shares	Value
BANGLADESH: 7.9%
Square Pharmaceuticals, Ltd.	307,850	$880,929
GrameenPhone, Ltd.	163,400	388,366
British American Tobacco Bangladesh Co., Ltd.	25,200	346,703
Islami Bank Bangladesh, Ltd.	626,100	315,434
Apex Adelchi Footwear, Ltd.	64,200	205,344
Berger Paints Bangladesh, Ltd.	19,400	179,491
Bata Shoe Co. Bangladesh, Ltd.	24,200	175,318
Total Bangladesh		2,491,585
THAILAND: 6.9%
SNC Former Public Co., Ltd.	809,700	632,577
Siam Cement Public Co., Ltd.	43,400	621,410
Major Cineplex Group Public Co., Ltd.	909,000	612,622
Beauty Community Public Co., Ltd.	377,900	301,213
Total Thailand		2,167,822
VIETNAM: 5.4%
Saigon Securities, Inc.	440,890	364,800
Masan Group Corp.[b]	70,570	295,339
Phu Nhuan Jewelry JSC	211,430	269,082
Vinh Hoan Corp.	173,887	218,128
National Seed JSC	51,750	195,237
Phuoc Hoa Rubber JSC	145,050	194,950
Dinh Vu Port Investment & Development JSC	53,600	172,630
Total Vietnam		1,710,166
INDONESIA: 5.2%
PT Bank Mandiri Persero	701,000	627,265
PT Modern Internasional	5,548,500	519,706
PT Indofood CBP Sukses Makmur	405,500	492,725
Total Indonesia		1,639,696
MALAYSIA: 4.5%
SapuraKencana Petroleum BHD[b]	617,900	797,203
Oldtown BHD	708,500	615,784
Total Malaysia		1,412,987
SINGAPORE: 4.2%
Yoma Strategic Holdings, Ltd.[b]	921,000	659,392
Petra Foods, Ltd.	218,000	650,846
Total Singapore		1,310,238
TAIWAN: 3.1%
Ginko International Co., Ltd.	28,000	469,207
ScinoPharm Taiwan, Ltd.	135,000	309,696
King Slide Works Co., Ltd.	28,000	205,011
Total Taiwan		983,914
CAMBODIA: 3.1%
NagaCorp, Ltd.	1,242,000	965,345
Total Cambodia		965,345

42 MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
AUSTRALIA: 1.8%
Oil Search, Ltd.	79,306	$558,560
Total Australia		558,560
TOTAL INVESTMENTS: 95.9%		30,170,575
(Cost $31,666,774c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.1%		1,299,182
NET ASSETS: 100.0%		$31,469,757

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Non-income producing security.

c  Cost for federal income tax purposes is $31,666,774 and net unrealized depreciation consists of:

Gross unrealized appreciation	$428,760
Gross unrealized depreciation	(1,924,959)
Net unrealized depreciation	($1,496,199)

BHD  Berhad

JSC  Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 43

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$21.28	$21.28
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.12%	0.91%

Portfolio Statistics

Total # of Positions	57
Net Assets	$1.5 billion
Weighted Average Market Cap	$28.0 billion
Portfolio Turnover	9.61%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2012 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Fund

Portfolio Manager Commentary

For the first half of 2013, the Matthews China Fund declined –9.33% (Investor Class) and –9.25% (Institutional Class), outperforming its benchmark, the MSCI China Index, which was down –10.78%. For the quarter ended June 30, the Fund declined –6.50% (Investor Class) and –6.46% (Institutional Class) while its benchmark fell –6.54%.

Following weak performance at the start of the year, Chinese equities continued to come under pressure during the second quarter. Macroeconomic indicators pointed to a slowing in the country's economic recovery as exports weakened and corporate earnings growth also sagged despite rapid credit growth. The stock market became even more volatile late in the quarter amid investor concerns over the potential for a scenario of tight liquidity and its impact on China's banking system. China's central bank held back from pumping cash into the market during a cash crunch that took place in mid-June, and we believe that in doing so, the country's new leadership sent a strong signal to its banks. Their lack of intervention indicated that China's banks need to source their own liquidity and shed the assumption, particularly held by the country's smaller banks, that interbank interest rates will remain constantly low and liquidity typically abundant. While the liquidity crunch created some short-term market pain and volatility, we are optimistic that it could significantly improve the behavior of Chinese banks and eventually slow the pace of growth in riskier parts of unofficial financing segments.

During the quarter, the consumer staples sector was the main contributor to Fund performance. Despite China's recently weak macro economy, select consumer staples holdings in the portfolio demonstrated their resilience and defensiveness. More importantly, we continue to detect the trend of stronger consumer staples companies seizing opportunities in this challenging operating environment to further strengthen and consolidate their business operations against weaker rivals. China Mengniu Dairy, the top contributor to Fund performance for the quarter, is a prime example in this trend. As one of the country's top dairies, China Mengniu's products include "ultra-pasteurized" milk, yogurt and ice cream. Until two years ago, China's milk industry had enjoyed steady, rapid growth until widespread reports of raw milk contamination damaged consumer confidence. The company learned a hard lesson, and as a result, set up stricter quality control, teamed up with leading foreign companies and acquired a major upstream raw milk producer to secure a source for safe raw milk supply. Through these measures, China Mengniu strengthened its leading position in the industry and is now well-placed to benefit from ongoing developments in China's dairy industry. Finding companies that can endure a challenging industrial environment and ultimately excel has been a key focus of ours and China Mengniu is exemplary in this regard.

The main detractor to Fund performance during the second quarter came from the financials sector. Given the banking system liquidity crunch, it is not surprising that banks fell following heavy selling pressure. We believe that a widespread banking crisis appears quite unlikely. However, we are taking a cautious approach and have underweight bank-related positions. Our financial exposure remains focused on the insurance and property sectors.

(continued)

44 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2013

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MCHFX)	-6.50%	-9.33%	-0.52%	-0.75%	2.67%	14.64%	9.95%	2/19/98
Institutional Class (MICFX)	-6.46%	-9.25%	-0.34%	n.a.	n.a.	n.a.	-7.44%	10/29/10
MSCI China Index[3]	-6.54%	-10.78%	5.47%	0.04%	0.43%	16.07%	2.78%[4]
Lipper China Region Funds Category Average[5]	-4.11%	-5.62%	9.14%	3.54%	2.20%	12.19%	7.74%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
China Mobile, Ltd.	Telecommunication Services	3.8%
Mindray Medical International, Ltd.	Health Care	2.8%
China Communications Services Corp., Ltd.	Telecommunication Services	2.8%
China Vanke Co., Ltd.	Financials	2.7%
Ping An Insurance Group Co. of China, Ltd.	Financials	2.7%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	2.6%
Sinopharm Group Co., Ltd.	Health Care	2.6%
China Mengniu Dairy Co., Ltd.	Consumer Staples	2.5%
Cafe' de Coral Holdings, Ltd.	Consumer Discretionary	2.5%
China Resources Land, Ltd.	Financials	2.5%
% OF ASSETS IN TOP TEN		27.5%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 45

SECTOR ALLOCATION (%)

Financials	22.6
Consumer Discretionary	17.4
Information Technology	14.4
Consumer Staples	12.0
Industrials	9.5
Telecommunication Services	6.6
Utilities	6.4
Health Care	5.9
Energy	5.7
Liabilities In Excess Of Cash and Other Assets	-0.5

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	78.4
Mid Cap ($1B–$5B)	15.7
Small Cap (under $1B)	6.4
Liabilities In Excess Of Cash and Other Assets	-0.5

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund

Portfolio Manager Commentary (continued)

China's consumer discretionary sector continued to be a drag on Fund performance during the quarter. Economic recovery has been slow and companies have enacted cost cutting measures, reduced expansion plans and tightened inventories. On the other hand, overall valuations for the sector have fallen substantially, and we have selectively added to our positions in this area.

During the second quarter, we added two new securities to the portfolio: Baidu and Sino Biopharmaceutical. As the country's dominant Internet search engine, Baidu is a key beneficiary of its growing Internet industry. Sino Biopharmaceutical is a pharmaceutical company that focuses on research and development (R&D), production and sales of a series of modern Chinese medicines and chemical drugs. It has one of the strongest R&D capabilities within Chinese pharmaceuticals.

Looking ahead, China's equity market may still experience volatility in the near term as we have yet to see more evidence of a quick economic recovery. We believe that reform is central to the new government, as China has been rolling out measures to tackle corruption, promote further urbanization and control banking sector risks. Although the process may be challenging and complicated, we are optimistic of the long-term benefits to the economy.

46 MATTHEWS ASIA FUNDS

Matthews China Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: CHINA/HONG KONG: 100.5%

	Shares	Value
FINANCIALS: 22.6%
Real Estate Management & Development: 8.9%
China Vanke Co., Ltd. B Shares	22,464,068	$39,916,828
China Resources Land, Ltd.	13,346,000	36,259,057
Hang Lung Group, Ltd.	5,380,000	28,818,409
Swire Pacific, Ltd. A Shares	2,115,000	25,482,123
		130,476,417
Commercial Banks: 7.1%
China Merchants Bank Co., Ltd. H Shares	17,937,614	29,782,237
China Construction Bank Corp. H Shares	38,429,660	27,005,239
Agricultural Bank of China, Ltd. H Shares	58,704,000	23,997,527
BOC Hong Kong Holdings, Ltd.	7,565,000	23,141,994
		103,926,997
Insurance: 4.7%
Ping An Insurance Group Co. of China, Ltd. H Shares	5,815,500	38,822,484
China Life Insurance Co., Ltd. H Shares	10,111,000	23,533,553
China Life Insurance Co., Ltd. ADR	162,400	5,664,512
		68,020,549
Diversified Financial Services: 1.9%
Hong Kong Exchanges and Clearing, Ltd.	1,823,200	27,383,332
Total Financials		329,807,295
CONSUMER DISCRETIONARY: 17.4%
Hotels, Restaurants & Leisure: 7.7%
Cafe' de Coral Holdings, Ltd.	12,344,100	36,815,126
Sands China, Ltd.	5,996,400	28,021,587
Home Inns & Hotels Management, Inc. ADR[b]	1,044,646	27,902,495
Shangri-La Asia, Ltd.	11,727,400	20,160,114
		112,899,322
Textiles, Apparel & Luxury Goods: 3.1%
Li & Fung, Ltd.	19,164,400	26,120,887
Li Ning Co., Ltd.[b]	37,005,000	18,352,124
		44,473,011
Media: 1.9%
Television Broadcasts, Ltd.	4,082,000	27,937,282
Automobiles: 1.7%
Dongfeng Motor Group Co., Ltd. H Shares	18,380,000	24,377,771
Specialty Retail: 1.6%
Belle International Holdings, Ltd.	17,281,000	23,624,496
Multiline Retail: 1.4%
Golden Eagle Retail Group, Ltd.	15,791,000	21,012,671
Total Consumer Discretionary		254,324,553
	Shares	Value
INFORMATION TECHNOLOGY: 14.4%
Internet Software & Services: 6.7%
Sina Corp.[b]	562,100	$31,325,833
Tencent Holdings, Ltd.	782,700	30,562,274
NetEase, Inc. ADR	426,700	26,954,639
Baidu, Inc. ADR[b]	90,800	8,583,324
		97,426,070
Electronic Equipment, Instruments & Components: 2.4%
Digital China Holdings, Ltd.	30,018,000	35,681,310
Communications Equipment: 2.0%
ZTE Corp. H Shares[b]	18,546,704	29,536,930
Computers & Peripherals: 1.7%
Lenovo Group, Ltd.	27,398,000	24,660,910
Software: 1.6%
Kingdee International Software Group Co., Ltd.[b]	123,524,800	22,778,011
Total Information Technology		210,083,231
CONSUMER STAPLES: 12.0%
Food Products: 4.6%
China Mengniu Dairy Co., Ltd.	10,315,000	36,820,186
Tingyi (Cayman Islands) Holding Corp.	11,391,000	29,564,461
		66,384,647
Food & Staples Retailing: 3.9%
China Resources Enterprise, Ltd.	8,306,000	25,998,788
Lianhua Supermarket Holdings Co., Ltd. H Shares†	31,193,800	16,954,003
Sun Art Retail Group, Ltd.	9,443,000	13,619,419
		56,572,210
Personal Products: 1.8%
Hengan International Group Co., Ltd.	2,380,500	25,864,379
Beverages: 1.7%
Tsingtao Brewery Co., Ltd. H Shares	3,569,000	25,432,031
Total Consumer Staples		174,253,267
INDUSTRIALS: 9.5%
Transportation Infrastructure: 3.6%
China Merchants Holdings International Co., Ltd.	9,042,581	27,972,124
Yuexiu Transport Infrastructure, Ltd.	48,899,000	24,639,736
		52,611,860
Machinery: 2.5%
CSR Corp., Ltd. H Shares	44,717,000	26,129,838
Sany Heavy Equipment International Holdings Co., Ltd.	34,230,500	8,552,896
China National Materials Co., Ltd. H Shares	9,000,000	1,657,219
		36,339,953

matthewsasia.com | 800.789.ASIA 47

Matthews China Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
Industrial Conglomerates: 1.8%
NWS Holdings, Ltd.	16,914,914	$25,932,143
Airlines: 1.6%
Air China, Ltd. H Shares	32,547,900	23,300,571
Total Industrials		138,184,527
TELECOMMUNICATION SERVICES: 6.6%
Wireless Telecommunication Services: 3.8%
China Mobile, Ltd.	3,187,583	33,013,334
China Mobile, Ltd. ADR	426,200	22,064,374
		55,077,708
Diversified Telecommunication Services: 2.8%
China Communications Services Corp., Ltd. H Shares	65,504,800	41,092,139
Total Telecommunication Services		96,169,847
UTILITIES: 6.4%
Electric Utilities: 2.6%
Cheung Kong Infrastructure Holdings, Ltd.	5,635,500	37,551,379
Independent Power Producers & Energy Traders: 2.1%
China Longyuan Power Group Corp. H Shares	30,009,000	30,853,715
Gas Utilities: 1.7%
Hong Kong & China Gas Co., Ltd.	10,079,312	24,594,106
Total Utilities		92,999,200
HEALTH CARE: 5.9%
Health Care Equipment & Supplies: 2.8%
Mindray Medical International, Ltd. ADR	1,105,168	41,388,542
Health Care Providers & Services: 2.6%
Sinopharm Group Co., Ltd. H Shares	15,017,200	37,530,554
Pharmaceuticals: 0.5%
Sino Biopharmaceutical	9,976,000	6,444,512
Total Health Care		85,363,608
ENERGY: 5.7%
Oil, Gas & Consumable Fuels: 4.0%
Kunlun Energy Co., Ltd.	11,798,000	20,827,094
CNOOC, Ltd.	12,384,000	20,742,180
China Shenhua Energy Co., Ltd. H Shares	6,964,000	17,703,015
		59,272,289
	Shares	Value
Energy Equipment & Services: 1.7%
China Oilfield Services, Ltd. H Shares	12,578,000	$24,462,789
Total Energy		83,735,078
TOTAL INVESTMENTS: 100.5%		1,464,920,606
(Cost $1,393,041,504c)
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.5%)		(7,975,615)
NET ASSETS: 100.0%		$1,456,944,991

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Non-income producing security.

c  Cost for federal income tax purposes is $1,394,865,305 and net unrealized appreciation consists of:

Gross unrealized appreciation	$255,577,957
Gross unrealized depreciation	(185,522,656)
Net unrealized appreciation	$70,055,301

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

See accompanying notes to financial statements.

48 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Sunil Asnani

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$15.79	$15.82
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	0.98%

Portfolio Statistics

Total # of Positions	38
Net Assets	$514.3 million
Weighted Average Market Cap	$7.9 billion
Portfolio Turnover	7.03%[2]

Benchmark

Bombay Stock Exchange 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2012 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews India Fund

Portfolio Manager Commentary

For the first half of 2013, the Matthews India Fund returned -9.82% (Investor Class) and -9.76% (Institutional Class), marginally ahead of its benchmark, the Bombay Stock Exchange 100 Index, which fell -10.02%. For the quarter ended June 30, 2013, the Fund returned -7.77% (Investor Class) and -7.76% (Institutional Class) while its benchmark returned -6.02%.

The rupee weakened during the second quarter, depreciating 8.6% from the first quarter amid reversing foreign portfolio flows, particularly for debt instruments. In local currency terms, both the Fund and the benchmark actually posted positive returns for the second quarter. Small- and mid-capitalization stocks, areas in which the portfolio has been overweight, corrected more than their larger peers. Smaller companies were also more impacted at a fundamental level by high interest rates and India's stagnant policies. Our industrial and consumer discretionary holdings also continued to suffer amid weak macroeconomic environment. Jagran Prakashan, a small vernacular print media company in the consumer discretionary sector, is one such firm that has been hurt in terms of both revenues and margin. Amid the uncertain economic environment, many of the firm's clients have been cautious about advertisement spending—a source of revenues for Jagran—while the falling rupee has inflated imported newsprint prices, leading to a rise in input costs for the company.

Partially mitigating the weakness in Fund performance was our exposure to such defensive sectors as consumer staples and health care as well as our limited exposure to commodity-like holdings, such as metals and energy stocks that were hurt by falling input prices.

On another positive note, the market weakness among small caps led to some investment opportunities and we added some new positions in smaller-cap firms, even as we further concentrated the portfolio during the most recent quarter. A new portfolio holding is Shriram City Union Finance, a regional non-banking finance company operating in southern India. We believe that the company is run by pragmatic managers and we like that the firm has proprietary access to the credit history of a unique segment of borrowers, which it can capitalize on to deliver sustainable growth.

During the second quarter, we saw more hurdles facing India. Economic growth moderated and while inflation also moderated, the central bank reversed its earlier stance of loosening interest rates to try to the combat the impact of the weakening rupee. Recent corporate earnings results have generally reflected the difficult environment although there appears to be significant variation across sectors. We also continue to be discouraged by what appear to be poor government policies that may worsen India's fiscal deficit. For example, one recent law, still awaiting parliamentary approval, is aimed at providing subsidized food to two-thirds of the population and this may further burden the country's budget deficit.

India's currency weakness has recently negated some benefits of falling commodity prices, and particularly aggravated risks for companies that in recent quarters had sought more affordable credit overseas. Meanwhile, the weak rupee did benefit a few export-oriented sectors such as pharmaceuticals and technology services. It is difficult to predict the near-term

(continued)

matthewsasia.com | 800.789.ASIA 49

PERFORMANCE AS OF JUNE 30, 2013

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MINDX)	-7.77%	-9.82%	3.87%	-3.58%	3.45%	8.60%	10/31/05
Institutional Class (MIDNX)	-7.76%	-9.76%	3.99%	n.a.	n.a.	-10.60%	10/29/10
Bombay Stock Exchange 100 Index[3]	-6.02%	-10.02%	3.96%	-4.80%	1.99%	9.57%[4]
Lipper India Region Funds Category Average[5]	-7.72%	-14.18%	-0.01%	-5.50%	1.39%	5.64%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 10/31/05.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Emami, Ltd.	Consumer Staples	6.1%
Sun Pharmaceutical Industries, Ltd.	Health Care	5.5%
Kotak Mahindra Bank, Ltd.	Financials	4.9%
Dabur India, Ltd.	Consumer Staples	4.9%
HDFC Bank, Ltd.	Financials	4.6%
ITC, Ltd.	Consumer Staples	4.3%
Asian Paints, Ltd.	Materials	4.2%
Exide Industries, Ltd.	Consumer Discretionary	4.2%
Container Corp. of India, Ltd.	Industrials	3.7%
ICICI Bank, Ltd.	Financials	3.7%
% of Assets in Top Ten		46.1%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

50 MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary (continued)

movement of currency, however, the country's dependence on foreign inflows to maintain its exchange rate has been increasing. In response, regulators have taken such measures as curbing gold imports via a variety of instruments. However, in our opinion, the fundamental cause of rupee weakness is higher inflation in India relative to the world. This is an issue that may not be resolved without improvements to the country's productivity and investment climate. In our view, many more fundamental reforms are required to alleviate India's most pressing concerns, and results manifest over the medium to long term.

Current market valuations are slightly below historical averages but there appears to be greater divergence in valuations now compared to the first quarter. Market conditions also now suggest that investors are willing to pay a premium for quality, and there continues to be a preference for larger rather than smaller firms. In this uncertain environment, we believe it is even more important to apply a bottom-up approach to invest in companies with strong pricing power and the potential to consistently beat inflation.

SECTOR ALLOCATION (%)

Financials	25.6
Consumer Staples	19.2
Industrials	17.3
Materials	12.2
Consumer Discretionary	9.9
Health Care	6.6
Information Technology	4.3
Utilities	4.2
Cash and Other Assets, Less Liabilities	0.7

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	37.1
Mid Cap ($1B–$5B)	32.0
Small Cap (under $1B)	30.2
Cash and Other Assets, Less Liabilities	0.7

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 51

Matthews India Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.1%

	Shares	Value
FINANCIALS: 25.6%
Commercial Banks: 9.5%
HDFC Bank, Ltd.	1,790,165	$20,055,884
ICICI Bank, Ltd.	815,000	14,522,657
Axis Bank, Ltd.	269,532	5,979,609
ICICI Bank, Ltd. ADR	113,283	4,333,075
HDFC Bank, Ltd. ADR	100,922	3,657,413
		48,548,638
Diversified Financial Services: 7.9%
Kotak Mahindra Bank, Ltd.	2,100,000	25,432,677
IDFC, Ltd.	6,211,855	13,305,116
Multi Commodity Exchange of India, Ltd.	159,509	2,055,546
		40,793,339
Real Estate Management & Development: 3.5%
Ascendas India Trust	32,094,000	18,102,459
Thrifts & Mortgage Finance: 3.5%
Housing Development Finance Corp.	1,225,000	18,034,205
Consumer Finance: 1.2%
Shriram City Union Finance, Ltd.	370,000	6,280,505
Total Financials		131,759,146
CONSUMER STAPLES: 19.2%
Personal Products: 14.1%
Emami, Ltd.	3,882,801	31,309,300
Dabur India, Ltd.	9,674,430	25,368,367
Bajaj Corp., Ltd.	3,803,615	15,842,830
		72,520,497
Tobacco: 4.3%
ITC, Ltd.	4,060,000	22,095,633
Food Products: 0.8%
Zydus Wellness, Ltd.	378,779	4,059,033
Total Consumer Staples		98,675,163
INDUSTRIALS: 17.3%
Machinery: 7.8%
Thermax, Ltd.	1,378,128	13,872,885
Ashok Leyland, Ltd.	40,022,554	13,431,851
AIA Engineering, Ltd.	2,306,467	12,814,137
		40,118,873
Road & Rail: 3.7%
Container Corp. of India, Ltd.	1,039,216	18,861,530
Transportation Infrastructure: 2.9%
Gujarat Pipavav Port, Ltd.[b]	19,180,000	15,117,738
Industrial Conglomerates: 2.9%
MAX India, Ltd.	4,388,102	14,768,539
Total Industrials		88,866,680
	Shares	Value
MATERIALS: 12.2%
Chemicals: 9.1%
Asian Paints, Ltd.	279,700	$21,764,929
Castrol India, Ltd.	2,398,602	13,301,259
Supreme Industries, Ltd.	2,100,000	11,882,536
		46,948,724
Construction Materials: 2.0%
Grasim Industries, Ltd.	224,459	10,398,463
Metals & Mining: 1.1%
NMDC, Ltd.	3,145,923	5,567,961
Total Materials		62,915,148
CONSUMER DISCRETIONARY: 9.9%
Auto Components: 4.2%
Exide Industries, Ltd.	10,706,722	21,756,527
Media: 3.4%
Jagran Prakashan, Ltd.	9,961,391	13,653,176
Dish TV India, Ltd.[b]	3,868,505	3,947,261
		17,600,437
Textiles, Apparel & Luxury Goods: 1.2%
Titan Industries, Ltd.	1,648,820	6,178,952
Household Durables: 1.1%
Symphony, Ltd.	1,037,060	5,498,653
Total Consumer Discretionary		51,034,569
HEALTH CARE: 6.6%
Pharmaceuticals: 6.6%
Sun Pharmaceutical Industries, Ltd.	1,670,300	28,388,520
Cipla India, Ltd.	853,275	5,613,709
Total Health Care		34,002,229
INFORMATION TECHNOLOGY: 4.3%
Internet Software & Services: 3.2%
Info Edge India, Ltd.[b]	3,324,978	16,522,777
IT Services: 1.1%
MindTree, Ltd.	387,000	5,445,352
Total Information Technology		21,968,129
UTILITIES: 3.0%
Gas Utilities: 3.0%
GAIL India, Ltd.	2,944,751	15,477,831
Total Utilities		15,477,831
TOTAL COMMON EQUITIES		504,698,895
(Cost $499,109,885)

52 MATTHEWS ASIA FUNDS

Matthews India Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

CONVERTIBLE CORPORATE BONDS: 1.2%

	Face Amount	Value
UTILITIES: 1.2%
Electric Utilities: 1.2%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14	$5,900,000	$6,259,900
Total Utilities		6,259,900
TOTAL CONVERTIBLE CORPORATE BONDS		6,259,900
(Cost $6,840,500)
TOTAL INVESTMENTS: 99.3%		510,958,795
(Cost $505,950,385c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.7%		3,377,349
NET ASSETS: 100.0%		$514,336,144

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Non-income producing security.

c  Cost for federal income tax purposes is $506,014,075 and net unrealized appreciation consists of:

Gross unrealized appreciation	$108,689,753
Gross unrealized depreciation	(103,745,033)
Net unrealized appreciation	$4,944,720

ADR  American Depositary Receipt

Cnv.  Convertible

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 53

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$14.87	$14.87
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.20%	1.04%

Portfolio Statistics

Total # of Positions	61
Net Assets	$274.0 million
Weighted Average Market Cap	$28.5 billion
Portfolio Turnover	48.58%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2012 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Japan Fund

Portfolio Manager Commentary

For the first half of 2013, the Matthews Japan Fund gained 21.19% (Investor Class) and 21.29% (Institutional Class), outperforming its benchmark, the MSCI Japan Index, which returned 16.64%. For the quarter ended June 30, the Fund returned 5.99% (Investor Class) and 6.06% (Institutional Class) while its benchmark returned 4.42%.

The quarter was a roller coaster ride for Japan investors, marked by strong gains until mid-quarter followed by a sharp correction toward the latter half of the period. The quarter began with the Bank of Japan (BOJ) announcing a larger-than-expected quantitative easing measure that propelled Japan's equity markets to five-year highs. Overseas investors were the primary drivers of the rally, pouring roughly US$46 billion into Japanese equities during the quarter. The yen also weakened considerably against the dollar, breaking above 100 yen against the U.S. dollar mark for the first time since April 2009. This bull market turned rather abruptly after comments from the U.S. Federal Reserve regarding a possible exit from its quantitative easing measures that prompted widespread profit-taking activity. However, despite the sharp correction, the market managed to eke out a modest gain at the end of the second quarter as volatility gradually subsided.

The most notable event of the quarter was the massive quantitative easing announced by the BOJ under new leadership by Governor Haruhiko Kuroda. To achieve its 2% inflation goal, the central bank intends to roughly double Japan's monetary base, a measure of currency in circulation, to approximately US$2.7 trillion, primarily through the purchase of Japanese government bonds. The BOJ also intends to buy longer dated bonds to raise the duration of its bond portfolio from three to seven years. Data also shows that the BOJ is purchasing bonds at a much faster pace than originally expected in response to a rise in long-term interest rates. These easing measures stand in stark contrast to those of the U.S. Federal Reserve, which outlined an exit scenario from its own quantitative easing measures after a policy meeting in June. The difference in central bank policies may gradually be reflected in currency exchange rates in coming quarters.

In such a market environment, we have continued to focus our efforts on identifying individual investment opportunities through bottom-up fundamental research. Stock selection was the primary driver of outperformance.

Nuflare Technology, a manufacturer of electron beam equipment used in semiconductor production, contributed substantially to outperformance. Nuflare currently holds a virtual monopoly in the supply of electron beam mask writers and is expected to benefit from favorable pricing trends as well as a recovery in orders for semiconductor production equipment.

Auto firms, such as Toyota Motor and Fuji Heavy Industries, generated notable absolute gains for the Fund during the quarter. These stocks were buoyed by the weakening yen, as well as a continued improvement in the U.S. auto market in which these firms derive a large portion of their business. We believe there is potential for Japanese automakers to improve their competitive position in the years to come as the downward pressure from a strong yen has reversed course.

(continued)

54 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2013

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MJFOX)	5.99%	21.19%	27.12%	14.93%	4.25%	6.95%	5.00%	12/31/98
Institutional Class (MIJFX)	6.06%	21.29%	27.29%	n.a.	n.a.	n.a.	11.91%	10/29/10
MSCI Japan Index[3]	4.42%	16.64%	22.44%	8.80%	0.00%	6.37%	2.42%[4]
Tokyo Stock Price Index[3]	4.03%	15.54%	20.99%	8.74%	0.43%	6.04%	2.78%[4]
Lipper Japanese Funds Category Average[5]	3.41%	16.60%	21.22%	9.80%	2.18%	5.74%	3.67%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted montly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definitions.

4  Calculated from 12/31/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Toyota Motor Corp.	Consumer Discretionary	4.6%
ORIX Corp.	Financials	4.1%
Honda Motor Co., Ltd.	Consumer Discretionary	4.1%
Mitsubishi UFJ Financial Group, Inc.	Financials	3.7%
Softbank Corp.	Telecommunication Services	3.2%
Bridgestone Corp.	Consumer Discretionary	2.4%
Nitto Denko Corp.	Materials	2.3%
FANUC Corp.	Industrials	2.3%
Hitachi, Ltd.	Information Technology	2.2%
Mitsui Fudosan Co., Ltd.	Financials	2.2%
% OF ASSETS IN TOP TEN		31.1%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 55

SECTOR ALLOCATION (%)

Financials	23.5
Industrials	20.6
Consumer Discretionary	19.0
Information Technology	17.3
Health Care	5.8
Consumer Staples	4.6
Materials	3.8
Telecommunication Services	3.2
Cash and Other Assets, Less Liabilities	2.2

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	59.4
Mid Cap ($1B–$5B)	21.0
Small Cap (under $1B)	17.4
Cash and Other Assets, Less Liabilities	2.2

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Japan Fund

Portfolio Manager Commentary (continued)

On the other hand, our intentionally limited exposure to the utilities sector posed the biggest drag on relative performance. Electric power companies performed well on the back of heightened expectations for the restart of the country's nuclear power plants. The Nuclear Regulatory Authority is scheduled to finalize its guidelines on safety requirements that should pave the way for a resurgence in Japan's nuclear power generation and may ultimately result in improved earnings for power companies. We continue to avoid this sector, however, as we view management quality to be poor and prospects for long-term growth to be limited.

Meanwhile, Bit-isle, a firm that provides information technology services through Internet data centers, was the biggest detractor to performance due to a shortfall in earnings as well as a dilutive equity offering to fund an expansion project. We view the profit shortfall to be temporary in nature and expect growth in Internet data traffic and capacity expansions to drive earnings over the medium term.

We are excited to see some signs of improvement in the Japanese economy as evidenced by first quarter GDP growth, which reached an annualized rate of 4.1%. We believe that continued support from both fiscal and monetary policies may drive a recovery, though structural reforms must take place in order to make growth sustainable over the long term.

56 MATTHEWS ASIA FUNDS

Matthews Japan Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: JAPAN: 97.8%

	Shares	Value
FINANCIALS: 23.5%
Commercial Banks: 10.2%
Mitsubishi UFJ Financial Group, Inc.	1,640,800	$10,133,367
Mizuho Financial Group, Inc.	2,533,100	5,260,472
Sumitomo Mitsui Financial Group, Inc.	112,700	5,158,623
Seven Bank, Ltd.	1,208,800	4,382,003
Shinsei Bank, Ltd.	1,341,000	3,045,209
		27,979,674
Real Estate Investment Trusts: 4.3%
GLP J-REIT	4,214	4,116,269
Global One Real Estate Investment Corp., REIT	660	3,834,348
Kenedix Realty Investment Corp., REIT	946	3,765,810
		11,716,427
Diversified Financial Services: 4.1%
ORIX Corp.	823,100	11,232,616
Real Estate Management & Development: 3.5%
Mitsui Fudosan Co., Ltd.	207,000	6,085,810
Hulic Co., Ltd.	322,800	3,463,117
		9,548,927
Insurance: 1.4%
Tokio Marine Holdings, Inc.	122,600	3,868,639
Total Financials		64,346,283
INDUSTRIALS: 20.6%
Machinery: 11.3%
FANUC Corp.	43,200	6,252,203
Mitsubishi Heavy Industries, Ltd.	1,019,000	5,665,191
Glory, Ltd.	221,400	5,194,386
Nabtesco Corp.	188,000	3,903,398
Komatsu, Ltd.	163,800	3,772,632
Freund Corp.	180,600	3,126,058
Harmonic Drive Systems, Inc.	142,000	2,922,234
		30,836,102
Trading Companies & Distributors: 3.3%
ITOCHU Corp.	345,100	3,990,701
Mitsui & Co., Ltd.	203,100	2,546,916
Marubeni Corp.	378,000	2,526,308
		9,063,925
Building Products: 2.0%
Aica Kogyo Co., Ltd.	271,400	5,439,872
Electrical Equipment: 1.7%
Endo Lighting Corp.	84,900	2,280,862
Nidec Corp.	32,400	2,266,775
		4,547,637
Professional Services: 1.6%
Nihon M&A Center, Inc.	59,900	3,360,155
Benefit One, Inc.	682	1,051,072
		4,411,227
Road & Rail: 0.7%
Trancom Co., Ltd.	73,400	2,056,634
Total Industrials		56,355,397
	Shares	Value
CONSUMER DISCRETIONARY: 19.0%
Automobiles: 10.0%
Toyota Motor Corp.	206,900	$12,479,762
Honda Motor Co., Ltd.	302,100	11,222,843
Fuji Heavy Industries, Ltd.	155,000	3,827,606
		27,530,211
Auto Components: 3.8%
Bridgestone Corp.	195,600	6,670,004
Nifco, Inc.	177,800	3,758,457
		10,428,461
Household Durables: 1.9%
Rinnai Corp.	74,200	5,276,033
Specialty Retail: 1.9%
Workman Co., Ltd.	75,600	2,586,899
VT Holdings Co., Ltd.	207,300	2,535,510
		5,122,409
Diversified Consumer Services: 1.4%
ESCRIT, Inc.	277,100	2,744,435
JP-Holdings, Inc.	207,000	1,104,086
		3,848,521
Total Consumer Discretionary		52,205,635
INFORMATION TECHNOLOGY: 17.3%
Electronic Equipment, Instruments & Components: 9.4%
Hitachi, Ltd.	954,000	6,112,756
Kyocera Corp.	55,300	5,626,547
Murata Manufacturing Co., Ltd.	68,600	5,218,054
Keyence Corp.	13,900	4,428,690
Yokogawa Electric Corp.	355,600	4,251,123
		25,637,170
Internet Software & Services: 4.0%
Yahoo! Japan Corp.	8,162	4,019,091
Kakaku.com, Inc.	114,400	3,493,446
Macromill, Inc.	574,600	3,404,291
		10,916,828
IT Services: 2.1%
Bit-isle, Inc.	297,800	2,981,976
GMO Payment Gateway, Inc.	130,800	2,787,563
		5,769,539
Semiconductors & Semiconductor Equipment: 1.8%
Nuflare Technology, Inc.	567	5,080,937
Total Information Technology		47,404,474
HEALTH CARE: 5.8%
Health Care Equipment & Supplies: 3.6%
Asahi Intecc Co., Ltd.	90,400	4,416,781
Sysmex Corp.	61,000	3,995,222
Daiken Medical Co., Ltd.	70,000	1,272,125
		9,684,128

matthewsasia.com | 800.789.ASIA 57

Matthews Japan Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: JAPAN: (continued)

	Shares	Value
Health Care Providers & Services: 2.2%
Ship Healthcare Holdings, Inc.	87,200	$3,205,564
Message Co., Ltd.	1,083	2,878,004
		6,083,568
Total Health Care		15,767,696
CONSUMER STAPLES: 4.6%
Household Products: 2.4%
Unicharm Corp.	86,000	4,864,025
Pigeon Corp.	20,500	1,633,516
		6,497,541
Food Products: 1.4%
Calbee, Inc.	41,000	3,891,251
Food & Staples Retailing: 0.8%
Daikokutenbussan Co., Ltd.	84,500	2,213,075
Total Consumer Staples		12,601,867
MATERIALS: 3.8%
Chemicals: 3.8%
Nitto Denko Corp.	100,300	6,432,804
Shin-Etsu Chemical Co., Ltd.	60,700	4,017,447
Total Materials		10,450,251
	Shares	Value
TELECOMMUNICATION SERVICES: 3.2%
Wireless Telecommunication Services: 3.2%
Softbank Corp.	151,300	$8,807,166
Total Telecommunication Services		8,807,166
TOTAL INVESTMENTS: 97.8%		267,938,769
(Cost $244,100,073b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.2%		6,063,673
NET ASSETS: 100.0%		$274,002,442

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Cost for federal income tax purposes is $244,100,073 and net unrealized appreciation consists of:

Gross unrealized appreciation	$30,781,976
Gross unrealized depreciation	(6,943,280)
Net unrealized appreciation	$23,838,696

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

58 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$5.13	$5.15
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.16%	1.00%

Portfolio Statistics

Total # of Positions	49
Net Assets	$143.9 million
Weighted Average Market Cap	$33.8 billion
Portfolio Turnover	34.84%[2]

Benchmark

Korea Composite Stock Price Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2012 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Korea Fund

Portfolio Manager Commentary

For the first half of 2013, the Matthews Korea Fund declined -9.04% (Investor Class) and -9.17% (Institutional Class), outperforming its benchmark, the Korea Composite Stock Price Index, which was down -12.73%. For the quarter ended June 30, the Fund declined -5.00% (Investor Class) and -4.98% (Institutional Class) while its benchmark was down -9.43%.

Korea's equity market had a challenging first half due to selling by foreign investors and weak corporate earnings growth, especially from companies in cyclical industries. Domestic consumer sentiment remained somewhat weak. However, we anticipate that government measures targeted at income growth should create a more favorable environment for domestically oriented companies over the medium term.

The Fund held up relatively better than the benchmark during the first half of the year primarily due to its exposure to preferred share classes and stock selection, mainly in consumer-related sectors. In Korea, preferred shares are entitled to higher dividend payments but do not have voting rights. They have been trading at a steep discount against common shares, and we have been increasing our positions in preferred share classes since last year. During the second quarter, preferred shares began outperforming the market as their higher dividend payments and attractive valuations attracted more investors.

In consumer-related sectors, we have focused on companies poised to benefit from rising disposable incomes, particularly among the leisure, health care and beauty industries, and during the quarter many such businesses contributed to Fund performance.

On a company basis, Ottogi was among the best-performing stocks during both the second quarter and year-to-date periods. Ottogi, a manufacturer of pre-packaged foods in Korea with a long operating history and well-known brands, is a relatively a new addition to the Fund. It is a firm that we expect to do well as the number of single-resident households rise. The younger generation in Korea is increasingly moving out of multi-generational living situations and into their own homes, bucking the tradition of living with their parents until married. As a result, we are seeing signs that such a consumer trend may benefit the prepared foods industry.

Samsung Electronics was among the worst performing stocks year-to-date. We reduced our weighting in the position as we believe that demand for its high-end smartphone segment may soon slow. The firm, however, remains a key portfolio holding as we believe it can sustain its dominance in other component business segments such as semiconductors and displays.

Korea's regulatory environment remained unfavorable for large businesses during the second quarter as the new government mostly carried over strict regulations to protect mom-and-pop stores, limiting the expansion for larger firms. For example, the government is forcing large hypermarkets to close a few days each month and limit operating hours in an attempt to drive more business toward smaller, local shops. Going forward, however, we do not expect further regulations and believe the environment should gradually improve for larger businesses.

(continued)

matthewsasia.com | 800.789.ASIA 59

PERFORMANCE AS OF JUNE 30, 2013

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAKOX)	-5.00%	-9.04%	8.57%	10.31%	5.50%	12.19%	5.31%	1/3/95
Institutional Class (MIKOX)	-4.98%	-9.17%	8.53%	n.a.	n.a.	n.a.	5.37%	10/29/10
Korea Composite Stock Price Index[3]	-9.43%	-12.73%	1.64%	6.83%	1.83%	13.24%	2.75%[4]
Lipper Pacific ex Japan Funds Category Average[5]	-6.64%	-6.00%	8.17%	5.83%	3.50%	12.52%	4.92%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 12/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	10.2%
Shinhan Financial Group Co., Ltd.	Financials	4.5%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	4.1%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	Financials	3.2%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	3.1%
Hyundai Motor Co.	Consumer Discretionary	3.1%
SK Telecom Co., Ltd.	Telecommunication Services	3.1%
Hankook Tire Co., Ltd.	Consumer Discretionary	2.6%
E-Mart Co., Ltd.	Consumer Staples	2.4%
Hyundai Home Shopping Network Corp.	Consumer Discretionary	2.4%
% OF ASSETS IN TOP TEN		38.7%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

60 MATTHEWS ASIA FUNDS

Matthews Korea Fund

Portfolio Manager Commentary (continued)

There appeared to be positive developments in relations between North and South Korea as both sides restarted diplomatic dialogue in early July. A joint meeting between the two sides was held to revive talks over the Kaesong Industrial Complex, located in the North Korean territory, where more than 120 South Korean companies operated factories using North Korean labor. The complex has not operated since April following North Korea's demand that South Korean workers leave.

So far this year, Korea's leadership transition has been smooth. President Park Geun Hye, Korea's first female president, has supported and carried on with most major government policies from the prior administration. While the new government has announced some policies to revive the domestic housing market, we have not seen significant policies to support the general market.

The weakening Japanese yen continued to hurt investor sentiment in Korea, and Korea's currency, the won, also weakened during the second quarter. We anticipate that Korean exports may be negatively impacted should the yen further weaken. In general, we have reduced our exposure to commodity producers with weak brand power. However, we have looked to add to selective names with strong brand power and technology in the export sector as valuations become attractive again.

We maintain a diversified portfolio focused on a variety of sectors, including technology, financials and consumer-related segments that we believe are both well-poised to benefit from rising disposable incomes and sustainable long-term economic growth drivers.

SECTOR ALLOCATION (%)

Consumer Discretionary	30.7
Financials	18.9
Information Technology	18.5
Consumer Staples	12.5
Materials	6.0
Energy	3.2
Telecommunication Services	3.1
Industrials	2.7
Health Care	2.5
Cash and Other Assets, Less Liabilities	1.9

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	58.5
Mid Cap ($1B–$5B)	25.4
Small Cap (under $1B)	14.2
Cash and Other Assets, Less Liabilities	1.9

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 61

Matthews Korea Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: SOUTH KOREA: 85.2%

	Shares	Value
CONSUMER DISCRETIONARY: 26.6%
Hotels, Restaurants & Leisure: 8.5%
Kangwon Land, Inc.	118,190	$3,257,141
Shinsegae Food Co., Ltd.	38,672	3,199,951
Modetour Network, Inc.	125,641	2,908,904
Hotel Shilla Co., Ltd.	53,695	2,858,554
		12,224,550
Auto Components: 5.0%
Hankook Tire Co., Ltd.	82,691	3,808,284
Hyundai Mobis	14,043	3,343,256
		7,151,540
Media: 4.3%
CJ CGV Co., Ltd.	64,667	2,823,118
SBS Media Holdings Co., Ltd.	437,440	1,903,254
Cheil Worldwide, Inc.[b]	67,040	1,439,129
		6,165,501
Multiline Retail: 3.3%
Hyundai Greenfood Co., Ltd.	172,190	2,707,581
Hyundai Department Store Co., Ltd.	15,808	2,068,602
		4,776,183
Automobiles: 3.1%
Hyundai Motor Co.	23,004	4,511,788
Internet & Catalog Retail: 2.4%
Hyundai Home Shopping Network Corp.	25,437	3,411,167
Total Consumer Discretionary		38,240,729
FINANCIALS: 15.7%
Commercial Banks: 6.5%
Shinhan Financial Group Co., Ltd.	197,644	6,480,351
KB Financial Group, Inc.	96,796	2,870,743
		9,351,094
Insurance: 6.3%
Samsung Fire & Marine Insurance Co., Ltd.	16,099	3,278,552
Dongbu Insurance Co., Ltd.	71,941	3,033,881
Hyundai Marine & Fire Insurance Co., Ltd.	103,510	2,740,686
		9,053,119
Capital Markets: 2.4%
Samsung Securities Co., Ltd.	48,003	1,924,566
Kiwoom Securities Co., Ltd.	31,791	1,530,851
		3,455,417
Diversified Financial Services: 0.5%
NICE Information Service Co., Ltd.	311,220	773,370
Total Financials		22,633,000
INFORMATION TECHNOLOGY: 15.4%
Semiconductors & Semiconductor Equipment: 10.2%
Samsung Electronics Co., Ltd.	12,579	14,702,640
Internet Software & Services: 3.6%
NHN Corp.	11,394	2,892,771
Daum Communications Corp.	32,728	2,255,784
		5,148,555
	Shares	Value
Electronic Equipment, Instruments & Components: 1.6%
Samsung SDI Co., Ltd.	18,665	$2,215,630
Total Information Technology		22,066,825
CONSUMER STAPLES: 12.5%
Food Products: 3.9%
Binggrae Co., Ltd.	21,117	1,990,614
Orion Corp.	2,362	1,968,075
Ottogi Corp.	5,128	1,596,359
		5,555,048
Food & Staples Retailing: 2.4%
E-Mart Co., Ltd.	19,682	3,456,489
Personal Products: 2.2%
Amorepacific Corp.	3,892	3,118,027
Household Products: 2.1%
LG Household & Health Care, Ltd.	6,343	3,089,649
Tobacco: 1.9%
KT&G Corp.	43,107	2,796,003
Total Consumer Staples		18,015,216
MATERIALS: 4.4%
Chemicals: 2.9%
LG Chem, Ltd.	11,383	2,506,733
KPX Chemical Co., Ltd.	31,051	1,718,334
		4,225,067
Metals & Mining: 1.5%
POSCO ADR	32,200	2,095,576
Total Materials		6,320,643
TELECOMMUNICATION SERVICES: 3.1%
Wireless Telecommunication Services: 3.1%
SK Telecom Co., Ltd. ADR	221,000	4,492,930
Total Telecommunication Services		4,492,930
INDUSTRIALS: 2.7%
Commercial Services & Supplies: 1.0%
KEPCO Plant Service & Engineering Co., Ltd.	33,196	1,511,482
Trading Companies & Distributors: 0.9%
iMarketKorea, Inc.	63,860	1,230,371
Industrial Conglomerates: 0.8%
Samsung Techwin Co., Ltd.	19,968	1,134,590
Total Industrials		3,876,443
HEALTH CARE: 2.5%
Pharmaceuticals: 2.5%
Yuhan Corp.	12,176	1,960,762
Dong-A ST Co., Ltd.[b]	9,742	1,015,103
Dong-A Socio Holdings Co., Ltd.	5,752	547,495
Total Health Care		3,523,360

62 MATTHEWS ASIA FUNDS

Matthews Korea Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
ENERGY: 2.3%
Oil, Gas & Consumable Fuels: 2.3%
S-Oil Corp.	26,457	$1,686,902
SK Innovation Co., Ltd.	14,185	1,671,056
Total Energy		3,357,958
TOTAL COMMON EQUITIES		122,527,104
(Cost $85,052,131)

PREFERRED EQUITIES: SOUTH KOREA: 12.9%

CONSUMER DISCRETIONARY: 4.1%
Automobiles: 4.1%
Hyundai Motor Co., Ltd., 2nd Pfd.	66,981	5,844,090
Total Consumer Discretionary		5,844,090
FINANCIALS: 3.2%
Insurance: 3.2%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	48,438	4,571,303
Total Financials		4,571,303
INFORMATION TECHNOLOGY: 3.1%
Semiconductors & Semiconductor Equipment: 3.1%
Samsung Electronics Co., Ltd., Pfd.	5,869	4,526,045
Total Information Technology		4,526,045
	Shares	Value
MATERIALS: 1.6%
Chemicals: 1.6%
LG Chem, Ltd., Pfd.	23,753	$2,381,617
Total Materials		2,381,617
ENERGY: 0.9%
Oil, Gas & Consumable Fuels: 0.9%
S-Oil Corp., Pfd.	27,097	1,278,600
Total Energy		1,278,600
TOTAL PREFERRED EQUITIES		18,601,655
(Cost $14,152,949)
TOTAL INVESTMENTS: 98.1%		141,128,759
(Cost $99,205,080c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%		2,725,228
NET ASSETS: 100.0%		$143,853,987

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Non-income producing security.

c  Cost for federal income tax purposes is $99,808,659 and net unrealized appreciation consists of:

Gross unrealized appreciation	$44,141,103
Gross unrealized depreciation	(2,821,003)
Net unrealized appreciation	$41,320,100

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 63

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Lydia So, CFA

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$18.75	$18.76
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.50%	1.36%

Portfolio Statistics

Total # of Positions	70
Net Assets	$405.3 million
Weighted Average Market Cap	$1.2 billion
Portfolio Turnover	27.95%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

1  Gross annual operating expenses for the Institutional Class are estimated. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2012 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the first half of 2013, the Matthews Asia Small Companies Fund gained 3.42% (Investor Class) and 3.48% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, which returned 0.45%. For the quarter ended June 30, the Fund returned -1.73% (Investor Class) and -1.68% (Institutional Class) while its benchmark returned -5.21%.

Macroeconomic concerns dominated global market sentiments during the second quarter. Current account deficits and weakened currencies in India and Southeast Asia dominated headlines. China's interbank rates also spiked as its central bank began to restrict liquidity to its banking system in an effort to better control how credit in China should be deployed. Toward the end of the quarter, the U.S. Federal Reserve's stance of possibly scaling back its quantitative easing operations triggered sell-offs in global markets. Asia's markets were no exception as there was an anticipation of lesser capital inflows and investors feared that the potential for rising interest rates might dampen the region's economic growth momentum. As such, corrections in Thailand and Indonesia—countries in which the Fund is overweight—combined with the weakened regional currencies negatively impacted the Fund's absolute performance during the quarter.

The Fund's outperformance over the benchmark was attributed to good stock selections in India and Taiwan. Holdings demonstrating strong earnings momentum and execution in corporate strategies performed relatively better than the broader markets. Another reason for the Fund's relative outperformance against the benchmark was our overweight in the health care and consumer staples sectors. The majority of our health care holdings demonstrated positive returns, owing to their defensive business models and visibility in earnings growth.

Holdings in the financials sector, which tend to be sensitive to interest rates, were the biggest detractors to Fund performance due to a moderating outlook for growth and margin pressure from rising funding costs. For example, Bank Tabungan Pensiunan Nasional, a consumer-focused bank with microfinancing services in Indonesia, was the worst performer due to worries over its reliance on wholesale funding and competition from larger banks with a stronger funding advantage. Similarly, Tisco Financial, a bank that focuses on consumer lending in Thailand, also performed poorly during the quarter. While these are legitimate short- to medium-term concerns, we continue to hold these positions as we believe that the long-term fundamentals of the industry remain attractive. We also believe that the respective management teams have shown prudent control over asset quality and their pace of expansion. There were also stock-specific factors that contributed to negative performance during the quarter. Our long-term holding Vinda International, a Chinese tissue paper manufacturer, was a major detractor to performance due to earnings downgrades by several analysts on the back of concerns over slowing growth.

While we are aware of various headwinds facing Asia and the associated market volatilities, our bottom-up investment approach remains consistent. We have made several adjustments to the portfolio based on individual company merits. We exited Amtek Engineering, a precision components maker in Singapore, and Chroma, a testing equipment manufacturer in Taiwan, due to our expectations of a subdued outlook in their respective industries. Within the consumer staples sector, we trimmed

(continued)

64 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2013

Institutional Class Shares were first offered on April 30, 2013. Performance since that date was -3.50%. Performance for the Institutional Class Shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and the Investor Class may arise due to differences in fees charged to each class.

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MSMLX)	-1.73%	3.42%	20.64%	10.38%	18.20%	9/15/08
Institutional Class (MISMX)	-1.68%	3.48%	20.70%	10.40%	18.21%	4/30/13
MSCI AC Asia ex Japan Small Cap Index[3]	-5.21%	0.45%	15.65%	4.74%	11.03%[4]
Lipper Pacific ex Japan Funds Category Average[5]	-6.64%	-6.00%	8.17%	5.83%	9.49%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 9/30/08.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
St. Shine Optical Co., Ltd.	Health Care	Taiwan	3.8%
Towngas China Co., Ltd.	Utilities	China/Hong Kong	2.9%
Super Group, Ltd.	Consumer Staples	Singapore	2.9%
Petra Foods, Ltd.	Consumer Staples	Singapore	2.3%
Emami, Ltd.	Consumer Staples	India	2.1%
Minth Group, Ltd.	Consumer Discretionary	China/Hong Kong	2.0%
Lee's Pharmaceutical Holdings, Ltd.	Health Care	China/Hong Kong	2.0%
Ipca Laboratories, Ltd.	Health Care	India	2.0%
PChome Online, Inc.	Information Technology	Taiwan	2.0%
Pacific Hospital Supply Co., Ltd.	Health Care	Taiwan	1.9%
% OF ASSETS IN TOP TEN			23.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 65

COUNTRY ALLOCATION (%)

China/Hong Kong	24.6
India	16.1
Indonesia	12.5
Taiwan	10.4
Thailand	7.9
Malaysia	7.7
Singapore	6.7
South Korea	5.9
Philippines	4.9
Cash and Other Assets, Less Liabilities	3.3

SECTOR ALLOCATION (%)

Consumer Staples	19.8
Financials	17.8
Consumer Discretionary	15.1
Health Care	13.3
Industrials	13.0
Information Technology	8.7
Materials	5.4
Utilities	2.9
Telecommunication Services	0.7
Cash and Other Assets, Less Liabilities	3.3

MARKET CAP EXPOSURE (%)7,8

Large Cap (over $5B)	0.0
Mid Cap ($1B–$5B)	52.5
Small Cap (under $1B)	44.2
Cash and Other Assets, Less Liabilities	3.3

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary (continued)

positions in some holdings that we believe are priced too richly relative to their growth prospects and deployed the proceeds by adding to existing holdings and initiating new positions within the same sector. We started a position in Binggrae, a Korean manufacturer of dairy products and ice cream due to its current domestic market dominance and increasing exports to other Asian countries. Within India's financials sector, we exited Federal Bank and started a position in Gruh Finance, a housing finance company. While we believe that Federal Bank has a respectable franchise in the relatively urbanized areas, we think that Gruh Finance possesses a more robust growth outlook since it caters to the rural communities where penetration for housing finance is still low.

We are mindful of the risks resulting from weaker currency and rising interest rates. The recent correction is inevitable given strong foreign inflows into Asia in the past few years. However, picking companies with strong fundamentals is still core to our strategy. Since the Fund's inception in 2008, we have seen multiple market crises. Ultimately, we believe sound companies with pricing power and sensible growth strategies should prevail and grow over the long term. Despite the fact that the market may at times be short-sighted, we will continue with our approach in investing in businesses that we believe can deliver sustainable growth through market cycles.

66 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.7%

	Shares	Value
CHINA/HONG KONG: 24.6%
Towngas China Co., Ltd.	11,845,000	$11,736,470
Minth Group, Ltd.	5,296,000	8,193,278
Lee's Pharmaceutical Holdings, Ltd.	9,855,000	8,122,231
Vitasoy International Holdings, Ltd.	6,432,000	7,742,463
Pacific Online, Ltd.	16,716,000	7,334,669
Yip's Chemical Holdings, Ltd.	7,682,000	6,938,294
Haitian International Holdings, Ltd.	4,549,000	6,637,277
Sunny Optical Technology Group Co., Ltd.	5,229,000	6,261,358
Xingda International Holdings, Ltd. H Shares	13,805,000	5,842,274
KWG Property Holding, Ltd.	10,279,000	5,342,353
Airtac International Group	1,108,520	5,269,956
Vinda International Holdings, Ltd.	5,036,000	5,128,945
Stella International Holdings, Ltd.	1,717,000	4,737,437
Trinity, Ltd.	12,636,000	4,358,186
Stelux Holdings International, Ltd.	12,490,000	4,172,448
Convenience Retail Asia, Ltd.	2,946,000	2,092,877
Fook Woo Group Holdings, Ltd.[b,c]	24,622,000	514
Total China/Hong Kong		99,911,030
INDIA: 16.1%
Emami, Ltd.	1,035,478	8,349,666
Ipca Laboratories, Ltd.	734,595	8,076,792
Page Industries, Ltd.	95,185	6,561,718
Gruh Finance, Ltd.	1,647,429	6,340,211
Supreme Industries, Ltd.	944,331	5,343,356
Gujarat Pipavav Port, Ltd.[b]	6,035,198	4,756,963
AIA Engineering, Ltd.	849,415	4,719,131
Berger Paints India, Ltd.	1,218,565	4,706,111
MindTree, Ltd.	333,492	4,692,458
Castrol India, Ltd.	797,362	4,421,708
CRISIL, Ltd.	217,039	4,040,901
GlaxoSmithKline Consumer Healthcare, Ltd.	39,766	3,446,125
Total India		65,455,140
INDONESIA: 12.5%
PT AKR Corporindo	14,052,500	7,401,150
PT Bank Tabungan Pensiunan Nasional[b]	15,645,500	6,464,682
PT Sumber Alfaria Trijaya	8,889,000	5,997,676
PT Nippon Indosari Corpindo	6,871,500	5,383,966
PT Astra Otoparts	11,750,625	4,782,499
PT Wismilak Inti Makmur	54,098,000	4,480,728
PT Selamat Sempurna	16,730,500	4,421,136
PT Arwana Citramulia	12,350,500	3,943,616
PT Jasa Marga Persero	5,579,500	3,360,181
PT Sarana Menara Nusantara[b]	1,144,500	2,802,904
PT Modern Internasional	17,111,000	1,602,720
Total Indonesia		50,641,258
	Shares	Value
TAIWAN: 10.4%
St. Shine Optical Co., Ltd.	600,492	$15,522,457
PChome Online, Inc.	1,532,642	7,992,051
Pacific Hospital Supply Co., Ltd.	2,283,670	7,879,584
Sinmag Equipment Corp.	1,528,650	5,795,814
TXC Corp.	3,541,792	4,813,221
Total Taiwan		42,003,127
THAILAND: 7.9%
Bangkok Chain Hospital Public Co., Ltd.	26,239,275	6,604,637
Supalai Public Co., Ltd.	11,327,100	6,429,532
Oishi Group Public Co., Ltd.	1,352,900	5,341,006
SNC Former Public Co., Ltd.	5,790,300	4,523,661
Tisco Financial Group Public Co., Ltd.	3,332,010	4,371,753
Aeon Thana Sinsap Thailand Public Co., Ltd.	1,198,400	3,647,756
Aeon Thana Sinsap Thailand Public Co., Ltd. NVDR	378,000	1,150,577
Total Thailand		32,068,922
MALAYSIA: 7.7%
KPJ Healthcare BHD	3,532,700	7,659,122
Alliance Financial Group BHD	4,388,300	7,361,288
Dialog Group BHD	6,995,205	6,229,563
LPI Capital BHD	1,125,600	5,409,943
Oldtown BHD	5,111,000	4,442,165
Total Malaysia		31,102,081
SINGAPORE: 6.7%
Super Group, Ltd.	3,312,000	11,620,090
Petra Foods, Ltd.	3,072,000	9,171,550
ARA Asset Management, Ltd.	4,646,000	6,365,141
Total Singapore		27,156,781
SOUTH KOREA: 5.9%
Pyeong Hwa Automotive Co., Ltd.	394,010	6,763,731
Cheil Worldwide, Inc.[b]	214,255	4,599,352
Daum Communications Corp.	62,275	4,292,317
Binggrae Co., Ltd.	45,383	4,278,070
Kiwoom Securities Co., Ltd.	76,834	3,699,833
POSCO Chemtech Co., Ltd.	4,000	410,133
Total South Korea		24,043,436
PHILIPPINES: 4.9%
Security Bank Corp.	1,688,560	5,904,507
RFM Corp.	49,565,100	5,682,443
Vista Land & Lifescapes, Inc.	42,095,600	5,466,293
Philippine Seven Corp.	1,265,000	2,664,699
Total Philippines		19,717,942

matthewsasia.com | 800.789.ASIA 67

Matthews Asia Small Companies Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

Value
TOTAL INVESTMENTS: 96.7%	$392,099,717
(Cost $348,768,623d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.3%	13,228,292
NET ASSETS: 100.0%	$405,328,009

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $348,802,046 and net unrealized appreciation consists of:

Gross unrealized appreciation	$80,245,120
Gross unrealized depreciation	(36,947,449)
Net unrealized appreciation	$43,297,671

BHD  Berhad

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

68 MATTHEWS ASIA FUNDS

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MCSMX
CUSIP	577125404
Inception	5/31/11
NAV	$8.27
Initial Investment	$2,500
Gross Expense Ratio[1]	3.26%
After Fee Waiver and Reimbursement	2.00%

Portfolio Statistics

Total # of Positions	48
Net Assets	$18.6 million
Weighted Average Market Cap	$1.5 billion
Portfolio Turnover	34.01%[2]

Benchmark

MSCI China Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  The Advisor has contractually agreed to waive Matthews China Small Companies Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 2.00%. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2012 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Small Companies Fund

Portfolio Manager Commentary

For the first half of 2013, the Matthews China Small Companies Fund gained 6.57%, outperforming its benchmark, the MSCI China Small Cap Index, which returned 2.15%. For the quarter ended June 30, the Fund returned -1.20% while its benchmark returned -3.44%.

During the second quarter, China's economic growth moderated while inflation remained well below the government target. The general market sentiment turned more risk-averse after the U.S. Federal Reserve announced a tapering of its quantitative easing program. China's equity markets experienced significant volatility, especially in light of the spike in China's interbank offering rate and significantly tightened liquidity toward the end of the quarter. The lack of intervention by Chinese authorities amid the liquidity crunch, however, was a signal that China's banks need to source their own funding and stop relying so heavily on the assumption that the central bank will maintain abundant liquidity. China's new administration has made clear its determination to rein in rapid credit growth and carry out long-needed economic reforms. It also has maintained that it will focus on the quality and sustainability of economic growth in order to achieve better balance in its economic structure.

The Fund's U.S.-listed Chinese holdings generally performed well during the second quarter, owing partly to strong operating results as well as further regulatory clarity regarding a U.S.–China dispute over auditing documents for Chinese companies that are listed in the U.S. In December, the U.S. Securities and Exchange Commission had initiated legal proceedings against certain accounting firms that had not disclosed audit findings for nine Chinese companies under investigation. By May, the U.S. and China reached an agreement, granting U.S. investigators access to certain audit-related documents. Although there are some restrictions to this access, the agreement is an important step in cross-border collaboration, and we will continue to watch for developments in this area.

By sector, health care and consumer discretionary holdings were the main contributors to absolute Fund performance during the quarter. Despite the tough economic environment, health care companies demonstrated strong growth in both revenues and profits. Lee's Pharmaceutical and Wuxi PharmaTech, a medical research outsourcing company, were two of the top contributors to Fund performance. Lee's Pharmaceutical is a holding company with subsidiaries that focus on several medical areas, such as cardiovascular and infectious diseases, dermatology and oncology. Wuxi PharmaTech has operations both in China and the U.S., and provides a portfolio of laboratory and manufacturing services throughout the research and development process to its clients, which include global pharmaceutical, biotechnology and medical device companies. Both Lee's Pharmaceutical and Wuxi PharmaTech delivered solid operating results as both medical spending and health care demand has been increasing in China.

Among consumer discretionary firms, Tao Heung Holdings, a Chinese restaurant chain operator, was a top performer. The company caters to middle-class consumers in Hong Kong and mainland China with an array of quality foods and services. Furthermore, its management has consistently executed its expansion strategy with new store openings under its own brand names.

(continued)

matthewsasia.com | 800.789.ASIA 69

PERFORMANCE AS OF JUNE 30, 2013

				Average Annual Total Returns
	3 Months	YTD	1 Year	Inception 5/31/11
Investor Class (MCSMX)	-1.20%	6.57%	17.13%	-8.55%
MSCI China Small Cap Index[3]	-3.44%	2.15%	24.11%	-9.27%
Lipper China Region Funds Category Average[4]	-4.11%	-5.62%	9.14%	-6.92%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
Towngas China Co., Ltd.	Utilities	5.8%
Chailease Holding Co., Ltd.	Financials	4.5%
Sino Biopharmaceutical	Health Care	4.5%
Franshion Properties China, Ltd.	Financials	4.5%
China Overseas Grand Oceans Group, Ltd.	Financials	4.4%
Sunny Optical Technology Group Co., Ltd.	Information Technology	4.0%
Minth Group, Ltd.	Consumer Discretionary	3.8%
Greatview Aseptic Packaging Co., Ltd.	Materials	3.7%
Lee's Pharmaceutical Holdings, Ltd.	Health Care	3.4%
Ginko International Co., Ltd.	Health Care	3.3%
% OF ASSETS IN TOP TEN		41.9%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

70 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

Portfolio Manager Commentary (continued)

China's quarter-end liquidity crunch and weak results indicated by its purchasing managers index, which reveals industry-specific data such as employment and inventories, caused jitters among investors late in the second quarter. Consequently, our holdings in the financials sector suffered a heavy sell-off. Taiwan-listed leasing company Chailease was among the major detractors to Fund performance as some investors worried about the recent liquidity crunch and the company's China exposure. We continue to hold Chailease as we believe the spike in China's inter-bank offering rate should pose only a temporary setback with limited impact to the company's operations.

We remain optimistic over mainland China's renewed focus on reform as it has been implementing measures to tackle corruption, promote further urbanization and control banking sector risks. We are also encouraged by government efforts to balance long-term structural reforms with short-term growth. As China continues along its journey to evolve into a more market-oriented economy, we believe small companies and private enterprises should benefit, and we will continue to seek small companies with sustainable business models, strong competitive positions and quality management teams.

COUNTRY ALLOCATION (%)

China/Hong Kong	80.9
Taiwan	16.7
Cash and Other Assets, Less Liabilities	2.4

SECTOR ALLOCATION (%)

Consumer Discretionary	20.2
Health Care	18.1
Industrials	16.5
Financials	16.2
Information Technology	10.5
Materials	6.3
Utilities	5.8
Consumer Staples	2.3
Energy	1.7
Cash and Other Assets, Less Liabilities	2.4

MARKET CAP EXPOSURE (%)6,7

Large Cap (over $5B)	0.0
Mid Cap ($1B–$5B)	65.0
Small Cap (under $1B)	32.6
Cash and Other Assets, Less Liabilities	2.4

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

7  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

matthewsasia.com | 800.789.ASIA 71

Matthews China Small Companies Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.6%

	Shares	Value
CONSUMER DISCRETIONARY: 20.2%
Hotels, Restaurants & Leisure: 4.6%
Tao Heung Holdings, Ltd.	514,000	$401,950
Gourmet Master Co., Ltd.	50,970	292,628
Home Inns & Hotels Management, Inc. ADR[b]	6,100	162,931
		857,509
Auto Components: 3.8%
Minth Group, Ltd.	452,000	699,275
Multiline Retail: 2.8%
Springland International Holdings, Ltd.	1,041,000	514,238
Leisure Equipment & Products: 2.7%
Goodbaby International Holdings, Ltd.	1,257,000	495,640
Media: 2.2%
Television Broadcasts, Ltd.	61,300	419,538
Diversified Consumer Services: 2.2%
TAL Education Group ADR	38,300	401,384
Specialty Retail: 1.2%
Hengdeli Holdings, Ltd.	1,025,200	232,628
Textiles, Apparel & Luxury Goods: 0.7%
Anta Sports Products, Ltd.	149,000	129,910
Total Consumer Discretionary		3,750,122
HEALTH CARE: 18.1%
Pharmaceuticals: 9.4%
Sino Biopharmaceutical	1,296,000	837,218
Lee's Pharmaceutical Holdings, Ltd.	755,000	622,251
Tianjin ZhongXin Pharmaceutical Group Corp., Ltd. S Shares	260,000	282,641
		1,742,110
Health Care Equipment & Supplies: 6.8%
Ginko International Co., Ltd.	37,000	620,024
St. Shine Optical Co., Ltd.	17,000	439,443
Pacific Hospital Supply Co., Ltd.	58,000	200,123
		1,259,590
Life Sciences Tools & Services: 1.9%
WuXi PharmaTech Cayman, Inc. ADR[b]	17,500	367,500
Total Health Care		3,369,200
INDUSTRIALS: 16.5%
Machinery: 6.6%
Yungtay Engineering Co., Ltd.	307,000	609,592
Haitian International Holdings, Ltd.	214,000	312,239
Airtac International Group	46,010	218,734
Sany Heavy Equipment International Holdings Co., Ltd.	346,000	86,452
		1,227,017
Electrical Equipment: 3.5%
Hangzhou Steam Turbine Co., Ltd. B Shares	354,543	491,378
Zhuzhou CSR Times Electric Co., Ltd. H Shares	61,000	152,781
		644,159
	Shares	Value
Professional Services: 2.2%
51job, Inc. ADR[b]	6,155	$415,524
Transportation Infrastructure: 2.1%
Yuexiu Transport Infrastructure, Ltd.	784,000	395,050
Marine: 2.1%
SITC International Holdings Co., Ltd.	1,099,000	381,857
Total Industrials		3,063,607
FINANCIALS: 16.2%
Real Estate Management & Development: 11.7%
Franshion Properties China, Ltd.	2,514,000	836,127
China Overseas Grand Oceans Group, Ltd.	645,750	818,011
K Wah International Holdings, Ltd.	688,000	314,614
KWG Property Holding, Ltd.	397,500	206,595
		2,175,347
Diversified Financial Services: 4.5%
Chailease Holding Co., Ltd.	359,000	840,251
Total Financials		3,015,598
INFORMATION TECHNOLOGY: 10.5%
Electronic Equipment, Instruments & Components: 7.3%
Sunny Optical Technology Group Co., Ltd.	625,000	748,393
Digital China Holdings, Ltd.	215,000	255,563
PAX Global Technology, Ltd.[b]	1,108,000	254,221
Truly International Holdings	184,000	90,692
China High Precision Automation Group, Ltd.[c]	195,000	10,057
		1,358,926
Internet Software & Services: 2.3%
21Vianet Group, Inc. ADR[b]	23,600	267,388
Sina Corp.[b]	2,900	161,617
		429,005
Semiconductors & Semiconductor Equipment: 0.9%
Spreadtrum Communications, Inc. ADR	5,800	152,250
Total Information Technology		1,940,181
MATERIALS: 6.3%
Containers & Packaging: 4.2%
Greatview Aseptic Packaging Co., Ltd.	1,109,000	684,615
Taiwan Hon Chuan Enterprise Co., Ltd.	44,535	103,925
		788,540
Chemicals: 2.1%
Yip's Chemical Holdings, Ltd.	422,000	381,146
Total Materials		1,169,686
UTILITIES: 5.8%
Gas Utilities: 5.8%
Towngas China Co., Ltd.	1,080,000	1,070,104
Total Utilities		1,070,104

72 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund  June 30, 2013

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
CONSUMER STAPLES: 2.3%
Food Products: 1.4%
Shenguan Holdings Group, Ltd.	498,000	$231,398
Tenfu Cayman Holdings Co., Ltd.	64,000	30,861
		262,259
Household Products: 0.9%
Vinda International Holdings, Ltd.	163,000	166,008
Total Consumer Staples		428,267
ENERGY: 1.7%
Energy Equipment & Services: 1.2%
Hilong Holding, Ltd.	371,000	217,228
Oil, Gas & Consumable Fuels: 0.5%
Sinopec Kantons Holdings, Ltd.	112,000	103,885
Total Energy		321,113
TOTAL INVESTMENTS: 97.6%		18,127,878
(Cost $16,863,286d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.4%		444,628
NET ASSETS: 100.0%		$18,572,506

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $16,929,303 and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,470,148
Gross unrealized depreciation	(1,271,573)
Net unrealized appreciation	$1,198,575

ADR  American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 73

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Lydia So, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$9.91	$9.92
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	1.02%

Portfolio Statistics

Total # of Positions	46
Net Assets	$126.8 million
Weighted Average Market Cap	$34.2 billion
Portfolio Turnover	45.76%[2]

Benchmark

MSCI AC Asia Index*

MSCI AC Asia IT and Telecom Services Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

1  Gross annual operating expenses for the Institutional Class are estimated. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2012 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

*  Effective April 30, 2013, the Fund's primary benchmark became the MSCI AC Asia Index.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary

For the first half of 2013, the Matthews Asia Science and Technology Fund gained 6.67% (Investor Class) and 6.78% (Institutional Class), outperforming its benchmarks, the MSCI All Country Asia Index and the MSCI All Country Asia IT and Telecom Services Index, which returned 3.96% and 4.10%, respectively. For the quarter ended June 30, the Fund returned 2.59% (Investor Class) and 2.69% (Institutional Class) while its benchmarks returned -0.81% and 1.33%, respectively.

During the quarter, the Fund's relative outperformance against both benchmarks was due mainly to its exposure to the region's businesses relating to the supply chain for smartphones and health care industries. The smartphone industry continues to lead growth in the global technology sector. We saw strong growth in the Chinese market, especially in the low- to mid-end segments. However, we are seeing slower growth in the high-end segment in developed countries and have trimmed some exposure there. We have maintained our exposure to lower end segments of the smartphone businesses since we believe that they will continue to penetrate emerging markets. Firms in Asia, and especially in China, dominate these lower end segments, and we believe the Fund is well-positioned to benefit from the proliferation of mobile phones in emerging markets.

The Fund's holdings in life sciences and health care businesses performed well during the quarter. We have been focusing on finding innovative life science-related firms based in Asia as well as producers of health care products that may benefit from the region's rising disposable income, and this approach has recently helped Fund performance.

On a country basis, Japan was a bright spot during the first six months of the year. Japanese technology companies have benefited from so called "Abenomics," the economic policies advocated by Japanese Prime Minister Shinzo Abe, and from the weakening yen. The majority of the Fund's Japanese holdings are export-oriented and were helped by these developments. Taiwan has also been a top contributor to performance this year. During the year, our holdings in Korea were hurt by the weakening yen since many Korean companies compete with Japanese companies. Should the yen further weaken, market sentiment toward Korean technology companies could remain weak.

On a company basis, St. Shine Optical was the top performer for the second quarter. A contact lens manufacturer based in Taiwan, the firm has done well with rising numbers of lens wearers as incomes throughout Asia have risen. On the other hand, the worst performing company for the quarter was Samsung Electronics. While the company has done well in recent years, having benefited from strong growth in the smartphone industry and gained market share in the higher end of the smartphone segment, we are seeing slowing growth in high-end smartphones this year that may hurt profitability. While we have reduced our weighting in the position, Samsung Electronics remains a key portfolio holding as we believe it can sustain its dominance in other component business segments such as semiconductors and displays.

(continued)

74 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2013

Institutional Class Shares were first offered on April 30, 2013. Performance since that date was -1.69%. Performance for the Institutional Class Shares prior to its inception is based on the performance of the Investor Class. Performance differences between the Institutional Class and the Investor Class may arise due to differences in fees charged to each class.

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Inception 12/27/99	Inception Date
Investor Class (MATFX)	2.59%	6.67%	15.23%	8.52%	5.49%	11.22%	0.39%	12/27/99
Institutional Class (MITEX)	2.69%	6.78%	15.34%	8.56%	5.51%	11.23%	0.40%	4/30/13
MSCI AC Asia Index[3]	-0.81%	3.96%	15.15%	7.31%	1.66%	8.89%	1.38%[4]
MSCI AC Asia IT and Telecom Services Index[3]	1.33%	4.10%	14.86%	8.92%	3.48%	7.72%	-3.16%[4]
Lipper Global Sciences and Technology Funds Category Average[5]	2.73%	7.88%	12.81%	12.59%	8.04%	9.38%	-0.71%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 79 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	South Korea	6.9%
Baidu, Inc.	Information Technology	China/Hong Kong	6.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	4.6%
St. Shine Optical Co., Ltd.	Health Care	Taiwan	4.3%
Softbank Corp.	Telecommunication Services	Japan	3.7%
Nitto Denko Corp.	Materials	Japan	3.6%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	3.2%
Delta Electronics, Inc.	Information Technology	Taiwan	3.0%
51job, Inc.	Industrials	China/Hong Kong	2.9%
MediaTek, Inc.	Information Technology	Taiwan	2.8%
% of Assets in Top Ten			41.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 75

COUNTRY ALLOCATION (%)7

Japan	28.7
China/Hong Kong	26.8
Taiwan	18.0
South Korea	15.5
India	5.7
Malaysia	1.2
Indonesia	1.1
United States	1.0
Cash and Other Assets, Less Liabilities	2.0

SECTOR ALLOCATION (%)

Information Technology	56.1
Industrials	15.9
Health Care	12.2
Telecommunication Services	7.0
Materials	3.6
Consumer Discretionary	3.2
Cash and Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	57.8
Mid Cap ($1B–$5B)	22.9
Small Cap (under $1B)	17.3
Cash and Other Assets, Less Liabilities	2.0

7  Not all countries are included in the benchmark index(es).

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary (continued)

Going forward, we expect 2013 to be another strong growth year for smartphones and tablets, with some caution around higher end models. We also expect the desktop and notebook PC industries to remain weak as they may continue to lose market share to other mobile devices. We are closely monitoring the development of the next wave of wearable technology such as "smartwatches."

With wages in parts of Asia continuing to rise, population growth slowing and more emphasis on productivity growth, we expect technology to play a major role in leading the region's growth. We continue to look for opportunities in secular growth industries, such as automation, the Internet and medical technology, which stand to benefit from Asia's long-term development.

Sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific sector. The Fund's value may be affected by changes in the science and technology-related industries.

76 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund  June 30, 2013

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.8%

	Shares	Value
JAPAN: 28.7%
Softbank Corp.	79,700	$4,639,333
Nitto Denko Corp.	71,300	4,572,871
Murata Manufacturing Co., Ltd.	42,700	3,247,972
Hitachi, Ltd.	481,000	3,082,008
Toshiba Corp.	632,000	3,029,540
Kyocera Corp.	24,600	2,502,949
Asahi Intecc Co., Ltd.	51,000	2,491,768
Sony Corp.	109,900	2,321,772
FANUC Corp.	15,800	2,286,685
Nabtesco Corp.	107,900	2,240,302
Yokogawa Electric Corp.	141,600	1,692,798
Macromill, Inc.	257,000	1,522,629
OSG Corp.	100,300	1,500,534
Endo Lighting Corp.	45,600	1,225,057
Total Japan		36,356,218
CHINA/HONG KONG: 26.8%
Baidu, Inc. ADR[b]	84,100	7,949,973
51job, Inc. ADR[b]	54,549	3,682,603
Airtac International Group	584,220	2,777,409
WuXi PharmaTech Cayman, Inc. ADR[b]	127,400	2,675,400
NetEase, Inc. ADR	42,200	2,665,774
Sunny Optical Technology Group Co., Ltd.	2,115,000	2,532,563
CITIC Telecom International Holdings, Ltd.	8,065,000	2,411,154
Haitian International Holdings, Ltd.	1,390,000	2,028,097
Xingda International Holdings, Ltd. H Shares	4,031,000	1,705,918
ASM Pacific Technology, Ltd.	141,800	1,556,646
AAC Technologies Holdings, Inc.	268,500	1,506,412
Lenovo Group, Ltd.	1,506,000	1,355,549
Sinopharm Group Co., Ltd. H Shares	472,400	1,180,608
Total China/Hong Kong		34,028,106
TAIWAN: 18.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,619,933	5,864,313
St. Shine Optical Co., Ltd.	212,000	5,480,108
Delta Electronics, Inc.	839,000	3,810,304
MediaTek, Inc.	309,000	3,562,335
Largan Precision Co., Ltd.	66,000	2,094,109
PChome Online, Inc.	385,732	2,011,422
Total Taiwan		22,822,591
SOUTH KOREA: 12.3%
Samsung Electronics Co., Ltd.	7,441	8,697,221
NHN Corp.	8,974	2,278,369
SK Telecom Co., Ltd. ADR	92,000	1,870,360
Samsung SDI Co., Ltd.	11,762	1,396,209
Daum Communications Corp.	18,957	1,306,615
Total South Korea		15,548,774
	Shares	Value
INDIA: 5.7%
Info Edge India, Ltd.[b]	447,204	$2,222,286
Ipca Laboratories, Ltd.	184,869	2,032,615
Just Dial, Ltd.[b]	150,000	1,641,102
MindTree, Ltd.	92,226	1,297,682
Total India		7,193,685
MALAYSIA: 1.2%
KPJ Healthcare BHD	715,100	1,550,383
Total Malaysia		1,550,383
INDONESIA: 1.1%
PT Astra Graphia	9,380,500	1,345,094
Total Indonesia		1,345,094
UNITED STATES: 1.0%
Cognizant Technology Solutions Corp. Class Ab	20,500	1,283,505
Total United States		1,283,505
TOTAL COMMON EQUITIES		120,128,356
(Cost $92,470,743)

PREFERRED EQUITIES: 3.2%

SOUTH KOREA: 3.2%
Samsung Electronics Co., Ltd., Pfd.	5,279	4,071,050
Total South Korea		4,071,050
TOTAL PREFERRED EQUITIES		4,071,050
(Cost $3,671,620)
TOTAL INVESTMENTS: 98.0%		124,199,406
(Cost $96,142,363c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%	2,590,130
NET ASSETS: 100.0%	$126,789,536

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-B).

b  Non-income producing security.

c  Cost for federal income tax purposes is $96,331,034 and net unrealized appreciation consists of:

Gross unrealized appreciation	$31,487,454
Gross unrealized depreciation	(3,619,082)
Net unrealized appreciation	$27,868,372

ADR  American Depositary Receipt

BHD  Berhad

Pfd.  Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 77

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of June 30, 2013. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus or financial reports, please call us at 800.789.ASIA (2742).

Redemption Fee Policy: The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage short-term trading activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

78 MATTHEWS ASIA FUNDS

Index Definitions

The HSBC Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Thailand and Singapore.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI Emerging Markets (EM) Asia Index is a free float-adjusted market capitalization weighted index of the stock markets of China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong Exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI All Country Asia Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia IT and Telecom Services Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

matthewsasia.com | 800.789.ASIA 79

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Operating Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Operating Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve market timing activity. The Funds may also waive the imposition of redemption fees in certain circumstances.

For more information on this policy, please see the Funds' prospectus.

The Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

80 MATTHEWS ASIA FUNDS

June 30, 2013	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/13– 6/30/13[2]	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/13– 6/30/13[2]
ASIA FIXED INCOME STRATEGY
Matthews Asia Strategic Income Fund
Actual Fund Return	$1,000.00	$965.90	1.18%	$5.75	$1,000.00	$966.80	1.00%	$4.88
Hypothetical 5% Return	$1,000.00	$1,018.94	1.18%	$5.91	$1,000.00	$1,019.84	1.00%	$5.01
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,017.80	1.07%	$5.35	$1,000.00	$1,018.60	0.93%	$4.65
Hypothetical 5% Return	$1,000.00	$1,019.49	1.07%	$5.36	$1,000.00	$1,020.18	0.93%	$4.66
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,050.90	1.03%	$5.24	$1,000.00	$1,051.50	0.93%	$4.73
Hypothetical 5% Return	$1,000.00	$1,019.69	1.03%	$5.16	$1,000.00	$1,020.18	0.93%	$4.66
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$997.70	1.43%	$7.08	$1,000.00	$999.30	1.06%	$5.25
Hypothetical 5% Return	$1,000.00	$1,017.70	1.43%	$7.15	$1,000.00	$1,019.54	1.06%	$5.31
ASIA GROWTH STRATEGIES
Matthews Asia Focus Fund*
Actual Fund Return	$1,000.00	$935.00	1.66%	$2.68[3]	$1,000.00	$935.00	1.50%	$2.43[3]
Hypothetical 5% Return	$1,000.00	$1,016.56	1.66%	$8.30[2]	$1,000.00	$1,017.36	1.50%	$7.50[2]
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,111.50	1.10%	$5.76	$1,000.00	$1,112.30	0.94%	$4.92
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51	$1,000.00	$1,020.13	0.94%	$4.71
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$982.80	1.10%	$5.41	$1,000.00	$983.20	0.93%	$4.57
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51	$1,000.00	$1,020.18	0.93%	$4.66
Matthews Emerging Asia Fund*
Actual Fund Return	$1,000.00	$944.00	1.91%	$3.10[3]	$1,000.00	$944.00	1.75%	$2.84[3]
Hypothetical 5% Return	$1,000.00	$1,015.32	1.91%	$9.54[2]	$1,000.00	$1,016.12	1.75%	$8.75[2]
Matthews China Fund
Actual Fund Return	$1,000.00	$906.70	1.12%	$5.29	$1,000.00	$907.50	0.92%	$4.35
Hypothetical 5% Return	$1,000.00	$1,019.24	1.12%	$5.61	$1,000.00	$1,020.23	0.92%	$4.61
Matthews India Fund
Actual Fund Return	$1,000.00	$901.80	1.16%	$5.47	$1,000.00	$902.40	0.97%	$4.58
Hypothetical 5% Return	$1,000.00	$1,019.04	1.16%	$5.81	$1,000.00	$1,019.98	0.97%	$4.86
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,211.90	1.07%	$5.87	$1,000.00	$1,212.90	0.96%	$5.27
Hypothetical 5% Return	$1,000.00	$1,019.49	1.07%	$5.36	$1,000.00	$1,020.03	0.96%	$4.81
Matthews Korea Fund
Actual Fund Return	$1,000.00	$909.60	1.16%	$5.49	$1,000.00	$908.30	0.99%	$4.68
Hypothetical 5% Return	$1,000.00	$1,019.04	1.16%	$5.81	$1,000.00	$1,019.89	0.99%	$4.96
ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund**
Actual Fund Return	$1,000.00	$1,034.20	1.46%	$7.36	$1,000.00	$1,011.73	1.27%	$2.13[3]
Hypothetical 5% Return	$1,000.00	$1,017.55	1.46%	$7.30	$1,000.00	$1,018.50	1.27%	$6.36[2]
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$1,065.70	2.00%	$10.24
Hypothetical 5% Return	$1,000.00	$1,014.88	2.00%	$9.99
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund**
Actual Fund Return	$1,000.00	$1,066.70	1.20%	$6.15	$1,000.00	$1,022.85	1.03%	$1.74[3]
Hypothetical 5% Return	$1,000.00	$1,018.84	1.20%	$6.01	$1,000.00	$1,019.69	1.03%	$5.16[2]

*  Commenced operations on April 30, 2013.

**  Institutional Classes commenced operations on April 30, 2013.

1  Annualized, based on the Fund's most recent fiscal half-year expenses, except Matthews Asia Focus Fund, Matthews Emerging Asia Fund, and Institutional Class of Matthews Asia Science and Technology Fund and Matthews Asia Small Companies Fund.

2  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, then divided by 365.

3  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 61 days, then divided by 365.
matthewsasia.com | 800.789.ASIA 81

Statements of Assets and Liabilities (Unaudited)  June 30, 2013

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund
ASSETS:
Investments at value (A) (Note 2-B and 7):
Unaffiliated issuers	$51,367,300	$4,267,902,000	$4,240,761,151	$116,629,967
Affiliated issuers	—	119,510,405	943,047,642	—
Total investments	51,367,300	4,387,412,405	5,183,808,793	116,629,967
Cash	—	49,864,131	183,052,140	1,428,418
Cash pledged as collateral for financial futures contracts	11,000	—	—	—
Foreign currency at value (B)	26,153	3,571,276	3,211,145	202,385
Dividends, interest and other receivable—Unaffiliated issuers	734,545	11,572,308	17,381,635	1,030,888
Dividends receivable—Affiliated issuers	—	—	4,042,903	—
Receivable for securities sold	2,339,225	7,951,765	—	—
Receivable for capital shares sold	33,951	7,520,268	27,080,639	349,680
Receivable for daily variation margin on financial futures contracts	781	—	—	—
Due from Advisor (Note 5)	—	—	—	—
Deferred offering costs (Note 2-F)	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	288,654	—	—	—
Prepaid expenses	22,961	57,577	87,839	22,909
TOTAL ASSETS	54,824,570	4,467,949,730	5,418,665,094	119,664,247
LIABILITIES:
Payable for securities purchased	—	5,178,439	27,777,324	267,057
Payable for capital shares redeemed	274,271	7,560,969	8,149,646	334,313
Unrealized depreciation on forward foreign currency exchange contracts	443,192	—	—	—
Cash overdraft	2,171,780	—	—	—
Deferred foreign capital gains tax liability (Note 2-E)	3,639	55,937	187,465	—
Due to Advisor (Note 5)	30,652	2,504,172	2,967,526	69,636
Administration and accounting fees payable	385	27,662	32,828	768
Administration and shareholder servicing fees payable	8,548	634,819	673,659	10,860
Custodian fees payable	4,752	210,363	177,406	14,214
Professional fees payable	19,791	14,194	3,530	22,336
Trustees fees payable	—	—	—	—
Offering costs (Note 2-F)	—	—	—	—
Accrued other expenses payable	7,668	546,472	465,181	5,364
TOTAL LIABILITIES	2,964,678	16,733,027	40,434,565	724,548
NET ASSETS	$51,859,892	$4,451,216,703	$5,378,230,529	$118,939,699
NET ASSETS:
Investor Class	$44,374,499	$3,419,817,612	$3,653,116,981	$102,415,284
Institutional Class	7,485,393	1,031,399,091	1,725,113,548	16,524,415
TOTAL	$51,859,892	$4,451,216,703	$5,378,230,529	$118,939,699
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	4,326,735	182,984,516	242,804,112	8,438,655
Institutional Class	730,413	55,203,825	114,729,062	1,361,849
TOTAL	5,057,148	238,188,341	357,533,174	9,800,504

See accompanying notes to financial statements.

82 MATTHEWS ASIA FUNDS

	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund
ASSETS:
Investments at value (A) (Note 2-B and 7):
Unaffiliated issuers	$6,733,999	$631,159,866	$6,512,485,375	$30,170,575
Affiliated issuers	—	—	426,888,488	—
Total investments	6,733,999	631,159,866	6,939,373,863	30,170,575
Cash	266,368	24,422,303	118,400,476	2,238,364
Cash pledged as collateral for financial futures contracts	—	—	—	—
Foreign currency at value (B)	—	812,647	7,487,061	604,765
Dividends, interest and other receivable—Unaffiliated issuers	10,352	788,336	14,840,724	23,355
Dividends receivable—Affiliated issuers	—	—	—	—
Receivable for securities sold	—	—	—	—
Receivable for capital shares sold	214,850	2,524,031	9,123,594	4,158,731
Receivable for daily variation margin on financial futures contracts	—	—	—	—
Due from Advisor (Note 5)	12,227	—	—	—
Deferred offering costs (Note 2-F)	47,479	—	—	47,982
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—
Prepaid expenses	—	35,825	44,053	—
TOTAL ASSETS	7,285,275	659,743,008	7,089,269,771	37,243,772
LIABILITIES:
Payable for securities purchased	—	6,782,943	—	5,645,992
Payable for capital shares redeemed	—	9,067,500	11,903,841	2,596
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—
Cash overdraft	—	—	—	—
Deferred foreign capital gains tax liability (Note 2-E)	—	—	368,561	3,456
Due to Advisor (Note 5)	—	352,734	3,971,363	596
Administration and accounting fees payable	39	3,903	43,751	149
Administration and shareholder servicing fees payable	905	81,423	1,038,456	3,552
Custodian fees payable	10,297	47,960	603,293	42,729
Professional fees payable	6,817	18,108	218	6,815
Trustees fees payable	169	—	—	128
Offering costs (Note 2-F)	57,006	—	—	57,609
Accrued other expenses payable	10,103	71,756	856,559	10,393
TOTAL LIABILITIES	85,336	16,426,327	18,786,042	5,774,015
NET ASSETS	$7,199,939	$643,316,681	$7,070,483,729	$31,469,757
NET ASSETS:
Investor Class	$6,320,780	$445,859,226	$3,000,081,361	$29,640,329
Institutional Class	879,159	197,457,455	4,070,402,368	1,829,428
TOTAL	$7,199,939	$643,316,681	$7,070,483,729	$31,469,757
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	676,195	22,264,733	125,024,238	3,139,448
Institutional Class	94,041	9,820,594	169,582,144	193,830
TOTAL	770,236	32,085,327	294,606,382	3,333,278

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Statements of Assets and Liabilities (Unaudited) (continued)  June 30, 2013

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.26	$18.69	$15.05	$12.14
Institutional Class, offering price and redemption price	$10.25	$18.68	$15.04	$12.13
NET ASSETS CONSIST OF:
Capital paid-in	$54,007,618	$3,649,742,375	$5,015,479,560	$119,733,865
Undistributed (distributions in excess of) net investment income (loss)	(317,359)	(42,721,435)	(91,560,111)	(1,104,126)
Undistributed/accumulated net realized gain (loss) on investments, financial futures contracts, and foreign currency related transactions	112,956	(4,282,742)	(202,461,303)	(2,485,666)
Net unrealized appreciation (depreciation) on investments, financial futures contracts, foreign currency translations and deferred foreign capital gains taxes	(1,943,323)	848,478,505	656,772,383	2,795,626
NET ASSETS	$51,859,892	$4,451,216,703	$5,378,230,529	$118,939,699
(A) Investments at cost:
Unaffiliated issuers	$53,173,765	$3,458,574,921	$3,661,073,134	$113,834,676
Affiliated issuers	—	80,214,361	865,789,706	—
Total investments at cost	$53,173,765	$3,538,789,282	$4,526,862,840	$113,834,676
(B) Foreign currency at cost	$26,153	$3,605,315	$3,211,145	$202,385

See accompanying notes to financial statements.

84 MATTHEWS ASIA FUNDS

	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$9.35	$20.03	$24.00	$9.44
Institutional Class, offering price and redemption price	$9.35	$20.11	$24.00	$9.44
NET ASSETS CONSIST OF:
Capital paid-in	$7,613,667	$551,388,577	$5,282,096,471	$33,073,652
Undistributed (distributions in excess of) net investment income (loss)	5,963	5,624,585	32,213,880	21,351
Undistributed/accumulated net realized gain (loss) on investments, financial futures contracts, and foreign currency related transactions	2,674	(42,270,587)	(18,678,178)	(128,325)
Net unrealized appreciation (depreciation) on investments, financial futures contracts, foreign currency translations and deferred foreign capital gains taxes	(422,365)	128,574,106	1,774,851,556	(1,496,921)
NET ASSETS	$7,199,939	$643,316,681	$7,070,483,729	$31,469,757
(A) Investments at cost:
Unaffiliated issuers	$7,156,243	$502,616,546	$4,683,132,811	$31,666,774
Affiliated issuers	—	—	480,906,098	—
Total investments at cost	$7,156,243	$502,616,546	$5,164,038,909	$31,666,774
(B) Foreign currency at cost	$—	$812,647	$7,488,234	$604,979

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Statements of Assets and Liabilities (Unaudited) (continued)  June 30, 2013

	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
ASSETS:
Investments at value (A) (Note 2-B and 7):
Unaffiliated issuers	$1,447,966,603	$510,958,795	$267,938,769	$141,128,759
Affiliated issuers	16,954,003	—	—	—
Total investments	1,464,920,606	510,958,795	267,938,769	141,128,759
Cash	2,723,036	—	6,174,788	1,952,529
Foreign currency at value (B)	1,088,386	4,569,180	363,383	205,979
Dividends, interest and other receivable—Unaffiliated issuers	10,369,350	2,022,050	247,428	63,507
Dividends receivable—Affiliated issuers	319,309	—	—	—
Receivable for securities sold	11,037,010	2,587,434	—	520,384
Receivable for capital shares sold	819,637	266,057	1,112,380	332,740
Prepaid expenses	36,801	24,673	32,552	20,923
TOTAL ASSETS	1,491,314,135	520,428,189	275,869,300	144,224,821
LIABILITIES:
Payable for securities purchased	1,719,005	—	638,580	—
Payable for capital shares redeemed	30,790,250	1,621,377	1,001,502	182,731
Cash overdraft	—	3,748,121	—	—
Due to Advisor (Note 5)	871,803	302,999	144,527	82,618
Administration and accounting fees payable	9,589	3,327	1,604	909
Administration and shareholder servicing fees payable	301,645	102,864	29,784	25,190
Custodian fees payable	59,789	55,979	6,080	8,584
Printing fees payable	323,747	130,068	17,214	22,860
Professional fees payable	18,705	28,215	21,755	22,124
Accrued other expenses payable	274,611	99,095	5,812	25,818
TOTAL LIABILITIES	34,369,144	6,092,045	1,866,858	370,834
NET ASSETS	$1,456,944,991	$514,336,144	$274,002,442	$143,853,987
NET ASSETS:
Investor Class	$1,281,932,706	$481,580,380	$222,723,410	$117,855,467
Institutional Class	175,012,285	32,755,764	51,279,032	25,998,520
TOTAL	$1,456,944,991	$514,336,144	$274,002,442	$143,853,987
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	60,245,861	30,504,567	14,979,753	22,994,128
Institutional Class	8,224,962	2,070,512	3,448,232	5,049,147
TOTAL	68,470,823	32,575,079	18,427,985	28,043,275

See accompanying notes to financial statements.

86 MATTHEWS ASIA FUNDS

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
ASSETS:
Investments at value (A) (Note 2-B and 7):
Unaffiliated issuers	$392,099,717	$18,127,878	$124,199,406
Affiliated issuers	—	—	—
Total investments	392,099,717	18,127,878	124,199,406
Cash	13,046,302	328,266	1,655,833
Foreign currency at value (B)	1,251,285	14,299	207,376
Dividends, interest and other receivable—Unaffiliated issuers	768,738	88,089	217,352
Dividends receivable—Affiliated issuers	—	—	—
Receivable for securities sold	1,341,300	1,465	885,444
Receivable for capital shares sold	4,498,630	47,450	51,786
Prepaid expenses	36,021	14,402	45,302
TOTAL ASSETS	413,041,993	18,621,849	127,262,499
LIABILITIES:
Payable for securities purchased	5,159,678	—	250,701
Payable for capital shares redeemed	2,016,657	5,495	47,582
Cash overdraft	—	—	—
Due to Advisor (Note 5)	343,679	15,557	71,538
Administration and accounting fees payable	2,516	119	790
Administration and shareholder servicing fees payable	58,783	1,653	22,620
Custodian fees payable	35,187	4,732	11,853
Printing fees payable	41,372	1,790	14,128
Professional fees payable	24,428	18,423	21,843
Accrued other expenses payable	31,684	1,574	31,908
TOTAL LIABILITIES	7,713,984	49,343	472,963
NET ASSETS	$405,328,009	$18,572,506	$126,789,536
NET ASSETS:
Investor Class	$378,038,945	$18,572,506	$88,087,338
Institutional Class	27,289,064	—	38,702,198
TOTAL	$405,328,009	$18,572,506	$126,789,536
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	20,166,701	2,244,875	8,887,117
Institutional Class	1,454,948	—	3,902,397
TOTAL	21,621,649	2,244,875	12,789,514

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Statements of Assets and Liabilities (Unaudited) (continued)  June 30, 2013

	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$21.28	$15.79	$14.87	$5.13
Institutional Class, offering price and redemption price	$21.28	$15.82	$14.87	$5.15
NET ASSETS CONSIST OF:
Capital paid-in	$1,255,726,934	$508,897,713	$317,260,535	$90,260,652
Undistributed (distributions in excess of) net investment income (loss)	14,420,558	4,292,938	1,890,746	(564,766)
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	114,912,242	(3,779,395)	(68,984,597)	12,234,266
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	71,885,257	4,924,888	23,835,758	41,923,835
NET ASSETS	$1,456,944,991	$514,336,144	$274,002,442	$143,853,987
(A) Investments at cost:
Unaffiliated issuers	$1,363,116,410	$505,950,385	$244,100,073	$99,205,080
Affiliated issuers	29,925,094	—	—	—
Total investments at cost	$1,393,041,504	$505,950,385	$244,100,073	$99,205,080
(B) Foreign currency at cost	$1,088,386	$4,569,180	$363,383	$206,060

See accompanying notes to financial statements.

88 MATTHEWS ASIA FUNDS

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$18.75	$8.27	$9.91
Institutional Class, offering price and redemption price	$18.76	$—	$9.92
NET ASSETS CONSIST OF:
Capital paid-in	$369,505,588	$18,672,626	$108,625,813
Undistributed (distributions in excess of) net investment income (loss)	3,082,194	100,695	76,933
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	(10,574,928)	(1,465,495)	(9,968,914)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	43,315,155	1,264,680	28,055,704
NET ASSETS	$405,328,009	$18,572,506	$126,789,536
(A) Investments at cost:
Unaffiliated issuers	$348,768,623	$16,863,286	$96,142,363
Affiliated issuers	—	—	—
Total investments at cost	$348,768,623	$16,863,286	$96,142,363
(B) Foreign currency at cost	$1,251,318	$14,299	$207,683

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Statements of Operations (Unaudited)  Six-Month Period Ended June 30, 2013

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$94,068	$67,854,625	$73,146,036	$2,333,848
Dividends—Affiliated Issuers (Note 7)	—	1,290,477	15,701,690	—
Interest	1,256,963	6,560,045	3,116	1
Foreign withholding tax	(17,831)	(3,289,005)	(4,833,606)	(82,433)
TOTAL INVESTMENT INCOME	1,333,200	72,416,142	84,017,236	2,251,416
EXPENSES:
Investment advisory fees (Note 5)	185,284	15,072,690	15,845,223	357,084
Administration and accounting fees (Note 5)	2,263	179,892	189,216	4,261
Administration and shareholder servicing fees (Note 5)	56,506	4,522,185	4,429,231	103,041
Accounting out-of-pocket fees	7,074	22,884	21,444	12,514
Custodian fees	12,983	579,199	501,775	57,670
Printing fees	3,858	237,419	276,829	10,159
Professional fees	15,486	35,638	37,393	19,004
Registration fees	14,887	60,917	135,776	19,212
Transfer agent fees	32,490	2,571,449	2,156,519	57,602
Trustees fees	770	82,783	77,478	1,227
Offering costs (Note 2-F)	—	—	—	—
Other expenses	1,265	42,602	43,497	1,849
TOTAL EXPENSES	332,866	23,407,658	23,714,381	643,623
Advisory fees waived or recaptured and expenses waived or reimbursed (Note 5)	(4,415)	—	—	104,529
NET EXPENSES	328,451	23,407,658	23,714,381	748,152
NET INVESTMENT INCOME (LOSS)	1,004,749	49,008,484	60,302,855	1,503,264
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FINANCIAL FUTURES CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments	102,358	(17,174,588)	(53,975,197)	(593,064)
Net realized gain (loss) on financial futures contracts	3,544	—	—	—
Net realized gain (loss) on foreign currency related transactions	(36,703)	(748,973)	(8,020)	195
Net change in unrealized appreciation/depreciation on investments	(3,780,949)	35,090,062	158,620,199	(3,756,063)
Net change in deferred foreign capital gains taxes on unrealized appreciation	3,002	1,412,766	1,300,496	—
Net change in unrealized appreciation/depreciation on financial futures contracts	28,672	—	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	(162,615)	(98,974)	39,319	337
Net realized and unrealized gain (loss) on investments, financial futures contracts, foreign currency related transactions and deferred capital gains taxes	(3,842,691)	18,480,293	105,976,797	(4,348,595)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($2,837,942)	$67,488,777	$166,279,652	($2,845,331)

*  Matthews Asia Focus Fund and Matthews Emerging Asia Fund commenced operations on April 30, 2013.

See accompanying notes to financial statements.

90 MATTHEWS ASIA FUNDS

	Matthews Asia Focus Fund*	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund*
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$20,127	$5,905,075	$65,913,903	$75,796
Dividends—Affiliated Issuers (Note 7)	—	—	5,713,531	—
Interest	—	151	67	—
Foreign withholding tax	(814)	(317,691)	(5,791,091)	(1,098)
TOTAL INVESTMENT INCOME	19,313	5,587,535	65,836,410	74,698
EXPENSES:
Investment advisory fees (Note 5)	5,412	1,831,393	24,059,707	28,283
Administration and accounting fees (Note 5)	65	21,885	287,201	225
Administration and shareholder servicing fees (Note 5)	1,552	510,857	6,545,744	5,407
Accounting out-of-pocket fees	3,738	18,182	26,779	3,739
Custodian fees	10,297	143,039	1,534,535	42,728
Printing fees	1,001	30,436	271,884	1,000
Professional fees	6,817	24,716	48,503	6,815
Registration fees	7,892	25,593	78,236	8,073
Transfer agent fees	1,550	244,706	2,944,737	3,485
Trustees fees	198	8,939	136,547	212
Offering costs (Note 2-F)	9,527	—	—	9,628
Other expenses	298	6,167	61,938	303
TOTAL EXPENSES	48,347	2,865,913	35,995,811	109,898
Advisory fees waived or recaptured and expenses waived or reimbursed (Note 5)	(34,997)	—	—	(56,551)
NET EXPENSES	13,350	2,865,913	35,995,811	53,347
NET INVESTMENT INCOME (LOSS)	5,963	2,721,622	29,840,599	21,351
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FINANCIAL FUTURES CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments	—	7,053,452	(18,813,112)	(113,563)
Net realized gain (loss) on financial futures contracts	—	—	—	—
Net realized gain (loss) on foreign currency related transactions	2,674	(122,524)	(1,404,243)	(14,762)
Net change in unrealized appreciation/depreciation on investments	(422,244)	40,661,520	(146,120,250)	(1,496,199)
Net change in deferred foreign capital gains taxes on unrealized appreciation	—	356,319	2,707,875	(3,456)
Net change in unrealized appreciation/depreciation on financial futures contracts	—	—	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	(121)	21,651	(129,096)	2,734
Net realized and unrealized gain (loss) on investments, financial futures contracts, foreign currency related transactions and deferred capital gains taxes	(419,691)	47,970,418	(163,758,826)	(1,625,246)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($413,728)	$50,692,040	($133,918,227)	($1,603,895)

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Statements of Operations (Unaudited) (continued)  Six-Month Period Ended June 30, 2013

	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$25,521,604	$3,983,234	$1,429,189	$543,044
Dividends—Affiliated Issuers (Note 7)	354,669	—	—	—
Interest	102	200,737	135	—
Foreign withholding tax	(1,363,393)	—	(101,930)	(139,310)
TOTAL INVESTMENT INCOME	24,512,982	4,183,971	1,327,394	403,734
EXPENSES:
Investment advisory fees (Note 5)	6,226,628	2,025,996	583,500	469,629
Administration and accounting fees (Note 5)	74,247	24,170	6,981	5,604
Administration and shareholder servicing fees (Note 5)	1,934,416	635,008	159,206	140,343
Accounting out-of-pocket fees	20,178	16,118	17,648	17,580
Custodian fees	243,997	175,254	17,437	25,130
Printing fees	192,029	72,559	11,817	13,252
Professional fees	26,785	36,964	19,437	19,551
Registration fees	31,454	21,398	22,868	17,073
Transfer agent fees	1,257,426	448,753	73,058	91,116
Trustees fees	41,118	13,408	2,314	3,040
Other expenses	40,311	9,362	3,382	4,442
TOTAL EXPENSES	10,088,589	3,478,990	917,648	806,760
Advisory fees waived (Note 5)	—	—	—	—
NET EXPENSES	10,088,589	3,478,990	917,648	806,760
NET INVESTMENT INCOME (LOSS)	14,424,393	704,981	409,746	(403,026)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on investments	101,138,273	87,264	4,983,128	7,078,469
Net realized foreign capital gains tax or refund	—	(67,085)	—	—
Net realized gain (loss) on foreign currency related transactions	(6,970)	(165,941)	(108,964)	(90,149)
Net change in unrealized appreciation/depreciation on investments	(281,539,755)	(58,525,882)	17,307,111	(20,948,315)
Net change in unrealized appreciation/depreciation on foreign currency related translations	6,156	43,366	2,218	(830)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(180,402,296)	(58,628,278)	22,183,493	(13,960,825)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($165,977,903)	($57,923,297)	$22,593,239	($14,363,851)

See accompanying notes to financial statements.

92 MATTHEWS ASIA FUNDS

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$4,738,333	$259,449	$780,675
Dividends—Affiliated Issuers (Note 7)	—	—	—
Interest	2,740	—	—
Foreign withholding tax	(222,199)	(8,885)	(62,087)
TOTAL INVESTMENT INCOME	4,518,874	250,564	718,588
EXPENSES:
Investment advisory fees (Note 5)	2,042,790	83,228	435,982
Administration and accounting fees (Note 5)	16,212	661	5,204
Administration and shareholder servicing fees (Note 5)	423,032	16,570	130,119
Accounting out-of-pocket fees	19,583	14,040	16,338
Custodian fees	107,139	20,843	44,088
Printing fees	26,609	1,472	14,128
Professional fees	23,804	14,520	24,236
Registration fees	16,620	9,625	15,285
Transfer agent fees	271,543	10,728	81,237
Trustees fees	7,207	207	2,804
Other expenses	5,126	1,121	3,664
TOTAL EXPENSES	2,959,665	173,015	773,085
Advisory fees waived (Note 5)	—	(7,337)	—
NET EXPENSES	2,959,665	165,678	773,085
NET INVESTMENT INCOME (LOSS)	1,559,209	84,886	(54,497)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on investments	6,799,186	(257,690)	2,470,889
Net realized foreign capital gains tax or refund	—	—	—
Net realized gain (loss) on foreign currency related transactions	(158,647)	(674)	(91,810)
Net change in unrealized appreciation/depreciation on investments	5,105,786	829,797	6,250,412
Net change in unrealized appreciation/depreciation on foreign currency related translations	(5,203)	88	(111)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	11,741,122	571,521	8,629,380
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$13,300,331	$656,407	$8,574,883

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Statements of Changes in Net Assets

MATTHEWS ASIA STRATEGIC INCOME FUND	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$1,004,749	$846,899
Net realized gain (loss) on investments, financial futures contracts and foreign currency related transactions	69,199	40,630
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(3,943,564)	2,057,488
Net change on deferred foreign capital gains taxes on unrealized appreciation	3,002	(5,392)
Net change in unrealized appreciation/depreciation on financial futures contracts	28,672	—
Net increase (decrease) in net assets resulting from operations	(2,837,942)	2,939,625
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(1,063,033)	(826,795)
Institutional Class	(148,703)	(244,478)
Net decrease in net assets resulting from distributions	(1,211,736)	(1,071,273)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	20,199,299	20,792,275
REDEMPTION FEES	26,414	11,821
Total increase (decrease) in net assets	16,176,035	22,672,448
NET ASSETS:
Beginning of period	35,683,857	13,011,409
End of period (including distributions in excess of net investment income of ($317,359) and ($110,372), respectively)	$51,859,892	$35,683,857
MATTHEWS ASIAN GROWTH AND INCOME FUND	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$49,008,484	$86,663,128
Net realized gain (loss) on investments and foreign currency related transactions	(17,923,561)	23,210,338
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	34,991,088	694,832,409
Net change on deferred foreign capital gains taxes on unrealized appreciation	1,412,766	(1,468,703)
Net increase (decrease) in net assets resulting from operations	67,488,777	803,237,172
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(44,735,711)	(76,159,190)
Institutional Class	(14,130,750)	(21,993,302)
Net decrease in net assets resulting from distributions	(58,866,461)	(98,152,492)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	370,385,549	494,377,253
REDEMPTION FEES	348,187	299,883
Total increase (decrease) in net assets	379,356,052	1,199,761,816
NET ASSETS:
Beginning of period	4,071,860,651	2,872,098,835
End of period (including distributions in excess of net investment income of ($42,721,435) and ($32,863,458), respectively)	$4,451,216,703	$4,071,860,651

See accompanying notes to financial statements.

94 MATTHEWS ASIA FUNDS

MATTHEWS ASIA DIVIDEND FUND	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$60,302,855	$77,461,662
Net realized gain (loss) on investments and foreign currency related transactions	(53,983,217)	(91,900,011)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	158,659,518	581,403,382
Net change on deferred taxes on unrealized appreciation	1,300,496	(1,487,960)
Net increase (decrease) in net assets resulting from operations	166,279,652	565,477,073
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(62,184,576)	(97,249,044)
Institutional Class	(27,267,752)	(29,462,711)
Net decrease in net assets resulting from distributions	(89,452,328)	(126,711,755)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	1,598,427,770	988,608,171
REDEMPTION FEES	371,132	365,281
Total increase (decrease) in net assets	1,675,626,226	1,427,738,770
NET ASSETS:
Beginning of period	3,702,604,303	2,274,865,533
End of period (including distributions in excess of net investment income of ($91,560,111) and ($62,410,638), respectively)	$5,378,230,529	$3,702,604,303
MATTHEWS CHINA DIVIDEND FUND	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$1,503,264	$725,829
Net realized gain (loss) on investments and foreign currency related transactions	(592,869)	(1,125,861)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(3,755,726)	8,841,018
Net increase (decrease) in net assets resulting from operations	(2,845,331)	8,440,986
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(1,535,384)	(1,503,223)
Institutional Class	(270,207)	(4,528)
Net decrease in net assets resulting from distributions	(1,805,591)	(1,507,751)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	63,747,079	26,295,804
REDEMPTION FEES	107,189	29,199
Total increase (decrease) in net assets	59,203,346	33,258,238
NET ASSETS:
Beginning of period	59,736,353	26,478,115
End of period (including distributions in excess of net investment income of ($1,104,126) and ($801,799), respectively)	$118,939,699	$59,736,353

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA FOCUS FUND	Period Ended June 30, 2013[1] (unaudited)
OPERATIONS:
Net investment income (loss)	$5,963
Net realized gain (loss) on investments and foreign currency related transactions	2,674
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(422,365)
Net increase (decrease) in net assets resulting from operations	(413,728)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	7,612,850
REDEMPTION FEES	817
Total increase (decrease) in net assets	7,199,939
NET ASSETS:
Beginning of period	—
End of period (including undistributed net investment income of $5,963)	$7,199,939

1  Matthews Asia Focus Fund commenced operations on April 30, 2013.

MATTHEWS ASIA GROWTH FUND	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$2,721,622	$3,605,538
Net realized gain (loss) on investments and foreign currency related transactions	6,930,928	18,134,467
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	40,683,171	38,344,220
Net change on deferred taxes on unrealized appreciation	356,319	(356,319)
Net increase (decrease) in net assets resulting from operations	50,692,040	59,727,906
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	168,547,735	20,786,713
REDEMPTION FEES	50,891	43,244
Total increase (decrease) in net assets	219,290,666	80,557,863
NET ASSETS:
Beginning of period	424,026,015	343,468,152
End of period (including undistributed net investment income of $5,624,585 and $2,902,963, respectively)	$643,316,681	$424,026,015

See accompanying notes to financial statements.

96 MATTHEWS ASIA FUNDS

MATTHEWS PACIFIC TIGER FUND	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$29,840,599	$51,360,619
Net realized gain (loss) on investments and foreign currency related transactions	(20,217,355)	2,052,185
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(146,249,346)	1,049,124,550
Net change on deferred foreign capital gains taxes on unrealized appreciation	2,707,875	(3,076,436)
Net increase (decrease) in net assets resulting from operations	(133,918,227)	1,099,460,918
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(19,031,664)
Institutional Class	—	(29,138,401)
Realized gains on investments:
Investor Class	—	(2,495,226)
Institutional Class	—	(2,957,326)
Net decrease in net assets resulting from distributions	—	(53,622,617)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	439,539,222	908,423,520
REDEMPTION FEES	268,714	600,987
Total increase (decrease) in net assets	305,889,709	1,954,862,808
NET ASSETS:
Beginning of period	6,764,594,020	4,809,731,212
End of period (including undistributed net investment income of $32,213,880 and $2,373,281, respectively)	$7,070,483,729	$6,764,594,020

MATTHEWS EMERGING ASIA FUND	Period Ended June 30, 2013[1] (unaudited)
OPERATIONS:
Net investment income (loss)	$21,351
Net realized gain (loss) on investments and foreign currency related transactions	(128,325)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(1,493,465)
Net change on deferred taxes on unrealized appreciation	(3,456)
Net increase (decrease) in net assets resulting from operations	(1,603,895)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	33,068,860
REDEMPTION FEES	4,792
Total increase (decrease) in net assets	31,469,757
NET ASSETS:
Beginning of period	—
End of period (including undistributed net investment income of $21,351)	$31,469,757

1  Matthews Emerging Asia Fund commenced operations on April 30, 2013.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS CHINA FUND	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$14,424,393	$29,401,597
Net realized gain (loss) on investments and foreign currency related transactions	101,131,303	69,898,698
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(281,533,599)	119,730,206
Net increase (decrease) in net assets resulting from operations	(165,977,903)	219,030,501
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(23,450,603)
Institutional Class	—	(6,100,821)
Realized gains on investments:
Investor Class	—	(16,894,676)
Institutional Class	—	(3,819,767)
Net decrease in net assets resulting from distributions	—	(50,265,867)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(410,137,351)	(260,760,729)
REDEMPTION FEES	226,463	220,100
Total increase (decrease) in net assets	(575,888,791)	(91,775,995)
NET ASSETS:
Beginning of period	2,032,833,782	2,124,609,777
End of period (including undistributed/(distributions in excess of) net investment income of $14,420,558 and ($3,835), respectively)	$1,456,944,991	$2,032,833,782
MATTHEWS INDIA FUND	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$704,981	$4,287,230
Net realized gain (loss) on investments and foreign currency related transactions	(145,762)	3,158,610
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(58,482,516)	162,955,308
Net increase (decrease) in net assets resulting from operations	(57,923,297)	170,401,148
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(3,145,386)
Institutional Class	—	(252,093)
Realized gains on investments:
Investor Class	—	(9,352,977)
Institutional Class	—	(547,723)
Net decrease in net assets resulting from distributions	—	(13,298,179)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(71,829,569)	(99,540,038)
REDEMPTION FEES	123,117	146,264
Total increase (decrease) in net assets	(129,629,749)	57,709,195
NET ASSETS:
Beginning of period	643,965,893	586,256,698
End of period (including undistributed net investment income of $4,292,938 and $3,587,957, respectively)	$514,336,144	$643,965,893

See accompanying notes to financial statements.

98 MATTHEWS ASIA FUNDS

MATTHEWS JAPAN FUND	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$409,746	$970,649
Net realized gain (loss) on investments and foreign currency related transactions	4,874,164	6,319,870
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	17,309,329	1,680,062
Net increase (decrease) in net assets resulting from operations	22,593,239	8,970,581
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(80,356)
Institutional Class	—	(70,916)
Net decrease in net assets resulting from distributions	—	(151,272)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	146,469,747	(35,836,826)
REDEMPTION FEES	243,528	42,650
Total increase (decrease) in net assets	169,306,514	(26,974,867)
NET ASSETS:
Beginning of period	104,695,928	131,670,795
End of period (including undistributed net investment income of $1,890,746 and $1,481,000, respectively)	$274,002,442	$104,695,928
MATTHEWS KOREA FUND	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	($403,026)	($4,327)
Net realized gain (loss) on investments and foreign currency related transactions	6,988,320	5,630,506
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(20,949,145)	23,184,535
Net increase (decrease) in net assets resulting from operations	(14,363,851)	28,810,714
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized gains on investments:
Investor Class	—	(1,320,452)
Institutional Class	—	(80,111)
Net decrease in net assets resulting from distributions	—	(1,400,563)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	8,358,421	(34,290,287)
REDEMPTION FEES	15,551	24,373
Total increase (decrease) in net assets	(5,989,879)	(6,855,763)
NET ASSETS:
Beginning of period	149,843,866	156,699,629
End of period (including distributions in excess of net investment income of ($564,766) and ($161,740), respectively)	$143,853,987	$149,843,866

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$1,559,209	$3,352,429
Net realized gain (loss) on investments and foreign currency related transactions	6,640,539	(17,198,260)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	5,100,583	76,129,263
Net increase (decrease) in net assets resulting from operations	13,300,331	62,283,432
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(1,711,401)
Realized gains on investments:
Investor Class	—	(1,439,994)
Net decrease in net assets resulting from distributions	—	(3,151,395)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	25,257,008	48,592,420
REDEMPTION FEES	18,123	84,348
Total increase (decrease) in net assets	38,575,462	107,808,805
NET ASSETS:
Beginning of period	366,752,547	258,943,742
End of period (including undistributed net investment income of $3,082,194 and $1,522,985, respectively)	$405,328,009	$366,752,547
MATTHEWS CHINA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	$84,886	$24,235
Net realized gain (loss) on investments and foreign currency related transactions	(258,364)	(1,090,613)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	829,885	1,689,474
Net increase (decrease) in net assets resulting from operations	656,407	623,096
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(24,817)
Net decrease in net assets resulting from distributions	—	(24,817)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	7,644,645	5,152,371
REDEMPTION FEES	5,020	22,486
Total increase (decrease) in net assets	8,306,072	5,773,136
NET ASSETS:
Beginning of period	10,266,434	4,493,298
End of period (including undistributed net investment income of $100,695 and $15,809, respectively)	$18,572,506	$10,266,434

See accompanying notes to financial statements.

100 MATTHEWS ASIA FUNDS

MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
OPERATIONS:
Net investment income (loss)	($54,497)	$421,904
Net realized gain (loss) on investments and foreign currency related transactions	2,379,079	(1,180,489)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	6,250,301	19,606,502
Net increase (decrease) in net assets resulting from operations	8,574,883	18,847,917
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(297,871)
Net decrease in net assets resulting from distributions	—	(297,871)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(13,417,727)	(40,279,638)
REDEMPTION FEES	3,694	9,379
Total increase (decrease) in net assets	(4,839,150)	(21,720,213)
NET ASSETS:
Beginning of period	131,628,686	153,348,899
End of period (including undistributed net investment income of $76,933 and $131,430, respectively)	$126,789,536	$131,628,686

See accompanying notes to financial statements.

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Financial Highlights

Matthews Asia Strategic Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended Dec. 31, 2012	Period Ended Dec. 31, 2011[1]
Net Asset Value, beginning of period	$10.84	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.17	0.37	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency	(0.53)	0.95	(0.07)
Total from investment operations	(0.36)	1.32	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.42)	(0.02)
Total distributions	(0.22)	(0.42)	(0.02)
Paid-in capital from redemption fees (Note 4)	—[3]	0.01	—
Net Asset Value, end of period	$10.26	$10.84	$9.93
TOTAL RETURN	(3.41%)[4]	13.62%	(0.52%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$44,375	$29,479	$7,746
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.20%[5]	1.85%	3.20%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.18%[5]	1.17%	1.00%[5]
Ratio of net investment income (loss) to average net assets	3.53%[5]	3.58%	2.06%[5]
Portfolio turnover[6]	32.98%[4]	18.45%	3.66%[4]
INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended Dec. 31, 2012	Period Ended Dec. 31, 2011[1]
Net Asset Value, beginning of period	$10.83	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.03	0.39	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts, and foreign currency	(0.38)	0.94	(0.07)
Total from investment operations	(0.35)	1.33	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.44)	(0.02)
Total distributions	(0.23)	(0.44)	(0.02)
Paid-in capital from redemption fees (Note 4)	—[3]	0.01	—
Net Asset Value, end of period	$10.25	$10.83	$9.93
TOTAL RETURN	(3.32%)[4]	13.74%	(0.52%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$7,485	$6,205	$5,266
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.02%[5]	1.70%	3.20%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.00%[5]	1.00%	1.00%[5]
Ratio of net investment income (loss) to average net assets	3.71%[5]	3.70%	1.96%[5]
Portfolio turnover[6]	32.98%[4]	18.45%	3.66%[4]

1 Commencement of operations on November 30, 2011.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.
102 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2012	2011	2010	2009	2008
Net Asset Value, beginning of period	$18.61	$15.07	$18.04	$15.77	$11.50	$19.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.20	0.43	0.47	0.41	0.48	0.54
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.12	3.58	(2.36)	2.57	4.23	(6.73)
Total from investment operations	0.32	4.01	(1.89)	2.98	4.71	(6.19)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.47)	(0.47)	(0.47)	(0.44)	(0.42)
Net realized gains on investments	—	—	(0.61)	(0.24)	—	(1.67)
Total distributions	(0.24)	(0.47)	(1.08)	(0.71)	(0.44)	(2.09)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—	—
Net Asset Value, end of period	$18.69	$18.61	$15.07	$18.04	$15.77	$11.50
TOTAL RETURN	1.78%[3]	26.90%	(10.62%)	19.18%	41.44%	(32.07%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$3,419,818	$3,214,984	$2,340,606	$3,926,253	$2,547,411	$1,089,712
Ratio of expenses to average net assets	1.07%[4]	1.11%	1.12%	1.13%	1.18%	1.16%
Ratio of net investment income (loss) to average net assets	2.14%[4]	2.52%	2.71%	2.47%	3.47%	3.19%
Portfolio turnover	4.59%[3,5]	17.43%[5]	16.54%[5]	19.84%[5]	17.51%	25.16%

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31		Period Ended
INSTITUTIONAL CLASS	(unaudited)	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$18.60	$15.06	$18.04	$18.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.22	0.45	0.52	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.12	3.58	(2.39)	0.37
Total from investment operations	0.34	4.03	(1.87)	0.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.49)	(0.50)	(0.29)
Net realized gains on investments	—	—	(0.61)	(0.24)
Total distributions	(0.26)	(0.49)	(1.11)	(0.53)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—
Net Asset Value, end of period	$18.68	$18.60	$15.06	$18.04
TOTAL RETURN	1.86%[3]	27.09%	(10.54%)	2.49%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,031,399	$856,876	$531,493	$128,417
Ratio of expenses to average net assets	0.93%[4]	0.97%	0.99%	0.93%[4]
Ratio of net investment income (loss) to average net assets	2.32%[4]	2.69%	3.05%	2.46%[4]
Portfolio turnover[5]	4.59%[3]	17.43%	16.54%	19.84%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 103

Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2012	2011	2010	2009	2008
Net Asset Value, beginning of period	$14.58	$12.48	$14.33	$12.06	$8.61	$12.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.19	0.36	0.36	0.31	0.32	0.38
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.55	2.30	(1.78)	2.40	3.67	(3.47)
Total from investment operations	0.74	2.66	(1.42)	2.71	3.99	(3.09)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.56)	(0.37)	(0.41)	(0.55)	(0.30)
Net realized gains on investments	—	—	(0.06)	(0.04)	—	(0.02)
Total distributions	(0.27)	(0.56)	(0.43)	(0.45)	(0.55)	(0.32)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	0.01	0.01	0.02
Net Asset Value, end of period	$15.05	$14.58	$12.48	$14.33	$12.06	$8.61
TOTAL RETURN	5.09%[3]	21.63%	(10.02%)	22.83%	47.59%	(25.97%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$3,653,117	$2,780,043	$1,930,363	$1,933,383	$322,003	$141,951
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.03%[4]	1.09%	1.10%	1.14%	1.28%	1.35%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.03%[4]	1.09%	1.10%	1.15%	1.30%	1.32%
Ratio of net investment income (loss) to average net assets	2.47%[4]	2.65%	2.61%	2.31%	3.16%	3.74%
Portfolio turnover	4.66%[3,5]	9.17%[5]	16.48%[5]	10.48%[5]	32.41%	25.07%

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31		Period Ended
INSTITUTIONAL CLASS	(unaudited)	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$14.57	$12.48	$14.33	$14.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.21	0.37	0.41	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.54	2.29	(1.82)	0.32
Total from investment operations	0.75	2.66	(1.41)	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.57)	(0.38)	(0.17)
Net realized gains on investments	—	—	(0.06)	(0.04)
Total distributions	(0.28)	(0.57)	(0.44)	(0.21)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—
Net Asset Value, end of period	$15.04	$14.57	$12.48	$14.33
TOTAL RETURN	5.15%[3]	21.70%	(9.93%)	2.95%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,725,114	$922,561	$344,502	$48,293
Ratio of expenses to average net assets	0.93%[4]	0.97%	1.00%	1.02%[4]
Ratio of net investment income (loss) to average net assets	2.75%[4]	2.72%	3.03%	3.86%[4]
Portfolio turnover[5]	4.66%[3]	9.17%	16.48%	10.48%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

104 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31			Period Ended
INVESTOR CLASS	(unaudited)	2012	2011	2010	Dec. 31, 2009[1]
Net Asset Value, beginning of period	$12.35	$10.06	$12.17	$10.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.16	0.25	0.29	0.17	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.20)	2.49	(2.04)	2.09	0.19
Total from investment operations	(0.04)	2.74	(1.75)	2.26	0.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.46)	(0.35)	(0.24)	—
Net realized gains on investments	—	—	(0.02)	(0.04)	—
Total distributions	(0.18)	(0.46)	(0.37)	(0.28)	—
Paid-in capital from redemption fees (Note 4)	0.01	0.01	0.01	0.01	—[3]
Net Asset Value, end of period	$12.14	$12.35	$10.06	$12.17	$10.18
TOTAL RETURN	(0.23%)[4]	27.81%	(14.44%)	22.53%	1.80%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$102,415	$59,535	$26,467	$45,364	$7,134
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.22%[5]	1.47%	1.52%	1.95%	10.50%[5]
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.43%[5]	1.50%	1.50%	1.50%	1.50%[5]
Ratio of net investment income (loss) to average net assets	2.60%[5]	2.24%	2.47%	1.49%	(0.81%)[5]
Portfolio turnover	13.39%[4,6]	21.40%[6]	22.31%[6]	6.84%[6]	0.00%[4]

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31		Period Ended
INSTITUTIONAL CLASS	(unaudited)	2012	2011	Dec 31, 2010[7]
Net Asset Value, beginning of period	$12.34	$10.06	$12.17	$11.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.35	0.22	0.30	—[3]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.37)	2.53	(2.01)	0.47
Total from investment operations	(0.02)	2.75	(1.71)	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.48)	(0.38)	(0.13)
Net realized gains on investments	—	—	(0.02)	(0.04)
Total distributions	(0.20)	(0.48)	(0.40)	(0.17)
Paid-in capital from redemption fees (Note 4)	0.01	0.01	—[3]	—
Net Asset Value, end of period	$12.13	$12.34	$10.06	$12.17
TOTAL RETURN	(0.07%)[4]	27.90%	(14.22%)	3.91%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$16,524	$201	$12	$4
Ratio of expenses to average net assets	1.06%[5]	1.29%	1.31%	1.24%[5]
Ratio of net investment income (loss) to average net assets	5.48%[5]	1.87%	2.61%	(0.06%)[5]
Portfolio turnover[6]	13.39%[4]	21.40%	22.31%	6.84%[4]

1 Investor Class commenced operations on November 30, 2009.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

7 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 105

Financial Highlights (continued)

Matthews Asia Focus Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Period Ended June 30, 2013[1] (unaudited)
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.66)
Total from investment operations	(0.65)
Paid-in capital from redemption fees (Note 4)	—[3]
Net Asset Value, end of period	$9.35
TOTAL RETURN	(6.50%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$6,321
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	5.97%[5]
Ratio of expenses to average net assets after any reimbursement or waiver of expenses by Advisor and Administrator	1.66%[5]
Ratio of net investment income (loss) to average net assets	0.70%[5]
Portfolio turnover[6]	0.00%[4]
INSTITUTIONAL CLASS	Period Ended June 30, 2013[1] (unaudited)
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.67)
Total from investment operations	(0.65)
Paid-in capital from redemption fees (Note 4)	—[3]
Net Asset Value, end of period	9.35
TOTAL RETURN	(6.50%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$879
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	5.79%[5]
Ratio of expenses to average net assets after any reimbursement or waiver of expenses by Advisor and Administrator	1.50%[5]
Ratio of net investment income (loss) to average net assets	0.99%[5]
Portfolio turnover[6]	0.00%[4]

1 Commenced operations on April 30, 2013.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

106 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2012	2011	2010	2009	2008
Net Asset Value, beginning of period	$18.02	$15.34	$17.97	$14.29	$10.03	$17.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09	0.15	0.11	0.10	0.06	0.13
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.92	2.53	(2.41)	3.72	4.44	(6.64)
Total from investment operations	2.01	2.68	(2.30)	3.82	4.50	(6.51)
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.35)	(0.15)	(0.24)	—
Net realized gains on investments	—	—	—	—	—	(0.76)
Total distributions	—	—	(0.35)	(0.15)	(0.24)	(0.76)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.02	0.01	—[2]	0.01
Net Asset Value, end of period	$20.03	$18.02	$15.34	$17.97	$14.29	$10.03
TOTAL RETURN	11.15%[3]	17.47%	(12.70%)	26.85%	44.82%	(37.44%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$445,859	$276,884	$259,166	$335,429	$227,651	$168,031
Ratio of expenses to average net assets	1.10%[4]	1.16%	1.19%	1.19%	1.28%	1.23%
Ratio of net investment income (loss) to average net assets	0.96%[4]	0.92%	0.63%	0.63%	0.50%	0.93%
Portfolio turnover	8.52%[3,5]	44.76%[5]	28.06%[5]	26.33%[5]	58.10%	37.10%

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31		Period Ended
INSTITUTIONAL CLASS	(unaudited)	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$18.08	$15.37	$17.98	$17.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.17	0.14	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	1.93	2.54	(2.42)	0.47
Total from investment operations	2.03	2.71	(2.28)	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.35)	(0.15)
Total distributions	—	—	(0.35)	(0.15)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.02	—
Net Asset Value, end of period	$20.11	$18.08	$15.37	$17.98
TOTAL RETURN	11.23%[3]	17.63%	(12.58%)	2.76%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$197,458	$147,142	$84,302	$8,853
Ratio of expenses to average net assets	0.94%[4]	0.98%	1.03%	0.99%[4]
Ratio of net investment income (loss) to average net assets	1.06%[4]	1.02%	0.84%	0.37%[4]
Portfolio turnover[5]	8.52%[3]	44.76%	28.06%	26.33%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 107

Financial Highlights (continued)

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2012	2011	2010	2009	2008
Net Asset Value, beginning of period	$24.42	$20.33	$23.44	$19.23	$11.05	$27.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09	0.18	0.10	0.09	0.06	0.24
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.51)	4.09	(2.78)	4.20	8.27	(13.31)
Total from investment operations	(0.42)	4.27	(2.68)	4.29	8.33	(13.07)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.16)	(0.11)	(0.08)	(0.15)	(0.30)
Net realized gains on investments	—	(0.02)	(0.33)	—	—	(3.44)
Total distributions	—	(0.18)	(0.44)	(0.08)	(0.15)	(3.74)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.01	—[2]	—	—[2]
Net Asset Value, end of period	$24.00	$24.42	$20.33	$23.44	$19.23	$11.05
TOTAL RETURN	(1.72%)[3]	21.00%	(11.41%)	22.30%	75.37%	(46.12%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$3,000,081	$2,994,026	$2,780,640	$5,196,743	$3,565,745	$1,202,441
Ratio of expenses to average net assets	1.10%[4]	1.11%	1.11%	1.09%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets	0.72%[4]	0.82%	0.44%	0.43%	0.41%	1.10%
Portfolio turnover	3.27%[3,5]	6.53%[5]	10.51%[5]	11.43%[5]	13.22%	16.76%

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31		Period Ended
INSTITUTIONAL CLASS	(unaudited)	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$24.41	$20.32	$23.44	$23.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.11	0.21	0.23	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.52)	4.10	(2.87)	0.15
Total from investment operations	(0.41)	4.31	(2.64)	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.20)	(0.15)	(0.09)
Net realized gains on investments	—	(0.02)	(0.33)	—
Total distributions	—	(0.22)	(0.48)	(0.09)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—
Net Asset Value, end of period	$24.00	$24.41	$20.32	$23.44
TOTAL RETURN	(1.68%)[3]	21.24%	(11.28%)	0.67%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$4,070,402	$3,770,568	$2,029,091	$540,469
Ratio of expenses to average net assets	0.93%[4]	0.95%	0.95%	0.95%[4]
Ratio of net investment income (loss) to average net assets	0.92%[4]	0.95%	1.03%	0.38%[4]
Portfolio turnover[5]	3.27%[3]	6.53%	10.51%	11.43%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

108 MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Period Ended June 30, 2013[1] (unaudited)
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.57)
Total from investment operations	(0.56)
Paid-in capital from redemption fees (Note 4)	—[3]
Net Asset Value, end of period	$9.44
TOTAL RETURN	(5.60%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$29,640
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	3.92%[5]
Ratio of expenses to average net assets after any reimbursement or waiver of expenses by Advisor and Administrator	1.91%[5]
Ratio of net investment income (loss) to average net assets	0.76%[5]
Portfolio turnover[6]	2.19%[4]
INSTITUTIONAL CLASS	Period Ended June 30, 2013[1] (unaudited)
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.57)
Total from investment operations	(0.56)
Paid-in capital from redemption fees (Note 4)	—[3]
Net Asset Value, end of period	$9.44
TOTAL RETURN	(5.60%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,829
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	3.77%[5]
Ratio of expenses to average net assets after any reimbursement or waiver of expenses by Advisor and Administrator	1.75%[5]
Ratio of net investment income (loss) to average net assets	0.74%[5]
Portfolio turnover[6]	2.19%[4]

1 Commenced operations on April 30, 2013.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 109

Financial Highlights (continued)

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2012	2011	2010	2009	2008
Net Asset Value, beginning of period	$23.47	$21.51	$29.36	$25.50	$14.34	$39.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.18	0.30	0.26	0.15	0.09	0.30
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(2.37)	2.26	(5.78)	3.86	11.12	(19.78)
Total from investment operations	(2.19)	2.56	(5.52)	4.01	11.21	(19.48)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.35)	(0.28)	(0.15)	(0.07)	(0.33)
Net realized gains on investments	—	(0.25)	(2.06)	(0.02)	—	(5.62)
Total distributions	—	(0.60)	(2.34)	(0.17)	(0.07)	(5.95)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.01	0.02	0.02	0.04
Net Asset Value, end of period	$21.28	$23.47	$21.51	$29.36	$25.50	$14.34
TOTAL RETURN	(9.33%)[3]	11.96%	(18.93%)	15.77%	78.30%	(48.95%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,281,933	$1,642,090	$1,836,333	$2,939,638	$2,566,005	$781,104
Ratio of expenses to average net assets	1.12%[4]	1.12%	1.13%	1.15%	1.21%	1.23%
Ratio of net investment income (loss) to average net assets	1.60%[4]	1.33%	0.93%	0.54%	0.46%	1.03%
Portfolio turnover	3.32%[3,5]	9.61%[5]	8.43%[5]	9.98%[5]	5.28%	7.91%

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31		Period Ended
INSTITUTIONAL CLASS	(unaudited)	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$23.45	$21.49	$29.36	$30.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.15	0.36	0.26	(0.04)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(2.32)	2.25	(5.73)	(0.44)
Total from investment operations	(2.17)	2.61	(5.47)	(0.48)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.40)	(0.34)	(0.16)
Net realized gains on investments	—	(0.25)	(2.06)	(0.02)
Total distributions	—	(0.65)	(2.40)	(0.18)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—
Net Asset Value, end of period	$21.28	$23.45	$21.49	$29.36
TOTAL RETURN	(9.25%)[3]	12.22%	(18.80%)	(1.62%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$175,012	$390,744	$288,277	$41,545
Ratio of expenses to average net assets	0.92%[4]	0.91%	0.96%	0.97%[4]
Ratio of net investment income (loss) to average net assets	1.35%[4]	1.58%	0.99%	(0.74%)[4]
Portfolio turnover[5]	3.32%[3]	9.61%	8.43%	9.98%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

110 MATTHEWS ASIA FUNDS

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2012	2011	2010	2009	2008
Net Asset Value, beginning of period	$17.51	$13.59	$21.49	$16.29	$8.37	$24.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	0.11	0.11	0.05	0.07	0.03
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(1.74)	4.17	(7.96)	5.22	8.06	(15.33)
Total from investment operations	(1.72)	4.28	(7.85)	5.27	8.13	(15.30)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.09)	(0.07)	(0.09)	(0.10)	(0.11)
Net realized gains on investments	—	(0.27)	—	—	(0.12)	(0.69)
Total distributions	—	(0.36)	(0.07)	(0.09)	(0.22)	(0.80)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.02	0.02	0.01	0.03
Net Asset Value, end of period	$15.79	$17.51	$13.59	$21.49	$16.29	$8.37
TOTAL RETURN	(9.82%)[3]	31.54%	(36.48%)	32.53%	97.25%	(62.32%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$481,580	$607,800	$559,337	$1,388,892	$720,925	$317,516
Ratio of expenses to average net assets	1.16%[4]	1.18%	1.18%	1.18%	1.27%	1.29%
Ratio of net investment income (loss) to average net assets	0.22%[4]	0.65%	0.58%	0.25%	0.59%	0.16%
Portfolio turnover	4.97%[3,5]	7.03%[5]	3.51%[5]	6.14%[5]	18.09%	26.68%

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31		Period Ended
INSTITUTIONAL CLASS	(unaudited)	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$17.53	$13.61	$21.48	$22.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04	0.14	0.16	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.75)	4.17	(7.96)	(0.43)
Total from investment operations	(1.71)	4.31	(7.80)	(0.45)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.12)	(0.07)	(0.10)
Net realized gains on investments	—	(0.27)	—	—
Total distributions	—	(0.39)	(0.07)	(0.10)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—
Net Asset Value, end of period	$15.82	$17.53	$13.61	$21.48
TOTAL RETURN	(9.76%)[3]	31.74%	(36.35%)	(2.01%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$32,756	$36,166	$26,920	$48,119
Ratio of expenses to average net assets	0.97%[4]	0.98%	0.99%	0.99%[4]
Ratio of net investment income (loss) to average net assets	0.45%[4]	0.87%	0.86%	(0.51%)[4]
Portfolio turnover[5]	4.97%[3]	7.03%	3.51%	6.14%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 111

Financial Highlights (continued)

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2012	2011	2010	2009	2008
Net Asset Value, beginning of period	$12.27	$11.34	$12.53	$10.91	$10.19	$14.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.03	0.10	0.07	0.02	0.10	0.11
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	2.55	0.84	(1.06)	2.09	0.92	(4.26)
Total from investment operations	2.58	0.94	(0.99)	2.11	1.02	(4.15)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)	(0.22)	(0.49)	(0.31)	—
Net realized gains on investments	—	—	—	—	—	(0.22)
Total distributions	—	(0.01)	(0.22)	(0.49)	(0.31)	(0.22)
Paid-in capital from redemption fees (Note 4)	0.02	—[2]	0.02	—[2]	0.01	0.01
Net Asset Value, end of period	$14.87	$12.27	$11.34	$12.53	$10.91	$10.19
TOTAL RETURN	21.19%[3]	8.32%	(7.72%)	19.58%	10.06%	(28.38%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$222,723	$82,463	$101,369	$67,805	$88,334	$123,674
Ratio of expenses to average net assets	1.07%[4]	1.20%	1.22%	1.30%	1.31%	1.23%
Ratio of net investment income (loss) to average net assets	0.42%[4]	0.81%	0.54%	0.13%	0.97%	0.84%
Portfolio turnover	14.76%[3,5]	48.58%[5]	34.94%[5]	46.29%[5]	126.75%	88.97%

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31		Period Ended
INSTITUTIONAL CLASS	(unaudited)	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$12.26	$11.34	$12.53	$11.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.05	0.12	0.06	(0.01)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	2.54	0.84	(1.04)	1.30
Total from investment operations	2.59	0.96	(0.98)	1.29
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.04)	(0.22)	(0.49)
Total distributions	—	(0.04)	(0.22)	(0.49)
Paid-in capital from redemption fees (Note 4)	0.02	—[2]	0.01	—
Net Asset Value, end of period	$14.87	$12.26	$11.34	$12.53
TOTAL RETURN	21.29%[3]	8.47%	(7.72%)	11.22%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$51,279	$22,233	$30,302	$4
Ratio of expenses to average net assets	0.96%[4]	1.04%	1.07%	1.08%[4]
Ratio of net investment income (loss) to average net assets	0.68%[4]	0.99%	0.46%	(0.51%)[4]
Portfolio turnover[5]	14.76%[3]	48.58%	34.94%	46.29%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

112 MATTHEWS ASIA FUNDS

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2012	2011	2010	2009	2008
Net Asset Value, beginning of period	$5.64	$4.59	$5.14	$4.31	$2.75	$6.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	—[2]	(0.01)	0.01	(0.01)	(0.02)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.49)	1.10	(0.31)	0.93	1.74	(3.48)
Total from investment operations	(0.51)	1.10	(0.32)	0.94	1.73	(3.50)
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.01)	—	—	(0.06)
Net realized gains on investments	—	(0.05)	(0.22)	(0.11)	(0.17)	(0.25)
Total distributions	—	(0.05)	(0.23)	(0.11)	(0.17)	(0.31)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—	—
Net Asset Value, end of period	$5.13	$5.64	$4.59	$5.14	$4.31	$2.75
TOTAL RETURN	(9.04%)[3]	24.05%	(6.45%)	21.86%	62.92%	(52.66%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$117,855	$141,247	$141,590	$166,990	$138,371	$87,253
Ratio of expenses to average net assets	1.16%[4]	1.16%	1.18%	1.21%	1.30%	1.27%
Ratio of net investment income (loss) to average net assets	(0.58%)[4]	0.01%	(0.18%)	0.16%	(0.36%)	(0.34%)
Portfolio turnover	26.88%[3,5]	34.84%[5]	30.13%[5]	39.05%[5]	52.47%	28.70%

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31		Period Ended
INSTITUTIONAL CLASS	(unaudited)	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$5.67	$4.61	$5.14	$4.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	—[2]	0.17	0.03
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.51)	1.11	(0.47)	0.38
Total from investment operations	(0.52)	1.11	(0.30)	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.01)	—
Net realized gains on investments	—	(0.05)	(0.22)	(0.11)
Total distributions	—	(0.05)	(0.23)	(0.11)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—
Net Asset Value, end of period	$5.15	$5.67	$4.61	$5.14
TOTAL RETURN	(9.17%)[3]	24.16%	(6.05%)	8.51%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$25,999	$8,597	$15,109	$4
Ratio of expenses to average net assets	0.99%[4]	1.00%	1.07%	0.91%[4]
Ratio of net investment income (loss) to average net assets	(0.55%)[4]	(0.07%)	3.37%	3.74%[4]
Portfolio turnover[5]	26.88%[3]	34.84%	30.13%	39.05%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 113

Financial Highlights (continued)

Matthews Asia Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31				Period Ended
INVESTOR CLASS	(unaudited)	2012	2011	2010	2009	Dec. 31, 2008[1]
Net Asset Value, beginning of period	$18.13	$14.77	$21.16	$15.79	$7.89	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.07	0.17	0.15	0.04	0.02	0.01
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.55	3.36	(4.35)	5.55	8.04	(2.16)
Total from investment operations	0.62	3.53	(4.20)	5.59	8.06	(2.15)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.09)	(0.17)	(0.09)	(0.05)	(0.02)
Net realized gains on investments	—	(0.08)	(2.04)	(0.15)	(0.15)	—
Total distributions	—	(0.17)	(2.21)	(0.24)	(0.20)	(0.02)
Paid-in capital from redemption fees (Note 4)	—[3]	—[3]	0.02	0.02	0.04	0.06
Net Asset Value, end of period	$18.75	$18.13	$14.77	$21.16	$15.79	$7.89
TOTAL RETURN	3.42%[4]	23.92%	(20.03%)	35.54%	103.00%	(21.03%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$378,039	$366,753	$258,944	$547,094	$109,726	$3,173
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.46%[5]	1.50%	1.52%	1.59%	2.90%	14.31%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.46%[5]	1.50%	1.52%	1.63%	2.00%	2.00%[5]
Ratio of net investment income (loss) to average net assets	0.70%[5]	1.06%	0.76%	0.24%	0.13%	0.15%[5]
Portfolio turnover[6]	25.98%[4]	27.95%	19.97%	23.99%	21.39%	3.10%[4]

INSTITUTIONAL CLASS	Period Ended June 30, 2013[7] (unaudited)
Net Asset Value, beginning of period	$19.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.12
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.80)
Total from investment operations	(0.68)
LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized gains on investments	—
Total distributions	—
Paid-in capital from redemption fees (Note 4)	—[3]
Net Asset Value, end of period	$18.76
TOTAL RETURN	(3.50%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$27,289
Ratio of expenses to average net assets	1.27%[5]
Ratio of net investment income (loss) to average net assets	3.74%[5]
Portfolio turnover[6]	25.98%[4]

1 Investor Class commenced operations on September 15, 2008.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

7 Institutional Class commenced operations on April 30, 2013.

See accompanying notes to financial statements.
114 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2013 (unaudited)	Year Ended Dec. 31, 2012	Period Ended Dec. 31, 2011[1]
Net Asset Value, beginning of period	$7.76	$7.04	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04	0.03	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	0.47	0.68	(2.96)
Total from investment operations	0.51	0.71	(2.98)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)	(0.01)
Total distributions	—	(0.02)	(0.01)
Paid-in capital from redemption fees (Note 4)	—[3]	0.03	0.03
Net Asset Value, end of period	$8.27	$7.76	$7.04
TOTAL RETURN	6.57%[4]	10.53%	(29.51%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$18,573	$10,266	$4,493
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.09%[5]	3.26%	5.32%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.00%[5]	2.00%	2.00%[5]
Ratio of net investment income (loss) to average net assets	1.03%[5]	0.40%	(0.53%)[5]
Portfolio turnover	7.84%[4]	34.01%	6.08%[4]

1 Investor Class commenced operations on May 31, 2011.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 115

Financial Highlights (continued)

Matthews Asia Science and Technology Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2013	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2012	2011	2010	2009	2008
Net Asset Value, beginning of period	$9.29	$8.16	$9.89	$8.02	$4.71	$9.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	0.03	0.02	0.03	—[2]	0.01
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.63	1.12	(1.74)	1.86	3.31	(5.11)
Total from investment operations	0.62	1.15	(1.72)	1.89	3.31	(5.10)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)	(0.02)	(0.02)	—	—
Total distributions	—	(0.02)	(0.02)	(0.02)	—	—
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.01	—[2]	—[2]	0.01
Net Asset Value, end of period	$9.91	$9.29	$8.16	$9.89	$8.02	$4.71
TOTAL RETURN	6.67%[3]	14.11%	(17.26%)	23.58%	70.28%	(51.94%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$88,087	$131,629	$153,349	$190,436	$130,367	$74,476
Ratio of expenses to average net assets	1.20%[4]	1.18%	1.21%	1.26%	1.40%	1.33%
Ratio of net investment income (loss) to average net assets	(0.16%)[4]	0.30%	0.23%	0.35%	0.30%	0.08%
Portfolio turnover	38.27%[3,5]	45.76%	65.47%	61.61%	83.27%	44.84%

INSTITUTIONAL CLASS	Period Ended June 30, 2013[6] (unaudited)
Net Asset Value, beginning of period	$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.18)
Total from investment operations	(0.17)
Paid-in capital from redemption fees (Note 4)[2]	—
Net Asset Value, end of period	$9.92
TOTAL RETURN	(1.69%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$38,702
Ratio of expenses to average net assets	1.03%[4]
Ratio of net investment income (loss) to average net assets	0.76%[4]
Portfolio turnover[5]	38.27%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

6 The Institutional Class commenced operations on April 30, 2013.

See accompanying notes to financial statements.

116 MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited)

1.  ORGANIZATION

Matthews Asia Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently issues fifteen separate series of shares (each a "Fund" and collectively, the "Funds"): Matthews Asia Strategic Income Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Emerging Asia Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund. Each Fund except for Matthews China Small Companies Fund currently offers two classes of shares: Investor Class and Institutional Class. Matthews China Small Companies Fund currently offers only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class. Effective June 14, 2013, the Matthews Asia Dividend Fund was closed to new investors, but will continue to accept investments from existing shareholders.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.  RECENT ACCOUNTING STANDARD: In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-08 ("ASU No. 2013-08") that creates a two-tiered approach to assess whether an entity is an investment company. ASU No. 2013-08 will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company's investees. ASU No. 2013-08 is effective for financial statements with fiscal years beginning after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds' financial statement disclosures.

B.  SECURITY VALUATION: The value of the Funds' securities is based on market quotations for those securities, or on their fair value determined by or under the direction of the Funds' Board of Trustees (the "Board"). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC ("Matthews"), in accordance with procedures established by the Funds' Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Financial futures contracts traded on exchanges are valued at their settlement price. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange ("NYSE"). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value ("NAV") may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

C.  FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States ("U.S. GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Various inputs are used in determining the fair value of investments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of June 30, 2013, Level 3 securities consist of equities that, as of June 30, 2013, were suspended from trading and international bonds that trade in over-the-counter markets. As described in Note 2-B, these securities are valued based on their fair value as determined under the direction of the Board. The significant unobservable inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities. Certain of the Funds' securities categorized as Level 3 were valued utilizing third party pricing information which is based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities. Level 2 equity securities consist primarily of securities that have been fair valued by third-party pricing services (see Note 2-B).

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Notes to Financial Statements (unaudited) (continued)

The summary of inputs used to determine the fair valuation of the Fund's investments and derivative financial instruments as of June 30, 2013 is as follows:

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund
Investment Assets
Level 1: Quoted Prices
Common Equities:
Australia	$—	$58,817,631	$42,146,094	$—	$8,572,527
China/Hong Kong	—	167,701,162	574,406,489	619,825	13,331,707
Indonesia	—	65,990,560	30,671,677	—	—
Malaysia	—	34,602,303	—	187,614	2,480,310
Singapore	—	73,912,047	—	31,440	—
Sri Lanka	—	—	—	—	4,714,882
Taiwan	—	106,217,152	211,949,492	—	—
United States	—	—	—	219,309	—
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	13,208,867	—	—	—	—
Non-Convertible Corporate Bonds[a]	28,254,677	—	—	—	—
Convertible Corporate Bonds[a]	2,441,250	536,889,281	—	—	—
Common Equities:
Australia	—	233,468,424	544,987,874	744,506	9,963,625
China/Hong Kong	414,611	824,513,016	1,100,820,308	1,277,749	61,838,988
India	—	72,528,463	62,513,753	164,356	40,418,295
Indonesia	—	91,387,271	333,059,914	809,452	40,928,546
Japan	—	380,100,618	1,068,648,170	—	309,376,304
Malaysia	418,867	285,970,739	134,334,905	568,035	16,862,070
Philippines	—	76,908,093	63,440,771	—	9,976,547
Singapore	1,035,586	556,855,229	452,814,328	589,901	9,418,826
South Korea	—	175,677,986	110,719,314	351,816	—
Sri Lanka	—	—	—	—	26,161,993
Switzerland	—	—	—	300,017	—
Taiwan	—	74,838,927	170,233,291	271,507	28,522,187
Thailand	821,211	266,671,563	187,845,744	440,614	32,071,774
United Kingdom	—	65,998,439	—	157,858	—
Vietnam	—	56,425,646	—	—	16,521,285
Preferred Equities:
South Korea	—	181,937,855	95,216,669	—	—
Level 3: Significant Unobservable Inputs
Foreign Government Obligations[a]	1,400,231	—	—	—	—
Non-Convertible Corporate Bonds[a]	3,372,000	—	—	—	—
Total Market Value of Investments	$51,367,300	$4,387,412,405	$5,183,808,793	$6,733,999	$631,159,866

a  Industry, countries, or security types are disclosed on the Schedule of Investments.

Matthews Asia Strategic Income Fund
Derivative Financial Instruments[1]
Assets
Level 1: Quoted Prices
Interest Rate Contracts	$28,672
Level 2: Other Significant Observable Inputs
Foreign Currency Exchange Contracts	288,654
Liabilities
Level 2: Other Significant Observable Inputs
Foreign Currency Exchange Contracts	(443,192)
Total Market Value of Derivative Financial Instruments	($125,866)

1  Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

118 MATTHEWS ASIA FUNDS

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Investment Assets
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$4,077,192	$27,902,495	$—	$—	$3,199,951	$564,315
Consumer Staples	—	—	—	—	—	30,861
Financials	5,348,740	5,664,512	14,270,993	—	—	—
Health Care	—	41,388,542	—	—	1,015,103	367,500
Industrials	3,821,004	—	60,317,091	—	—	415,524
Information Technology	—	66,863,796	21,968,129	—	—	581,255
Materials	—	—	—	—	3,813,910	—
Telecommunication Services	6,313,445	22,064,374	—	—	4,492,930	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	34,092,814	226,422,058	51,034,569	52,205,635	35,040,778	3,185,807
Consumer Staples	7,845,355	174,253,267	98,675,163	12,601,867	18,015,216	397,406
Energy	3,724,141	83,735,078	—	—	3,357,958	321,113
Financials	12,122,177	324,142,783	117,488,153	64,346,283	22,633,000	3,015,598
Health Care	12,135,108	43,975,066	34,002,229	15,767,696	2,508,257	3,001,700
Industrials	14,977,601	138,184,527	28,549,589	56,355,397	3,876,443	2,648,083
Information Technology	3,577,009	143,219,435	—	47,404,474	22,066,825	1,348,869
Materials	4,060,158	—	62,915,148	10,450,251	2,506,733	1,169,686
Telecommunication Services	—	74,105,473	—	8,807,166	—	—
Utilities	4,535,223	92,999,200	15,477,831	—	—	1,070,104
Preferred Equities:
Consumer Discretionary	—	—	—	—	5,844,090	—
Energy	—	—	—	—	1,278,600	—
Financials	—	—	—	—	4,571,303	—
Information Technology	—	—	—	—	4,526,045	—
Materials	—	—	—	—	2,381,617	—
Non-Convertible Corporate Bonds[a]	—	—	6,259,900	—	—	—
Level 3: Significant Unobservable Inputs
Common Equities:
Information Technology	—	—	—	—	—	10,057
Total Market Value of Investments	$116,629,967	$1,464,920,606	$510,958,795	$267,938,769	$141,128,759	$18,127,878

a  Industry, countries, or security types are disclosed on the Schedule of Investments.

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Notes to Financial Statements (unaudited) (continued)

	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Investment Assets
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$1,441,082	$—	$—
China/Hong Kong	186,923,450	468,132	6,830,314	$16,973,750
India	125,444,843	1,607,784	27,019,629	5,161,070
Indonesia	16,057,418	—	8,800,580	—
Malaysia	—	—	15,020,410	1,550,383
Philippines	—	—	2,664,699	—
Sri Lanka	—	550,292	—	—
South Korea	—	—	—	1,870,360
Vietnam	—	608,315	—	—
United States	—	—	—	1,283,505
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	—	558,560	—	—
Bangladesh	—	1,050,503	—	—
Cambodia	—	965,345	—	—
China/Hong Kong	1,716,261,045	4,073,684	93,080,202	17,054,356
India	1,012,910,850	3,937,309	38,435,511	2,032,615
Indonesia	732,342,205	1,639,696	41,840,678	1,345,094
Japan	—	—	—	36,356,218
Malaysia	380,275,128	1,412,987	16,081,671	—
Philippines	175,414,628	3,270,512	17,053,243	—
Singapore	154,213,965	1,310,238	27,156,781	—
Sri Lanka	—	3,022,549	—	—
South Korea	1,042,752,322	—	24,043,436	13,678,414
Switzerland	100,105,146	—	—	—
Taiwan	586,672,925	983,914	42,003,127	22,822,591
Thailand	597,550,670	2,167,822	32,068,922	—
Vietnam	112,449,268	1,101,851	—	—
Preferred Equities:
South Korea	—	—	—	4,071,050
Level 3: Significant Unobservable Inputs
Common Equities:
China/Hong Kong	—	—	514	—
Total Market Value of Investments	$6,939,373,863	$30,170,575	$392,099,717	$124,199,406

Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy (see Note 2-B). Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are typically categorized as Level 2 in the fair value hierarchy. The Funds' policy is to recognize transfers in and transfers out as of the beginning of the reporting period. At June 30, 2013, the Funds utilized third party pricing services to fair value certain markets which were different than markets which utilized third party pricing services at December 31, 2012. As a result, certain securities held by the Funds were transferred from Level 2 into Level 1 and certain securities held by the Funds were transferred from Level 1 into Level 2 with beginning of period values as follows:

	Transfer to Level 1 from Level 2	Transfer to Level 2 from Level 1
Matthews Asian Growth and Income Fund	$106,838,078	$—
Matthews Asia Dividend Fund	67,783,756	68,141,909
Matthews China Dividend Fund	1,557,577	2,927,639
Matthews Asia Growth Fund	13,026,910	9,135,611
Matthews Pacific Tiger Fund	101,522,726	153,934,189
Matthews India Fund	65,547,042	45,384,672
Matthews Japan Fund	—	5,960,360
Matthews Korea Fund	1,094,078	5,150,775
Matthews Asia Small Companies Fund	24,762,931	7,992,257
Matthews China Small Companies Fund	78,912	187,367
Matthews Asia Science and Technology Fund	—	2,625,036

120 MATTHEWS ASIA FUNDS

A reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value are as follows:

	Matthews Asia Strategic Income Fund	Matthews Asia Strategic Income Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund
	Non-Convertible Corporate Bonds	Foreign Government Obligations	Common Equities — China	Common Equities — Information Technology
Balance as of 12/31/12 (market value)	$212,844	$—	$190,601	$10,064
Accrued discounts/premiums	(8,860)	(767)	—	—
Realized gain/(loss)	—	—	—	—
Change in unrealized (depreciation)	(275,122)	(251,788)	(190,087)	(7)
Purchases	2,545,500	—	—	—
Sales	—	—	—	—
Transfers in to Level 3*	1,110,482	1,652,786	—	—
Transfers out of Level 3*	(212,844)	—	—	—
Balance as of 6/30/13 (market value)	$3,372,000	$1,400,231	$514	$10,057
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 06/30/13**	($275,122)	($251,788)	($190,087)	($7)

*  The Fund's policy is to recognize transfers in and transfer out as of the beginning of the reporting period.

**  Included in the related amounts on the Statements of Operations.

Certain foreign securities, for which market quotations are not readily available, may be fair valued and classified as either Level 2 or Level 3. When the underlying inputs include significant observable inputs obtained from sources independent of the Funds, the securities are classified as Level 2. When the underlying inputs include significant unobservable inputs and reflect assumptions of market participants, the securities are classified as Level 3. As of June 30, 2013, the Funds utilized significant observable inputs including evaluated prices from the Funds' pricing vendors, day-on-day price changes, primary and ancillary pricing sources, and other available independent market indicators of value as well as significant unobservable inputs. As a result, certain securities held by the Funds that were previously classified as Level 3 were transferred to Level 2 and certain securities held by the Funds that were previously classified as Level 2 were transferred to Level 3.

D.  RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including both in countries where you invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal or funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or "capital controls" that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company's operations, and make obtaining information about them more difficult (or such information may be unavailable).

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

E.  INCOME AND WITHHOLDING TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for six-month period ended June 30, 2013. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and U.S. GAAP.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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Notes to Financial Statements (unaudited) (continued)

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

F.  OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund's respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund's offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

G.  DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund and Matthews Asia Strategic Income Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid for the fiscal year ended December 31, 2012 was as follows:

YEAR ENDED DECEMBER 31, 2012	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asia Strategic Income Fund	$1,071,273	$—	$1,071,273
Matthews Asian Growth and Income Fund	98,152,492	—	98,152,492
Matthews Asia Dividend Fund	126,711,755	—	126,711,755
Matthews China Dividend Fund	1,507,751	—	1,507,751
Matthews Pacific Tiger Fund	48,170,065	5,452,552	53,622,617
Matthews China Fund	29,496,720	20,769,147	50,265,867
Matthews India Fund	3,397,479	9,900,700	13,298,179
Matthews Japan Fund	151,272	—	151,272
Matthews Korea Fund	—	1,400,563	1,400,563
Matthews Asia Small Companies Fund	1,711,579	1,439,816	3,151,395
Matthews China Small Companies Fund	24,817	—	24,817
Matthews Asia Science and Technology Fund	297,871	—	297,871

H.  INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is generally recorded on the ex-dividend date. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

I.  FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

J.  CASH OVERDRAFTS: When cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in "Other expenses" on the Statements of Operations.

K.  USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

Matthews Asia Strategic Income Fund engages in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. In particular, the Fund may seek to take on currency exposure by using derivatives such as currency forwards, and the Fund may also employ a currency overlay strategy in an effort to enhance returns and moderate volatility. Derivative instruments and transactions in which the Fund may engage include financial futures contracts and forward foreign currency exchange contracts. The currency overlay strategy involves long and short positions on one or more currencies. As a result, the Fund's exposure to a currency could exceed the value of the Fund's assets and could be exposed to currency risk whether or not it holds a bond or other instrument denominated in that currency. The gross notional value of derivative instruments and transactions could exceed the value of the Fund's net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower. The primary risks associated with the use of derivative instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in market value of the securities held by the Fund and the price of futures contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to movements in the value of the referenced foreign currencies; (vii) the Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

122 MATTHEWS ASIA FUNDS

Financial Futures Contracts: Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Forward Foreign Currency Exchange Contracts: A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Derivative Financial Instruments Categorized by Risk Exposure:

As of June 30, 2013, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Matthews Asia Strategic Income Fund
	Asset Derivatives
Interest rate contracts:	Unrealized appreciation on financial futures contracts*	$28,672
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	288,654
	Liability Derivatives
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	(443,192)
	Total	($125,866)

*  Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

For the six-month period ended June 30, 2013, the effect of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statement of Operations Location	Matthews Asia Strategic Income Fund
Net Realized Gain (Loss)
Interest rate contracts:
Financial futures contracts	Net realized gain (loss) on financial futures contracts	$3,544
Foreign currency contracts:
Foreign currency exchange contracts	Net realized gain (loss) on foreign currency related transactions	$29,325
Net Change in Unrealized Appreciation (Depreciation)
Interest rate contracts:
Financial futures contracts	Net change in unrealized appreciation/depreciation on financial futures contracts	$28,672
Foreign currency contracts:
Foreign currency exchange contracts	Net change in unrealized appreciation/depreciation on foreign currency related translations	($154,538)

For the six-month period ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Matthews Asia Strategic Income Fund
Financial Futures Contracts (Interest Rate Risk):
Average number of contracts sold	10
Average notional value of contracts sold	$1,292,735
Forward Foreign Currency Exchange Contracts (Foreign Currency Exchange Risk):
Average number of contracts—U.S. dollars purchased	8
Average U.S. dollar amounts purchased	$5,639,512
Average number of contracts—U.S. dollars sold	9
Average U.S. dollar amounts sold	$6,424,492

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Notes to Financial Statements (unaudited) (continued)

4.  CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Six-Month Period Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
MATTHEWS ASIA STRATEGIC INCOME FUND
Investor Class
Shares sold	3,354,170	$36,761,996	2,220,740	$23,251,177
Shares issued through reinvestment of distributions	97,824	1,034,157	76,233	804,134
Shares redeemed	(1,845,746)	(19,315,547)	(356,564)	(3,708,303)
Net increase (decrease)	1,606,248	$18,480,606	1,940,409	$20,347,008
Institutional Class
Shares sold	152,518	$1,666,843	23,391	$243,178
Shares issued through reinvestment of distributions	14,043	148,277	23,315	244,478
Shares redeemed	(9,076)	(96,427)	(4,068)	(42,389)
Net increase (decrease)	157,485	$1,718,693	42,638	$445,267
MATTHEWS ASIAN GROWTH AND INCOME FUND
Investor Class
Shares sold	32,914,864	$631,860,784	48,595,863	$838,808,054
Shares issued through reinvestment of distributions	2,308,517	41,922,667	4,151,037	71,385,411
Shares redeemed	(25,038,460)	(479,036,667)	(35,314,194)	(596,940,180)
Net increase (decrease)	10,184,921	$194,746,784	17,432,706	$313,253,285
Institutional Class
Shares sold	14,085,382	$270,751,141	17,034,591	$287,562,186
Shares issued through reinvestment of distributions	740,780	13,452,563	1,181,732	20,331,566
Shares redeemed	(5,688,791)	(108,564,939)	(7,436,624)	(126,769,784)
Net increase (decrease)	9,137,371	$175,638,765	10,779,699	$181,123,968
MATTHEWS ASIA DIVIDEND FUND
Investor Class
Shares sold	75,179,843	$1,162,959,987	77,762,477	$1,065,544,525
Shares issued through reinvestment of distributions	3,716,636	55,648,139	6,181,131	85,229,647
Shares redeemed	(26,821,756)	(412,581,096)	(47,838,310)	(650,928,607)
Net increase (decrease)	52,074,723	$806,027,030	36,105,298	$499,845,565
Institutional Class
Shares sold	55,397,431	$854,202,827	41,658,452	$570,550,284
Shares issued through reinvestment of distributions	1,076,869	16,078,772	1,317,635	18,233,019
Shares redeemed	(5,077,073)	(77,880,859)	(7,254,225)	(100,020,697)
Net increase (decrease)	51,397,227	$792,400,740	35,721,862	$488,762,606
MATTHEWS CHINA DIVIDEND FUND
Investor Class
Shares sold	6,313,895	$80,169,084	3,176,426	$37,085,392
Shares issued through reinvestment of distributions	119,537	1,433,246	122,584	1,396,131
Shares redeemed	(2,816,314)	(35,301,967)	(1,107,850)	(12,362,523)
Net increase (decrease)	3,617,118	$46,300,363	2,191,160	$26,119,000
Institutional Class
Shares sold	1,353,609	$17,549,361	16,213	$189,562
Shares issued through reinvestment of distributions	22,555	270,207	387	4,528
Shares redeemed	(30,590)	(372,852)	(1,474)	(17,286)
Net increase (decrease)	1,345,574	$17,446,716	15,126	$176,804

124 MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
MATTHEWS ASIA FOCUS FUND*
Investor Class
Shares sold	683,092	$6,765,579
Shares issued through reinvestment of distributions	—	—
Shares redeemed	(6,897)	(63,701)
Net increase (decrease)	676,195	$6,701,878
Institutional Class
Shares sold	94,041	$910,972
Shares issued through reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	94,041	$910,972
MATTHEWS ASIA GROWTH FUND
Investor Class
Shares sold	9,135,627	$179,299,211	3,721,046	$63,331,425
Shares issued through reinvestment of distributions	—	—	—	—
Shares redeemed	(2,237,799)	(44,171,663)	(5,248,807)	(88,329,897)
Net increase (decrease)	6,897,828	$135,127,548	(1,527,761)	($24,998,472)
Institutional Class
Shares sold	1,880,867	$37,313,312	4,863,307	$83,083,414
Shares issued through reinvestment of distributions	—	—	—	—
Shares redeemed	(197,754)	(3,893,125)	(2,211,230)	(37,298,229)
Net increase (decrease)	1,683,113	$33,420,187	2,652,077	$45,785,185
MATTHEWS PACIFIC TIGER FUND
Investor Class
Shares sold	17,754,172	$444,710,681	27,777,515	$621,796,389
Shares issued through reinvestment of distributions	—	—	811,853	19,598,132
Shares redeemed	(15,338,728)	(380,882,279)	(42,748,798)	(959,086,345)
Net increase (decrease)	2,415,444	$63,828,402	(14,159,430)	($317,691,824)
Institutional Class
Shares sold	32,307,354	$805,197,897	79,998,608	$1,801,060,227
Shares issued through reinvestment of distributions	—	—	597,916	14,421,744
Shares redeemed	(17,214,123)	(429,487,077)	(25,944,049)	(589,366,627)
Net increase (decrease)	15,093,231	$375,710,820	54,652,475	$1,226,115,344
MATTHEWS EMERGING ASIA FUND*
Investor Class
Shares sold	3,172,427	$31,439,567
Shares issued through reinvestment of distributions	—	—
Shares redeemed	(32,979)	(317,243)
Net increase (decrease)	3,139,448	$31,122,324
Institutional Class
Shares sold	193,830	$1,946,536
Shares issued through reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	193,830	$1,946,536

*  Investor Class and Institutional Class commencement of operations on April 30, 2013.

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Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
MATTHEWS CHINA FUND
Investor Class
Shares sold	6,179,276	$145,698,639	13,170,343	$300,777,524
Shares issued through reinvestment of distributions	—	—	1,706,904	38,849,124
Shares redeemed	(15,901,040)	(363,309,693)	(30,279,030)	(679,455,872)
Net increase (decrease)	(9,721,764)	($217,611,054)	(15,401,783)	($339,829,224)
Institutional Class
Shares sold	1,808,060	$42,735,538	11,827,474	$270,914,455
Shares issued through reinvestment of distributions	—	—	89,313	2,030,100
Shares redeemed	(10,248,736)	(235,261,835)	(8,663,672)	(193,876,060)
Net increase (decrease)	(8,440,676)	($192,526,297)	3,253,115	$79,068,495
MATTHEWS INDIA FUND
Investor Class
Shares sold	2,298,549	$40,189,875	5,201,385	$85,925,731
Shares issued through reinvestment of distributions	—	—	681,987	11,818,835
Shares redeemed	(6,502,276)	(112,216,301)	(12,325,063)	(198,687,083)
Net increase (decrease)	(4,203,727)	($72,026,426)	(6,441,691)	($100,942,517)
Institutional Class
Shares sold	36,197	$640,822	93,829	$1,552,011
Shares issued through reinvestment of distributions	—	—	46,125	799,816
Shares redeemed	(28,754)	(443,965)	(55,380)	(949,348)
Net increase (decrease)	7,443	$196,857	84,574	$1,402,479
MATTHEWS JAPAN FUND
Investor Class
Shares sold	11,108,917	$163,196,780	2,552,518	$30,321,153
Shares issued through reinvestment of distributions	—	—	6,087	72,984
Shares redeemed	(2,851,824)	(40,386,463)	(4,778,502)	(56,073,619)
Net increase (decrease)	8,257,093	$122,810,317	(2,219,897)	($25,679,482)
Institutional Class
Shares sold	1,672,384	$24,192,561	490,430	$5,822,798
Shares issued through reinvestment of distributions	—	—	3,074	36,828
Shares redeemed	(37,377)	(533,131)	(1,352,621)	(16,016,970)
Net increase (decrease)	1,635,007	$23,659,430	(859,117)	($10,157,344)
MATTHEWS KOREA FUND
Investor Class
Shares sold	1,631,898	$8,877,007	3,004,174	$15,405,145
Shares issued through reinvestment of distributions	—	—	227,370	1,261,906
Shares redeemed	(3,669,602)	(19,830,112)	(9,016,025)	(45,221,382)
Net increase (decrease)	(2,037,704)	($10,953,105)	(5,784,481)	($28,554,331)
Institutional Class
Shares sold	5,517,431	$30,070,000	8,618,940	$42,519,900
Shares issued through reinvestment of distributions	—	—	—	—
Shares redeemed	(1,984,958)	(10,758,474)	(10,380,179)	(48,255,856)
Net increase (decrease)	3,532,473	$19,311,526	(1,761,239)	($5,735,956)

126 MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
MATTHEWS ASIA SMALL COMPANIES FUND
Investor Class
Shares sold	4,674,685	$87,843,305	9,095,379	$152,711,909
Shares issued through reinvestment of distributions	—	—	161,312	2,845,544
Shares redeemed	(4,738,577)	(91,290,247)	(6,558,137)	(106,965,033)
Net increase (decrease)	(63,892)	($3,446,942)	2,698,554	$48,592,420
Institutional Class*
Shares sold	1,505,735	$29,624,980
Shares issued through reinvestment of distributions	—	—
Shares redeemed	(50,787)	(921,030)
Net increase (decrease)	1,454,948	$28,703,950
MATTHEWS CHINA SMALL COMPANIES FUND
Investor Class
Shares sold	1,298,236	$10,766,303	1,094,940	$8,135,914
Shares issued through reinvestment of distributions	—	—	3,294	24,605
Shares redeemed	(377,026)	(3,121,658)	(413,179)	(3,008,148)
Net increase (decrease)	921,210	$7,644,645	685,055	$5,152,371
MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND
Investor Class
Shares sold	270,925	$2,637,024	667,622	$5,929,115
Shares issued through reinvestment of distributions	—	—	29,966	274,795
Shares redeemed	(5,554,475)	(56,242,752)	(5,327,248)	(46,483,548)
Net increase (decrease)	(5,283,550)	($53,605,728)	(4,629,660)	($40,279,638)
Institutional Class*
Shares sold	3,902,397	$40,188,001
Shares issued through reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	3,902,397	$40,188,001

*  Institutional Class commenced operations on April 30, 2013.

The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if shareholders sell or exchange their shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant an exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve a substantial risk of the type of harm that the policy is designed to avoid. The Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds' prospectuses. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

5.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to an Investment Advisory Agreement dated August 13, 2004, as amended (the "Advisory Agreement"), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Strategic Income Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund pays Matthews 0.75% of their annual aggregate average daily net assets up to $2 billion, 0.6834% of the annual aggregate average daily net assets between $2 billion and $5 billion, and 0.65% of the annual aggregate average daily net assets over $5 billion. Matthews Asia Strategic Income Fund pays Matthews an annual fee of 0.65% of its annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of their annual average daily net assets pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee of one-twelfth (1/12) of the management fee of the Fund's average daily net asset value.

Under a written agreement between the Funds and Matthews, Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. For Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund, this level is 2.00%. For Matthews Asian Growth and Income Fund, Matthews Asia Growth Fund and Matthews Pacific Tiger Fund, this level is 1.90%. For Matthews Asia Dividend Fund and Matthews China Dividend Fund, this level is 1.50%. For Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund, Matthews agrees to waive fees and reimburse expenses to each Fund if its expense ratio exceeds 1.25%, 1.75%, 2.00%, respectively, for the Institutional Class and agrees to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class for Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund may be higher than the Institutional Class, the expense ratio of the Investor Class may

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Notes to Financial Statements (unaudited) (continued)

exceed 1.25%, 1.75%, or 2.00%, respectively. In turn, if a Fund's expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed its expense limitation. For each Fund other than Matthews Asia Strategic Income Fund, Matthews China Small Companies Fund, Matthews Asia Focus and Matthews Emerging Asia Fund, this agreement will continue through at least August 31, 2013. For Matthews Asia Strategic Income Fund and Matthews China Small Companies Fund, this agreement will continue through at least August 31, 2014. For Matthews Asia Focus Fund and Matthews Emerging Asia Fund, this agreement will continue through at least August 31, 2015. These agreements may be extended for additional periods for each of the Funds.

Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund on a voluntary basis if its expense ratio exceeds 1.00%, 1.50%, 1.75%, respectively. Furthermore, any amounts voluntarily waived by Matthews with respect to the Institutional Class of Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund, excluding any voluntary waiver of class-specific shareholder servicing fees, may also be waived for the Investor Class of Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews.

On June 30, 2013, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring June 30,
	2014	2015	2016
Matthews Asia Strategic Income Fund	$22,795	$161,965	$4,415
Matthews Asia Focus Fund	—	—	34,997
Matthews Emerging Asia Fund	—	—	56,551
Matthews China Small Companies Fund	76,945	76,425	7,337

Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews Asia Science and Technology Fund had no amounts available for recoupment and no amounts recouped during the six-month period ended June 30, 2013.

Investment advisory fees charged, waived, reimbursed and recapture for the six-month period ended June 30, 2013, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Recapture of Previously Waived Fees	Net Advisory Fee/ Reimbursement
Matthews Asia Strategic Income Fund	$185,284	($4,415)	$—	$180,869
Matthews Asian Growth and Income Fund	15,072,690	—	—	15,072,690
Matthews Asia Dividend Fund	15,845,223	—	—	15,845,223
Matthews China Dividend Fund	357,084	—	104,529	461,613
Matthews Asia Focus Fund	5,421	(34,997)	—	(29,576)
Matthews Asia Growth Fund	1,831,393	—	—	1,831,393
Matthews Pacific Tiger Fund	24,059,707	—	—	24,059,707
Matthews Emerging Asia Fund	28,283	(56,551)	—	(28,268)
Matthews China Fund	6,226,628	—	—	6,226,628
Matthews India Fund	2,025,996	—	—	2,025,996
Matthews Japan Fund	583,500	—	—	583,500
Matthews Korea Fund	469,629	—	—	469,629
Matthews Asia Small Companies Fund	2,042,790	—	—	2,042,790
Matthews China Small Companies Fund	83,228	(7,337)	—	75,891
Matthews Asia Science and Technology Fund	435,982	—	—	435,982

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $369,500 in aggregate for regular compensation during the six-month period ended June 30, 2013.

The Funds have a Shareholder Services Agreement, in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds pay 0.25% of their aggregate average daily net assets between $0 and $2 billion, 0.1834% of their aggregate average daily net assets between $2 billion and $5 billion, 0.15% of their aggregate average daily net assets between $5 billion and $7.5 billion, 0.125% of their aggregate average daily net assets between $7.5 billion and $15 billion and 0.11% of their aggregate average daily net assets over $15 billion.

128 MATTHEWS ASIA FUNDS

Administration and shareholder servicing fees charged, for the six-month period ended June 30, 2013, were as follows:

Administration and Shareholder Servicing Fees
Matthews Asia Strategic Income Fund	$41,174
Matthews Asian Growth and Income Fund	3,277,536
Matthews Asia Dividend Fund	3,442,918
Matthews China Dividend Fund	77,556
Matthews Asia Focus Fund	1,168
Matthews Asia Growth Fund	397,847
Matthews Pacific Tiger Fund	5,231,965
Matthews Emerging Asia Fund	4,057
Matthews China Fund	1,355,569
Matthews India Fund	440,858
Matthews Japan Fund	126,577
Matthews Korea Fund	102,165
Matthews Asia Small Companies Fund	295,353
Matthews China Small Companies Fund	12,015
Matthews Asia Science and Technology Fund	94,836

The Funds bear a portion of the fees paid to certain service providers (exclusive of the Funds' transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Additional information concerning these services and fees is contained in the Funds' prospectuses. Fees accrued to pay to such service providers for the six-month period ended June 30, 2013 are a component of Transfer Agent fees and Administration and shareholder servicing fees in the Statements of Operations as follows:

	Transfer Agent Fees	Administration and Shareholder Servicing Fees	Total
Matthews Asia Strategic Income Fund	$30,663	$15,332	$45,995
Matthews Asian Growth and Income Fund	2,489,297	1,244,649	3,733,946
Matthews Asia Dividend Fund	1,972,627	986,313	2,958,940
Matthews China Dividend Fund	50,970	25,485	76,455
Matthews Asia Focus Fund	768	384	1,152
Matthews Asia Growth Fund	226,021	113,010	339,031
Matthews Pacific Tiger Fund	2,627,558	1,313,779	3,941,337
Matthews Emerging Asia Fund	2,700	1,350	4,050
Matthews China Fund	1,157,693	578,847	1,736,540
Matthews India Fund	388,299	194,150	582,449
Matthews Japan Fund	65,257	32,629	97,886
Matthews Korea Fund	76,356	38,178	114,534
Matthews Asia Small Companies Fund	255,358	127,679	383,037
Matthews China Small Companies Fund	9,109	4,555	13,664
Matthews Asia Science and Technology Fund	70,566	35,283	105,849

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Notes to Financial Statements (unaudited) (continued)

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds' administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds' transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the six-month period ended June 30, 2013 were as follows:

Administration and Accounting Fees
Matthews Asia Strategic Income Fund	$2,263
Matthews Asian Growth and Income Fund	179,892
Matthews Asia Dividend Fund	189,216
Matthews China Dividend Fund	4,261
Matthews Asia Focus Fund	65
Matthews Asia Growth Fund	21,885
Matthews Pacific Tiger Fund	287,201
Matthews Emerging Asia Fund	225
Matthews China Fund	74,247
Matthews India Fund	24,170
Matthews Japan Fund	6,981
Matthews Korea Fund	5,604
Matthews Asia Small Companies Fund	16,212
Matthews China Small Companies Fund	661
Matthews Asia Science and Technology Fund	5,204

Brown Brothers Harriman & Co. serves as the Funds' custodian. Foreside Funds Distributors LLC, serves as the Funds' distributor in the United States pursuant to an Underwriting Agreement. Matthews Asia Funds are distributed in Latin America by HMC Partners.

On November 30, 2011, Matthews invested $10 million in Matthews Asia Strategic Income Fund to provide the Fund with its initial investment assets. As of June 30, 2013, the Fund's net assets were $51,859,892, of which 1,065,674 shares held by Matthews represented 21%.

The Funds entered into transactions with J.P. Morgan Chase Bank, N.A., including its subsidiaries and affiliates ("J.P. Morgan") acting as a broker-dealer in the purchase and sale of portfolio investments on an agency basis. The aggregate value of such transactions with J.P. Morgan by the Funds in 2013 was $271,962. In addition, pursuant to an Administrative Fee Agreement dated July 1, 2009, the Funds received certain shareholder, administrative and sub-transfer agency services from J.P. Morgan (including transmission of purchase and redemption orders in accordance with the Funds' prospectuses; maintenance of separate records for its clients; mailing of shareholder confirmations and periodic statements; processing dividend payments; and shareholder information and support). Pursuant to the agreement with J.P. Morgan, the Funds paid J.P. Morgan $778,606 for such services.

6.  INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the six-month period ended June 30, 2013, excluding short-term investments, were as follows:

	Affiliated Purchases	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Strategic Income Fund	$—	$37,943,279	$17,472,028
Matthews Asian Growth and Income Fund	13,575,060	659,503,187	200,937,020
Matthews Asia Dividend Fund	12,347,308	1,697,379,237	214,795,028
Matthews China Dividend Fund	—	78,440,034	13,670,955
Matthews Asia Focus Fund	—	7,156,243	—
Matthews Asia Growth Fund	—	208,755,449	45,665,617
Matthews Pacific Tiger Fund	32,501,507	717,083,645	230,390,414
Matthews Emerging Asia Fund	—	32,316,400	536,064
Matthews China Fund	—	61,259,459	426,540,969
Matthews India Fund	—	29,834,756	96,147,159
Matthews Japan Fund	—	168,444,938	25,497,939
Matthews Korea Fund	—	44,824,830	37,559,258
Matthews Asia Small Companies Fund	—	128,381,350	102,545,690
Matthews China Small Companies Fund	—	9,010,233	1,240,493
Matthews Asia Science and Technology Fund	—	49,092,720	63,869,106

130 MATTHEWS ASIA FUNDS

7.  HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2013, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:
A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2013 is set forth below:

	Shares Held at Dec. 31, 2012	Shares Purchased		Shares Sold	Shares Held at June 30, 2013	Value at June 30, 2013	Dividend Income Jan. 1, 2013– June 30, 2013
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
CITIC Telecom International Holdings, Ltd.	139,126,000	52,172,250		—	191,298,250	$57,191,519	$1,290,477
Vitasoy International Holdings, Ltd.	51,771,000	—		—	51,771,000	62,318,886	—
Total Affiliates						$119,510,405	$1,290,477
MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Ansell, Ltd.	—	8,575,000		—	8,575,000	$138,140,303	$—
Ascendas India Trust	55,065,000	—		—	55,065,000	31,059,136	962,949
Breville Group, Ltd.	—	6,527,453		—	6,527,453	42,146,094	—
CapitaRetail China Trust, REIT	47,540,000	—		—	47,540,000	52,823,373	571,188
EPS Corp.	14,592	14,592	†	—	29,184	32,572,185	247,401
Greatview Aseptic Packaging Co., Ltd.	—	75,595,000		—	75,595,000	46,666,814	925,430
Jiangsu Expressway Co., Ltd. H Shares	65,104,000	11,978,000		—	77,082,000	79,506,450	4,487,081
Johnson Health Tech Co., Ltd.	16,429,890	500,000		—	16,929,890	46,371,500	—
Minth Group, Ltd.	56,685,000	3,122,000		—	59,807,000	92,525,567	2,965,872
Pigeon Corp.	1,501,800	—		—	1,501,800	119,669,009	1,176,258
Primary Health Care, Ltd.	—	30,095,465		—	30,095,465	131,806,222	663,440
Shinko Plantech Co., Ltd.††	3,760,200	—		3,760,200	—	—	—
Sichuan Expressway Co., Ltd. H Shares††	74,946,000	—		74,946,000	—	—	—
TXC Corp.	21,549,524	—		—	21,549,524	29,285,352	—
Woongjin Thinkbig Co., Ltd.††	2,079,870	—		2,079,870	—	—	—
Xingda International Holdings, Ltd.	109,164,000	9,000,000		—	118,164,000	50,006,984	2,282,818
Yuexiu Transport Infrastructure, Ltd.	97,210,000	2,948,000		—	100,158,000	50,468,653	1,419,253
Total Affiliates						$943,047,642	$15,701,690
MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Digital China Holdings, Ltd.	55,828,000	4,000,000		—	59,828,000	$71,115,379	$—
Dongbu Insurance Co., Ltd.	3,505,500	445,000		—	3,950,500	166,599,653	4,388,392
Green Cross Corp.	838,869	128,631	†††	1	967,499	103,568,199	—
Hyflux, Ltd.	65,284,280	—		—	65,284,280	64,248,848	1,325,139
MegaStudy Co., Ltd.	396,412	—		—	396,412	21,356,409	—
Sinopharm Group Co., Ltd. H Shares††	43,788,000	—		—	43,788,000	—	—
Yuhan Corp.††	584,138	—		42,000	542,138	—	—
Total Affiliates						$426,888,488	$5,713,531
MATTHEWS CHINA FUND
Name of Issuer:
Lianhua Supermarket Holdings Co., Ltd. H Shares	31,193,800	—		—	31,193,800	$16,954,003	$354,669
Total Affiliates						$16,954,003	$354,669

†  Includes stock split during the period.

††  Issuer was not an affiliated company as of June 30, 2013.

†††  Includes stock dividend during the period.

matthewsasia.com | 800.789.ASIA 131

Notes to Financial Statements (unaudited) (continued)

8.  FEDERAL INCOME TAX INFORMATION

Under current tax law, the Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

Late Year Losses*
Matthews Asia Dividend Fund	$4,007,951
Matthews Asia Growth Fund	1,872,371
Matthews Pacific Tiger Fund	72,733
Matthews China Fund	3,835
Matthews India Fund	4,073,778
Matthews Japan Fund	545,902
Matthews Korea Fund	100,400
Matthews Asia Small Companies Fund	1,127,134
Matthews China Small Companies Fund	64,704
Matthews Asia Science and Technology Fund	503,896

*  The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2012, which expire in year indicated, which are available to offset future capital gains, if any:

			Amount With No Expiration*
LOSSES DEFERRED EXPIRING IN:	2016	2017	Short-term Losses	Long-term Losses	Total
Matthews Asia Dividend Fund	$—	$—	$50,197,337	$93,485,554	$143,682,891
Matthews China Dividend Fund	—	—	749,904	1,142,893	1,892,797
Matthews Asia Growth Fund	—	47,329,141	—	—	47,329,141
Matthews Japan Fund	29,280,430	44,032,426	—	—	73,312,856
Matthews Asia Small Companies Fund	—	—	4,921,090	11,054,602	15,975,692
Matthews China Small Companies Fund	—	—	834,812	292,613	1,127,425
Matthews Asia Science and Technology Fund	—	10,329,226	1,414,823	—	11,744,049

*  Post-Enactment Losses: Must be utilized prior to losses subject to expiration.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there no additional subsequent events that require recognition or disclosure in the financial statements.
132 MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreement (Unaudited)

The Matthews Asia Focus Fund and Matthews Emerging Asia Fund (each, a "Fund," and, together, the "Funds"), which are new series of the Trust, have retained Matthews International Capital Management, LLC ("Matthews") to manage their assets pursuant to the Advisory Agreement, which has been approved by the Board of Trustees of the Funds, including the Independent Trustees. The Advisory Agreement will continue in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose.

At an in-person meeting held on February 26, 2013 (the "Meeting"), the Board, including the Independent Trustees of the Trust, approved the Advisory Agreement with respect to the Funds, for an initial annual term from the commencement of operations for the Funds.

Before the Meeting, the Independent Trustees had requested information and a presentation from Matthews about the matters to be considered at the Meeting. This information, together with the information provided to the Independent Trustees about the Funds prior to the Meeting, formed the primary (but not exclusive) basis for the Board's determinations as summarized below. The Independent Trustees reviewed and discussed the extensive information provided by Matthews at a separate meeting of the Board on February 4, 2013 primarily for the purpose of discussing and considering information about the Funds, as well as during an executive session occurring before the February 26, 2013 meeting of the Board. The Independent Trustees were assisted in their deliberations by their independent legal counsel. Below is a summary of the factors considered by the Board in approving the Advisory Agreement with respect to the Funds.

  The nature, extent and quality of the services to be provided by Matthews under the Advisory Agreement. The Trustees considered the experience and qualifications of the personnel at Matthews who will be responsible for providing services to the Funds and who will be responsible for the daily management of the Funds' portfolios. The Trustees previously noted that Matthews has expanded and deepened its professional staff over the past several years, and has enjoyed relative stability of its senior executive and portfolio management. The Trustees viewed Matthews as well positioned to provide high quality services to the Funds based on their experience with Matthews'

services to the existing series of the Trust. The Trustees also considered the Chief Compliance Officer's report regarding the compliance resources, risk assessment and other initiatives, programs and structures of Matthews, including its compliance record and its supervision of the Trust's service providers. The Trustees concluded that Matthews has high-quality compliance and a strong commitment to a culture of compliance. The Trustees recognized the extent of Matthews' on-going commitment to marketing and distribution, and its support for the launch of new funds including the Funds. The Trustees concluded that Matthews had the quality and depth of personnel and investment methods essential to the performance of its duties under the Advisory Agreement with respect to the Funds, and that the nature, overall quality, cost and extent of such management services are expected to be satisfactory and reliable.

  The investment performance of Matthews. The Trustees reviewed the short-term and long-term performance of the existing series of the Trust and considered the relevance of that performance, and the comparative investment strategies and objectives, as well as necessary expertise, compared to those existing series. Although the strategies for the new Funds are not directly comparable to the existing series, the Trustees recognized that they are useful to consider and they gave more weight to such series' long-term investment performance given the long-term investment philosophy of such series and, on that basis, the Trustees concluded that they were generally satisfied with such series' overall performance records. The Trustees also reviewed Matthews' trading policies and efforts to obtain best overall execution for such series in the various markets in which such series trade securities. The Trustees concluded that Matthews has the potential to generate acceptable long-term performance for the Funds.

  The extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale. Because the Funds are new, they are not expected to recognize economies of scale for some time. The Trustees agreed to monitor the Funds' growth and evaluate economies of scale at future renewals of the Advisory Agreement. The Trustees acknowledged that one Fund would immediately benefit as part of a group advisory fee schedule with breakpoints, and that both Funds would immediately benefit from a group fee schedule for administrative services from Matthews.

matthewsasia.com | 800.789.ASIA 133

Approval of Investment Advisory Agreement (Unaudited) (continued)

  The costs of the services to be provided by Matthews and others. The Trustees considered the proposed advisory fees and the expected total fees and expenses of each Fund in comparison to the advisory fees and other fees and expenses of other funds in each Fund's relevant peer group. The Trustees considered both the gross advisory fee rates to be charged by Matthews, as well as the expected effective advisory fee rates after taking into consideration the expense limitation arrangements and voluntary fee waivers. The Trustees found that the proposed contractual advisory fee rates (excluding administrative services) for the Funds were competitive and generally lower than the relevant peer group averages. Also, the total expense ratios to be paid by investors in the Funds, which are most representative of an investor's net experience, were also competitive.

  The profits to be realized by Matthews and its affiliates from the relationships with the Funds. The Trustees recognized that, as new funds with expense limitations in place, it is unlikely that the Funds will generate profits for Matthews initially and may not do so until the Funds have experienced some growth. The Trustees noted that Matthews' pretax profit margin with respect to the existing series of the Trust appeared to be sufficient for Matthews to operate as a viable investment management firm to support its services to the Funds. The Trustees also considered that the additional benefits expected to be derived by Matthews from its relationship with the Funds are limited solely to research benefits received in exchange for "soft dollars."

No single factor was determinative of the Board's decision to approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangements are fair and reasonable to each Fund in light of the services that Matthews will provide, its costs and reasonably foreseeable Fund asset levels, and that each Fund's shareholders would receive reasonable value in return for the advisory fees to be paid. The Board agreed that the approval of the Advisory Agreement with respect to each Fund would be in the best interests of each Fund and its shareholders. The Independent Trustees concluded separately that the approval of the Advisory Agreement was supported by reasonable and impartial records and information, including the services to be provided by Matthews and the competitive expense structure, and that the approval of the Advisory Agreement with respect to each Fund would be in the best interests of each Fund and its shareholders.

The Advisory Agreement may be terminated by the Trustees on behalf of the Funds or Matthews upon 60 days' prior written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

134 MATTHEWS ASIA FUNDS

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matthewsasia.com | 800.789.ASIA 135

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA

LEGAL COUNSEL

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

matthewsasia.com | 800.789.ASIA

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

  SAR-0613-258M

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)               Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)           Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	September 5, 2013

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	September 5, 2013

* Print the name and title of each signing officer under his or her signature.